UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-173

DODGE & COX FUNDS

(Exact name of registrant as specified in charter)

555 California Street, 40th Floor

San Francisco, CA 94104

(Address of principal executive offices) (Zip code)

Thomas M. Mistele, Esq.

555 California Street, 40th Floor

San Francisco, CA 94104

(Name and address of agent for service)

Registrant’s telephone number, including area code: 415-981-1710

Date of fiscal year end: DECEMBER 31, 2009

Date of reporting period: DECEMBER 31, 2009

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1.	REPORTS TO STOCKHOLDERS.

The following are the December 31, 2009 annual reports for the Dodge & Cox Funds, a Delaware statutory trust, consisting of five series: Dodge & Cox Stock Fund, Dodge & Cox Global Stock Fund, Dodge & Cox International Stock Fund, Dodge & Cox Balanced Fund and Dodge & Cox Income Fund. The reports of each series were transmitted to their respective shareholders on February 18, 2010.

Stock Fund

www.dodgeandcox.com

For Fund literature, transactions, and account

information, please visit the Funds’ web site.

or write or call:

DODGE & COX FUNDS

c/o Boston Financial Data Services

P.O. Box 8422

Boston, Massachusetts 02266-8422

(800) 621-3979

INVESTMENT MANAGER

Dodge & Cox

555 California Street, 40th Floor

San Francisco, California 94104

(415) 981-1710

This report is submitted for the general information of the shareholders of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless it is accompanied by a current prospectus.

This report reflects our views, opinions, and portfolio holdings as of December 31, 2009, the end of the reporting period. Any such views are subject to change at any time based upon market or other conditions and Dodge & Cox disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dodge & Cox Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dodge & Cox Fund.

12/09 SF AR       Printed on recycled paper

2009

Annual Report

December 31, 2009

Stock Fund

ESTABLISHED 1965

TICKER:  DODGX

TO OUR SHAREHOLDERS

The Dodge & Cox Stock Fund had a total return of 4.5% for the fourth quarter of 2009, compared to 6.0% for the Standard & Poor’s 500 Index (S&P 500). The Fund had a total return of 31.3% for 2009, compared to 26.5% for the S&P 500. At year end, the Fund had net assets of $40.0 billion with a cash position of 1.8%. Longer-term results and the 2009 performance review appear on page three.

MARKET COMMENTARY

During 2009, the market declined 25% through March 9, then rallied 68% through year end. The Fund declined 29% through March 9, and then rose 84%, outperforming the S&P 500 by 4.8 percentage points for the full year. Our persistence was rewarded as some of the Fund’s weaker holdings in 2008 and early 2009 contributed the most to the strong portfolio returns after March 9. Examples include Dow Chemical, Motorola, News Corporation, and Schlumberger. The rebound in the stock market, and the even stronger performance for the Fund, reflected a reduction in investor pessimism, and the largest beneficiaries were shares of companies perceived to have greater operational or financial risk.

INVESTMENT STRATEGY

The Past Decade

Many observers have called the past ten years “the lost decade” for U.S. equity investors. The S&P 500 annualized return was negative 1.0%. However, it was possible to provide reasonable returns for investors despite a difficult period for stocks and volatile economic activity. The Fund was up 5.7% annualized for the same ten-year period.

In many respects, it was a lost decade for the real economy as well, with little or no net growth in employment, industrial output, and S&P 500 operating earnings. Current employment in the United States approximates the 135 million jobs of ten years ago, as does the Federal Reserve’s current index of Industrial Production. Even the S&P 500 operating earnings in the middle of 2009 have grown little from the middle of 1999. With year-end unemployment at 10% and high levels of public and private debt, uncertainty and skepticism remain high, and valuations are significantly lower than they were ten years ago. In fact, disappointing market returns and current economic uncertainty have caused many to question the prudence of investing in stocks going forward. We think this is an important question to explore.

Valuation Matters

Overvaluation was a key reason for the disappointing ten-year equity returns of the S&P 500. At the beginning of 2000, the S&P 500 was valued at 27 times forward estimated earnings, almost two times the long-term average. It may be hard to remember the enthusiasm for the growth prospects for many companies ten years ago. Extremely high valuations in the technology, media, telecommunications, and health care areas (over 50% of the S&P 500 market capitalization) reflected expectations for a continuation of the very high levels of growth experienced in the late-1990s. In contrast, the Fund’s portfolio had a price-to-earnings ratio (P/E) of 16 times forward estimated earnings in 2000 and had a much larger concentration in the Industrials, Materials, Financials, and Energy sectors (over 50% of the Fund).

The composition of the Fund, however, is quite different from a decade ago. At year end, the Fund was nearly 60% invested in the technology, media, telecommunications, and health care areas, compared to less than 25% in the beginning of 2000. These are areas we believe will grow faster than the overall economy over the long term, and, in general, the Fund’s holdings are less expensive than the overall market. The average valuation in the Fund (14 times forward estimated earnings) is lower than the S&P 500 (18 times). Furthermore, these valuations are based on earnings that are severely depressed from the peak earnings in 2007. We are enthusiastic about the Fund’s long-term prospective returns.

Investment Approach: Long-Term Fundamentals

Looking forward, continued volatility would not surprise us. Rather than focus on short-term market fluctuations, we focus on each company in the Fund and its prospects for the years ahead. This begins with analysis of the key business lines for each holding. We investigate competitors and suppliers and speak with customers and

PAGE 1 ▪ DODGE & COX STOCK FUND

regulators, as appropriate, to understand competitive strengths and weaknesses. We combine our long-term fundamental research effort with a strict price discipline, looking at historical valuations and comparative valuations within each industry and across the market. In assessing the risks and opportunities for each investment, we focus on earnings, cash flow, and valuation with an investment horizon longer than three years. While we know that unforeseen management, industry, and macroeconomic changes will occur during our investment horizon, we strive to develop a reasonable range of possible outcomes for each of the Fund’s holdings.

We anticipate that a number of important factors from the last decade will continue well into the next. They are relevant across the economy, and include continued rapid technological change, further integration of the global economy, and increasing production and consumption in emerging markets around the world.

Strategy in Health Care and Technology

The two largest sectors of the Fund at year end were Health Care and Information Technology, 23.0% and 20.6% of the Fund, respectively.

Much attention throughout 2009 was focused on U.S. health care and the potential impact of proposed changes being debated by Congress and the Obama administration. While we are cognizant of the possible risk to the industry of regulatory action, the Fund’s holdings in the sector are trading at historically low valuations and are well positioned to take advantage of the powerful trends of globalization and rapid technological change. Merck was the largest new purchase in the Fund during 2009.1 Global pharmaceutical companies like Merck and Novartis have strong cash flow, established positions in many countries and markets, vigorous research and development programs, and valuations well below the broader market averages. In medical devices, Medtronic, another 2009 addition to the Fund, is an example of an industry leader with solid worldwide franchises, strong and stable profitability, and growing share in its key markets. We believe its reasonable valuation underestimates the long-term opportunities in areas like cardiovascular products and diabetes.

The rapid pace of technological change presents both an opportunity and a threat to companies in the Information Technology sector. The opportunities include potentially rapid growth, attractive profitability, and expanding global opportunities, but the challenges of short product cycles, product obsolescence, and intense competition are also significant. The Fund’s investments in technology are in a variety of businesses, including hardware, software, business services, and systems integration, along with exposure to most major consumer markets. We believe the long-term beneficiaries of continued technological advancements will be industry leaders with strong franchises, financial stability, sustained research and development efforts, and strong intellectual property portfolios. Examples include Hewlett-Packard, Symantec, eBay, Citrix Systems, and Computer Sciences Corporation. We are excited that we have been able to find opportunities in well-positioned technology companies trading at attractive valuations generally well below their historical levels.

IN CLOSING

We are encouraged by the sharp recovery in the Fund’s results in 2009, and believe the years ahead will provide an attractive opportunity for long-term, value-oriented investors. While we do not believe we can forecast the short-term movements of stocks, we are confident in our investment approach and our team of experienced professionals. We believe our longstanding emphasis on individual company “bottom-up” analysis with a long-term investment horizon will contribute positively to the Fund’s results in the coming years.

Thank you for your continued confidence in our firm as a shareholder of the Dodge & Cox Stock Fund. As always, we welcome your comments and questions.

For the Board of Trustees,

John A. Gunn, Chairman	Kenneth E. Olivier, President

February 18, 2010

[1]	We use this example to illustrate our investment process, not to imply that we think it is more attractive than the Fund’s other holdings.

DODGE & COX STOCK FUND ▪	PAGE	2

2009 PERFORMANCE REVIEW

The Fund outperformed the S&P 500 by 4.8 percentage points for the year.

Key Contributors to Relative Results

▪

Strong returns from holdings in the Energy sector (up 35% versus up 14% for the S&P 500 sector) were the largest contributor to relative returns. Schlumberger (up 56%) and Occidental Petroleum (up 38%) were notably strong performers.

▪	Holdings in the Telecommunication Services sector (up 127% versus up 9% for the S&P 500 sector) benefited relative results. Sprint Nextel (up 100%) was a standout.
▪

A much higher average weighting (18% versus 9% for the S&P 500 sector) in the Consumer Discretionary sector had a positive impact, as the area was strong. In particular, Liberty Interactive (up 247%), News Corp. (up 53%), and Time Warner (up 45%) gained.

▪	Additional contributors included Dow Chemical (up 90%), Motorola (up 75%), eBay (up 69%), Hewlett-Packard (up 43%), and Merck (up 39% from date of purchase).

Key Detractors from Relative Results

▪

Weak relative returns from holdings in the Information Technology sector (up 49% versus up 62% for the S&P 500 sector) hurt results, although absolute returns were strong. Hitachi (down 22%) and Xerox (up 9%) lagged.

▪

A modestly lower average weighting in the Financials sector (11% versus 13% for the S&P 500 sector) and weak relative returns (up 10% versus up 18%) detracted from results. Citigroup (down 45% to date of sale) and Wells Fargo (down 6%) were weak.

▪

Additional detractors included Vulcan Materials (down 22%), Wal-Mart (down 3%), and Amgen (down 2%). In addition, despite having positive absolute performance for the year, Comcast (up 2%) hurt relative results.

GROWTH OF $10,000 OVER 10 YEARS

FOR AN INVESTMENT MADE ON DECEMBER 31, 1999

AVERAGE ANNUAL TOTAL RETURN

FOR PERIODS ENDED DECEMBER 31, 2009

	1 Year	5 Years	10 Years	20 Years
Dodge & Cox Stock Fund	31.27%	(0.69)%	5.66%	10.46%
S&P 500	26.45	0.42	(0.95)	8.21

Past performance does not guarantee future results. Investment return and share price will fluctuate with market conditions, and investors may have a gain or loss when shares are sold. Mutual fund performance changes over time and currently may be significantly lower than stated. Performance is updated and published monthly. Visit the Fund’s web site at www.dodgeandcox.com or call 1-800-621-3979 for current performance figures.

The Fund’s total returns include the reinvestment of dividend and capital gain distributions, but have not been adjusted for any income taxes payable by shareholders on these distributions. The Standard & Poor’s 500 (S&P 500) is a broad-based unmanaged measure of common stocks. Index returns include dividends and/or interest income but, unlike Fund returns, do not reflect fees or expenses.

Standard & Poor’s, Standard & Poor’s 500, and S&P 500® are trademarks of The McGraw-Hill Companies, Inc.

Risks: The Fund is subject to stock market risk, meaning stocks in the Fund may decline in value for extended periods due to the financial prospects of individual companies, or due to general market and economic conditions. Please read the prospectus for specific details regarding the Fund’s risk profile.

PAGE 3 ▪ DODGE & COX STOCK FUND

FUND EXPENSE EXAMPLE

As a Fund shareholder, you incur ongoing Fund costs, including management fees and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The following example shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The example assumes a $1,000 investment held for the six months indicated.

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and expenses based on the Fund’s actual returns. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER MUTUAL FUNDS

Information on the second line of the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio of the Fund and an assumed 5% annual rate of return before expenses (not the Fund’s actual return). The amount under the heading “Expense Paid During the Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other mutual funds.

Six Months Ended December 31, 2009	Beginning Account Value 7/1/2009	Ending Account Value 12/31/2009	Expenses Paid During Period*
Based on Actual Fund Return	$1,000.00	$1,252.50	$2.96
Based on Hypothetical 5% Yearly Return	1,000.00	1,022.58	2.66
*	Expenses are equal to the Fund’s annualized expense ratio of 0.52%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

The expenses shown in the table highlight ongoing costs only and do not reflect any transactional fees or account maintenance fees. While other mutual funds may charge such fees, please note that the Fund does not charge transaction fees (e.g., redemption fees, sales loads) or universal account maintenance fees (e.g., small account fees).

DODGE & COX STOCK FUND ▪ PAGE 4

FUND INFORMATION	December 31, 2009

GENERAL INFORMATION
Net Asset Value Per Share	$96.14
Total Net Assets (billions)	$40.0
Expense Ratio	0.52%
2009 Portfolio Turnover Rate	18%
30-Day SEC Yield(a)	1.03%
Fund Inception	1965
No sales charges or distribution fees

Investment Manager: Dodge & Cox, San Francisco. Managed by the Investment Policy Committee, whose nine members’ average tenure at Dodge & Cox is 24 years.

PORTFOLIO CHARACTERISTICS	Fund	S&P 500
Number of Stocks	85	500
Median Market Capitalization (billions)	$17	$9
Weighted Average Market Capitalization (billions)	$61	$82
Price-to-Earnings Ratio(b)	13.6x	17.7x
Foreign Stocks(c)	18.8%	0.0%

TEN LARGEST HOLDINGS(d)	Fund
Hewlett-Packard Co.	5.0%
Schlumberger, Ltd.	3.7
Novartis AG (Switzerland)	3.5
Merck & Co., Inc.	3.2
Wells Fargo & Co.	3.2
Comcast Corp.	3.2
Capital One Financial Corp.	3.1
GlaxoSmithKline PLC (United Kingdom)	2.9
General Electric Co.	2.9
News Corp.	2.7

ASSET ALLOCATION

SECTOR DIVERSIFICATION	Fund	S&P 500
Health Care	23.0%	12.6%
Information Technology	20.6	19.8
Consumer Discretionary	17.0	9.6
Financials	13.3	14.4
Energy	9.6	11.5
Industrials	8.0	10.2
Materials	2.9	3.6
Telecommunication Services	2.0	3.2
Consumer Staples	1.8	11.4
Utilities	0.0	3.7

(a)	SEC yield is an annualization of the Fund’s total net investment income per share for the 30-day period ended on the last day of the month.
(b)	Price-to-earnings (P/E) ratios are calculated using 12-month forward earnings estimates.
(c)	Foreign stocks are U.S. dollar-denominated.
(d)

The Fund’s portfolio holdings are subject to change without notice. The mention of specific securities is not a recommendation or solicitation for any person to buy, sell, or hold any particular security.

PAGE 5 ▪ DODGE & COX STOCK FUND

PORTFOLIO OF INVESTMENTS	December 31, 2009

COMMON STOCKS: 98.2%

	SHARES	VALUE
CONSUMER DISCRETIONARY: 17.0%
CONSUMER DURABLES & APPAREL: 2.7%
Panasonic Corp. ADR(b) (Japan)	33,933,474	$486,945,352
Sony Corp. ADR(b) (Japan)	20,552,850	596,032,650

		1,082,978,002
MEDIA: 10.8%
Comcast Corp., Class A	75,495,497	1,272,854,079
DIRECTV, Class A(a)	2,447,950	81,639,133
DISH Network Corp., Class A(a)	6,842,870	142,126,410
Interpublic Group of Companies, Inc.(a)	18,421,293	135,949,142
Liberty Global, Inc., Series A(a)	764,210	16,743,841
Liberty Global, Inc., Series C(a)	1,301,653	28,441,118
Liberty Starz, Series A(a)	264,750	12,218,213
News Corp., Class A	79,353,526	1,086,349,771
Time Warner Cable, Inc.(a)	12,785,610	529,196,398
Time Warner, Inc.	34,722,732	1,011,820,410

		4,317,338,515
RETAILING: 3.5%
CarMax, Inc.(a),(c)	9,007,200	218,424,600
Home Depot, Inc.	21,194,170	613,147,338
Liberty Interactive, Series A(a)	35,423,375	383,989,385
Macy’s, Inc.	10,590,092	177,489,942

		1,393,051,265

		6,793,367,782
CONSUMER STAPLES: 1.8%
FOOD & STAPLES RETAILING: 1.7%
Wal-Mart Stores, Inc.	7,522,950	402,101,677
Walgreen Co.	7,612,075	279,515,394

		681,617,071
FOOD, BEVERAGE & TOBACCO: 0.1%
Diageo PLC ADR(b) (United Kingdom)	773,014	53,654,902

		735,271,973
ENERGY: 9.6%
Baker Hughes, Inc.(c)	15,354,194	621,537,773
Chevron Corp.	7,980,680	614,432,553
Occidental Petroleum Corp.	11,553,100	939,844,685
Royal Dutch Shell PLC ADR(b) (United Kingdom)	3,312,564	192,559,346
Schlumberger, Ltd.	22,431,512	1,460,067,116

		3,828,441,473
FINANCIALS: 13.3%
BANKS: 5.9%
BB&T Corp.	12,462,844	316,182,352
HSBC Holdings PLC ADR(b) (United Kingdom)	6,129,229	349,917,684
SunTrust Banks, Inc.	11,283,733	228,946,942
U.S. Bancorp	8,800,000	198,088,000
Wells Fargo & Co.	47,362,841	1,278,323,079

		2,371,458,057

	SHARES	VALUE
DIVERSIFIED FINANCIALS: 5.7%
Bank of New York Mellon Corp.	17,356,624	$485,464,773
Capital One Financial Corp.(c)	31,943,611	1,224,718,046
Credit Suisse Group AG ADR(b) (Switzerland)	1,667,900	81,993,964
Legg Mason, Inc.	4,656,700	140,446,072
SLM Corp.(a),(c)	26,185,882	295,114,890
State Street Corp.	963,975	41,971,472

		2,269,709,217
INSURANCE: 1.7%
AEGON NV(a),(b) (Netherlands)	26,858,988	172,166,113
Genworth Financial, Inc., Class A(a)	6,487,660	73,634,941
Loews Corp.	3,608,000	131,150,800
The Travelers Companies, Inc.	5,981,750	298,250,055

		675,201,909

		5,316,369,183
HEALTH CARE: 23.0%
HEALTH CARE EQUIPMENT & SERVICES: 6.6%
Boston Scientific Corp.(a)	45,269,500	407,425,500
Cardinal Health, Inc.(c)	2,822,203	90,987,825
CareFusion Corp.(a)	10,484,875	262,226,724
Covidien PLC(b) (Ireland)	5,563,291	266,426,006
Medtronic, Inc.	5,257,800	231,238,044
UnitedHealth Group, Inc.	20,748,800	632,423,424
WellPoint, Inc.(a)	12,861,654	749,705,811

		2,640,433,334
PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES: 16.4%
Amgen, Inc.(a)	16,811,300	951,015,241
GlaxoSmithKline PLC ADR(b) (United Kingdom)	27,824,300	1,175,576,675
Merck & Co., Inc.	35,555,500	1,299,197,970
Novartis AG ADR(b) (Switzerland)	25,465,500	1,386,087,165
Pfizer, Inc.	51,012,864	927,923,996
Sanofi-Aventis ADR(b) (France)	20,368,600	799,874,922
Thermo Fisher Scientific, Inc.(a)	614,115	29,287,145

		6,568,963,114

		9,209,396,448
INDUSTRIALS: 8.0%
CAPITAL GOODS: 5.0%
Caterpillar, Inc.	2,621,500	149,399,285
Eaton Corp.	3,998,200	254,365,484
General Electric Co.	77,698,175	1,175,573,388
Koninklijke Philips Electronics NV(b) (Netherlands)	2,508,600	73,853,184
Tyco International, Ltd.(b) (Switzerland)	9,460,775	337,560,452

		1,990,751,793
COMMERCIAL & PROFESSIONAL SERVICES: 0.6%
Pitney Bowes, Inc.	10,286,950	234,130,982

See accompanying Notes to Financial Statements	DODGE & COX STOCK FUND ▪ PAGE 6

PORTFOLIO OF INVESTMENTS	December 31, 2009

COMMON STOCKS (continued)

	SHARES	VALUE
TRANSPORTATION: 2.4%
FedEx Corp.	11,633,599	$970,823,836

		3,195,706,611
INFORMATION TECHNOLOGY: 20.6%
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT: 1.2%
Maxim Integrated Products, Inc.(c)	23,348,800	473,980,640

SOFTWARE & SERVICES: 7.4%
AOL, Inc.(a),(c)	6,075,118	141,428,747
Autodesk, Inc.(a)	1,680,700	42,706,587
BMC Software, Inc.(a)	7,420,940	297,579,694
Cadence Design Systems, Inc.(a),(c)	23,282,600	139,462,774
Citrix Systems, Inc.(a),(c)	11,327,022	471,317,385
Computer Sciences Corp.(a),(c)	6,444,072	370,727,462
Compuware Corp.(a),(c)	22,088,112	159,697,050
EBay, Inc.(a)	26,373,300	620,827,482
Electronic Arts, Inc.(a)	11,161,177	198,110,892
Symantec Corp.(a)	16,700,000	298,763,000
Synopsys, Inc.(a),(c)	10,122,369	225,526,381

		2,966,147,454
TECHNOLOGY, HARDWARE & EQUIPMENT: 12.0%
Hewlett-Packard Co.	38,853,595	2,001,348,679
Hitachi, Ltd. ADR(a),(b) (Japan)	5,355,000	164,291,400
Molex, Inc.	2,547,600	54,900,780
Molex, Inc., Class A	8,724,330	166,896,433
Motorola, Inc.(a),(c)	129,758,711	1,006,927,597
Nokia Corp. ADR(b) (Finland)	11,900,000	152,915,000
Telefonaktiebolaget LM Ericsson ADR(b) (Sweden)	24,196,350	222,364,457
Tyco Electronics, Ltd.(b) (Switzerland)	17,589,775	431,828,976
Xerox Corp.(c)	67,997,300	575,257,158

		4,776,730,480

		8,216,858,574
MATERIALS: 2.9%
Cemex SAB de CV ADR(a),(b) (Mexico)	17,106,791	202,202,270
Domtar Corp.(a)	1,370,959	75,964,838
Dow Chemical Co.	28,145,345	777,655,882
Vulcan Materials Co.	2,046,548	107,791,683

		1,163,614,673
TELECOMMUNICATION SERVICES: 2.0%
Sprint Nextel Corp.(a),(c)	127,825,739	467,842,205
Vodafone Group PLC ADR(b) (United Kingdom)	14,500,000	334,805,000

		802,647,205
TOTAL COMMON STOCKS (Cost $39,965,785,332)		$39,261,673,922

SHORT-TERM INVESTMENTS: 1.6%

	PAR VALUE	VALUE
MONEY MARKET FUND: 0.3%
SSgA Prime Money Market Fund	$121,226,560	$121,226,560

REPURCHASE AGREEMENT: 1.3%
Fixed Income Clearing Corporation(d) 0.00%, 1/4/10, maturity value $545,399,000	545,399,000	545,399,000

TOTAL SHORT-TERM INVESTMENTS (Cost $666,625,560)		$666,625,560

TOTAL INVESTMENTS (Cost $40,632,410,892)	99.8%	$39,928,299,482
OTHER ASSETS LESS LIABILITIES	0.2%	62,810,951

NET ASSETS	100.0%	$39,991,110,433

(a)	Non-income producing
(b)	Security denominated in U.S. dollars
(c)	See Note 8 regarding holdings of 5% voting securities
(d)	Repurchase agreement is collateralized by Federal Home Loan Bank, 0.70%-1.32%, 6/24/11-3/9/12; and Freddie Mac, 4.75%, 3/5/2012. Total collateral value is $556,311,238.

ADR: American Depositary Receipt

PAGE 7 ▪ DODGE & COX STOCK FUND	See accompanying Notes to Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2009
ASSETS:
Investments, at value
Unaffiliated issuers (cost $34,494,293,408)	$35,214,868,814
Affiliated issuers (cost $6,138,117,484)	4,713,430,668

39,928,299,482
Receivable for investments sold	19,072,582
Receivable for Fund shares sold	43,774,012
Dividends and interest receivable	80,977,471
Prepaid expenses and other assets	264,826

40,072,388,373

LIABILITIES:
Payable for investments purchased	23,492,716
Payable for Fund shares redeemed	39,090,334
Management fees payable	17,031,352
Accrued expenses	1,663,538

81,277,940

NET ASSETS	$39,991,110,433

NET ASSETS CONSIST OF:
Paid in capital	$47,770,064,464
Undistributed net investment income	7,793,849
Accumulated net realized loss on investments	(7,082,636,470)
Net unrealized depreciation on investments	(704,111,410)

$39,991,110,433

Fund shares outstanding (par value $0.01 each, unlimited shares authorized)	415,965,085
Net asset value per share	$96.14

STATEMENT OF OPERATIONS

Year Ended December 31, 2009
INVESTMENT INCOME:
Dividends (net of foreign taxes of $13,466,670)
Unaffiliated issuers	$604,221,572
Affiliated issuers	64,591,864
Interest	919,279

669,732,715

EXPENSES:
Management fees	172,055,474
Custody and fund accounting fees	528,509
Transfer agent fees	4,503,142
Professional services	139,393
Shareholder reports	2,095,723
Registration fees	152,380
Trustees’ fees	156,000
Miscellaneous	779,381

180,410,002

NET INVESTMENT INCOME	489,322,713

REALIZED AND UNREALIZED GAIN/ (LOSS) ON INVESTMENTS:
Net realized loss
Unaffiliated issuers	(5,673,679,125)
Affiliated issuers	(909,021,283)
Net change in unrealized depreciation	15,810,026,274

Net realized and unrealized gain	9,227,325,866

NET INCREASE IN NET ASSETS FROM OPERATIONS	$9,716,648,579

STATEMENT OF CHANGES IN NET ASSETS
	Year Ended December 31, 2009	Year Ended December 31, 2008
OPERATIONS:
Net investment income	$489,322,713	$871,266,747
Net realized loss	(6,582,700,408)	(490,239,002)
Net change in unrealized appreciation/depreciation	15,810,026,274	(27,280,798,157)

Net increase/(decrease) in net assets from operations	9,716,648,579	(26,899,770,412)

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(511,502,606)	(841,293,005)
Net realized gain	—	(1,851,869,071)

Total distributions	(511,502,606)	(2,693,162,076)

FUND SHARE TRANSACTIONS:
Proceeds from sale of shares	6,004,678,797	10,316,815,718
Reinvestment of distributions	483,257,450	2,558,867,110
Cost of shares redeemed	(8,423,170,138)	(13,852,190,915)

Net decrease from Fund share transactions	(1,935,233,891)	(976,508,087)

Total increase/(decrease) in net assets	7,269,912,082	(30,569,440,575)

NET ASSETS:
Beginning of period	32,721,198,351	63,290,638,926

End of period (including undistributed net investment income of $7,793,849 and $29,973,742, respectively)	$39,991,110,433	$32,721,198,351

SHARE INFORMATION:
Shares sold	77,216,599	96,421,753
Distributions reinvested	6,220,003	22,845,911
Shares redeemed	(107,436,792)	(137,061,296)

Net decrease in shares outstanding	(24,000,190)	(17,793,632)

See accompanying Notes to Financial Statements	DODGE & COX STOCK FUND ▪ PAGE 8

NOTES TO FINANCIAL STATEMENTS

NOTE 1—ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Dodge & Cox Stock Fund (the “Fund”) is one of the series constituting the Dodge & Cox Funds (the “Trust” or the “Funds”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund commenced operations on January 4, 1965, and seeks long-term growth of principal and income. Risk considerations and investment strategies of the Fund are discussed in the Fund’s Prospectus.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require the use of estimates and assumptions by management. Significant accounting policies are as follows:

Security valuation The Fund’s net assets are valued as of the close of trading on the New York Stock Exchange (NYSE), generally 4:00 p.m. Eastern Time, each day that the NYSE is open for business. Stocks are valued at the official quoted close price or the last sale of the day at the close of the NYSE or, if not available, at the mean between the exchange listed bid and ask prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Security values are not discounted based on the size of the Fund’s position. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or at the direction of the Board of Trustees. Short-term securities are valued at amortized cost which approximates current value. All securities held by the Fund are denominated in U.S. dollars.

Security transactions, investment income, expenses, and distributions Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Dividend income and corporate action transactions are recorded on the ex-dividend date, except for certain dividends or corporate actions from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date.

Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received in excess of income are recorded as a reduction of cost of investments and/or realized gain. Interest income is recorded on the accrual basis.

Expenses are recorded on the accrual basis. Most expenses of the Trust can be directly attributed to a specific series. Expenses which cannot be directly attributed are allocated among the Funds in the Trust.

Distributions to shareholders are recorded on the ex-dividend date.

Repurchase agreements The Fund may enter into repurchase agreements, secured by U.S. government or agency securities, which involve the purchase of securities from a counterparty with a simultaneous commitment to resell the securities at an agreed-upon date and price. It is the Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. In the event of default by the counterparty, the Fund has the contractual right to liquidate the collateral securities and to apply the proceeds in satisfaction of the obligation.

NOTE 2—VALUATION MEASUREMENTS

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

▪	Level 1: Quoted prices in active markets for identical securities
▪	Level 2: Other significant observable inputs (including quoted prices for similar securities, market indices, interest rates, credit risk, etc.)
▪	Level 3: Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

PAGE 9 ▪ DODGE & COX STOCK FUND

NOTES TO FINANCIAL STATEMENTS

The following is a summary of the inputs used to value the Fund’s holdings as of December 31, 2009:

Security Classification(a)	LEVEL 1 (Quoted Prices)	LEVEL 2 (Other Significant Observable Inputs)
Common Stocks(b)	$39,261,673,922	$—
Money Market Investment	121,226,560	—
Repurchase Agreement	—	545,399,000

Total	$39,382,900,482	$545,399,000

(a)	At December 31, 2009 the Fund held no securities that were considered to be “Level 3” securities (those valued using significant unobservable inputs).
(b)	All common stocks held in the Fund are Level 1 securities. For a detailed break-out of common stocks by major industry classification, please refer to the Portfolio of Investments.

NOTE 3—RELATED PARTY TRANSACTIONS

Management fees Under a written agreement approved by a unanimous vote of the Board of Trustees, the Fund pays an annual management fee of 0.50% of the Fund’s average daily net assets to Dodge & Cox, investment manager of the Fund. The agreement further provides that Dodge & Cox shall waive its fee to the extent that such fee plus all other ordinary operating expenses of the Fund exceed 0.75% of the average daily net assets for the year.

Fund officers and trustees All officers and three of the trustees of the Trust are officers or employees of Dodge & Cox. The Trust pays a fee only to those trustees who are not affiliated with Dodge & Cox.

Indemnification Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business the Trust enters into contracts that provide general indemnities to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred.

NOTE 4—INCOME TAX INFORMATION

A provision for federal income taxes is not required since the Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute all of its taxable income to shareholders. Distributions are determined in accordance with income tax regulations, which may differ from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character.

Book/tax differences are primarily due to differing treatments of wash sales, in-kind redemptions and net short-term realized gain/(loss). During the period, the Fund recognized net capital gain of $9,265,340 from the delivery of appreciated securities in an in-kind redemption transaction. For federal income tax purposes, this gain is not recognized as taxable income to the Fund and therefore will not be distributed to shareholders. At December 31, 2009, the cost of investments for federal income tax purposes was $40,690,574,125.

Distributions during the years ended December 31, 2009 and 2008 were characterized as follows for federal income tax purposes:

	Year Ended December 31, 2009	Year Ended December 31, 2008
Ordinary income	$511,502,606	$863,451,970
	($1.195 per share)	($1.889 per share)

Long-term capital gain	—	$1,829,710,106
		($4.079 per share)

At December 31, 2009, the tax basis components of distributable earnings were as follows:

Unrealized appreciation	$5,695,926,472
Unrealized depreciation	(6,458,201,115)

Net unrealized depreciation	(762,274,643)
Undistributed ordinary income	7,793,849
Capital loss carryforward(a)	(6,893,377,401)
Deferred loss(b)	(131,095,836)
(a)	Represents accumulated capital loss which may be carried forward to offset future capital gains. If not utilized, the capital loss carryforward expires as follows:

Expiring in 2016	$30,080,078
Expiring in 2017	6,863,297,323

$6,893,377,401

(b)	Represents net realized loss incurred between November 1, 2009 and December 31, 2009. As permitted by tax regulations, the Fund has elected to treat this loss as arising in 2010.

Fund management has reviewed the tax positions for open periods (for Federal purposes, three years from the date of filing and for State purposes, four years from the date of filing) as applicable to the Fund, and has determined that no provision for income tax is required in the Fund’s financial statements.

DODGE & COX STOCK FUND ▪ PAGE 10

NOTES TO FINANCIAL STATEMENTS

NOTE 5—COMMITTED LINE OF CREDIT

The Fund participates with the Trust in a $200 million committed credit facility (“Line of Credit”) with State Street Bank and Trust Company to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. Interest on borrowings is charged at the prevailing rate. There were no borrowings on the Line of Credit during the period.

NOTE 6—PURCHASES AND SALES OF INVESTMENTS

For the year ended December 31, 2009, purchases and sales of securities, other than short-term securities, aggregated $6,076,688,127 and $8,036,662,465, respectively.

NOTE 7—SUBSEQUENT EVENTS

Fund management has determined that no material events or transactions occurred subsequent to December 31, 2009 and through February 18, 2010, the date of the Fund’s financial statements issuance, which require additional disclosure in the Fund’s financial statements.

In January 2010, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2010-6, Fair Value Measurements and Disclosures (Topic 820): Improving Disclosures about Fair Value Measurements. ASU No. 2010-6 enhances and clarifies existing fair value measurement disclosure requirements and is effective for interim and annual periods beginning after December 15, 2009. The Fund is currently evaluating the impact, if any, of applying the provisions of ASU No. 2010-6.

NOTE 8—HOLDINGS OF 5% VOTING SECURITIES

Each of the companies listed below was considered to be an affiliate of the Fund because the Fund owned 5% or more of the company’s voting securities during all or part of the year ended December 31, 2009. Purchase and sale transactions and dividend income earned during the year on these securities were as follows:

	Shares at Beginning of Year	Additions		Reductions	Shares at End of Year	Dividend Income(a)		Value at End of Year
AOL, Inc.	—	6,075,118	(d)	—	6,075,118	—	(b)	$141,428,747
Baker Hughes, Inc.	15,061,494	808,500		(515,800)	15,354,194	$9,319,706		—	(c)
Cadence Design Systems, Inc.	23,293,600	12,300		(23,300)	23,282,600	—	(b)	139,462,774
Capital One Financial Corp.	26,304,011	5,665,900		(26,300)	31,943,611	14,372,251		1,224,718,046
Cardinal Health, Inc.	21,868,375	10,900		(19,057,072)	2,822,203	10,495,933		—	(c)
CarMax, Inc.	11,812,400	6,600		(2,811,800)	9,007,200	—	(b)	—	(c)
Citrix Systems, Inc.	12,014,741	424,681		(1,112,400)	11,327,022	—	(b)	471,317,385
Computer Sciences Corp.	13,462,172	5,700		(7,023,800)	6,444,072	—	(b)	—	(c)
Compuware Corp.	22,096,012	14,200		(22,100)	22,088,112	—	(b)	159,697,050
Health Management Associates, Inc.	15,334,500	—		(15,334,500)	—	—	(b)	—
Maxim Integrated Products, Inc.	24,360,200	12,900		(1,024,300)	23,348,800	19,278,740		473,980,640
Motorola, Inc.	155,139,211	20,900		(25,401,400)	129,758,711	—	(b)	1,006,927,597
SLM Corp.	26,195,782	16,200		(26,100)	26,185,882	—	(b)	295,114,890
Sprint Nextel Corp.	109,849,239	30,069,100		(12,092,600)	127,825,739	—	(b)	—	(c)
Synopsys, Inc.	6,825,369	3,303,800		(6,800)	10,122,369	—	(b)	225,526,381
Xerox Corp.	57,778,300	10,278,600		(59,600)	67,997,300	11,125,234		575,257,158

						$64,591,864		$4,713,430,668

(a)	Net of foreign taxes, if any
(b)	Non-income producing
(c)	Company was not an affiliate at the end of the period
(d)	Includes 3,156,612 shares received in a spin-off from Time Warner on December 10, 2009.

PAGE 11 ▪ DODGE & COX STOCK FUND

FINANCIAL HIGHLIGHTS

SELECTED DATA AND RATIOS (for a share outstanding throughout each year)		Year Ended December 31,
	2009	2008	2007	2006	2005

Net asset value, beginning of year	$74.37	$138.26	$153.46	$137.22	$130.22
Income from investment operations:
Net investment income	1.15	1.91	2.30	2.15	1.68
Net realized and unrealized gain/(loss)	21.82	(59.83)	(1.90)	23.12	10.36

Total from investment operations	22.97	(57.92)	0.40	25.27	12.04

Distributions to shareholders from:
Net investment income	(1.20)	(1.84)	(2.34)	(2.12)	(1.70)
Net realized gain	—	(4.13)	(13.26)	(6.91)	(3.34)

Total distributions	(1.20)	(5.97)	(15.60)	(9.03)	(5.04)

Net asset value, end of year	$96.14	$74.37	$138.26	$153.46	$137.22

Total return	31.27%	(43.31)%	0.14%	18.54%	9.36%
Ratios/supplemental data:
Net assets, end of year (millions)	$39,991	$32,721	$63,291	$66,185	$52,184
Ratio of expenses to average net assets	0.52%	0.52%	0.52%	0.52%	0.52%
Ratio of net investment income to average net assets	1.42%	1.75%	1.44%	1.48%	1.29%
Portfolio turnover rate	18%	31%	27%	14%	12%

See accompanying Notes to Financial Statements

DODGE & COX STOCK FUND ▪ PAGE 12

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Dodge & Cox Funds and Shareholders of Dodge & Cox Stock Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Dodge & Cox Stock Fund (the “Fund”, one of the series constituting Dodge & Cox Funds) at December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2009, by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 18, 2010

PAGE 13 ▪ DODGE & COX STOCK FUND

SPECIAL 2009 TAX INFORMATION (unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code:

The Fund designates up to a maximum amount of $511,502,606 of its distributions paid to shareholders in 2009 as qualified dividends (treated for federal income tax purposes in the hands of shareholders as taxable at a maximum rate of 15%).

For shareholders that are corporations, the Fund designates 93% of its ordinary dividends (including short-term gains) paid to shareholders in 2009 as dividends from domestic corporations eligible for the corporate dividends received deduction, provided that the shareholder otherwise satisfies applicable requirements to claim that deduction.

BOARD APPROVAL OF FUNDS’ INVESTMENT MANAGEMENT AGREEMENTS AND MANAGEMENT FEES (unaudited)

The Board of Trustees is responsible for overseeing the performance of the Dodge & Cox Funds’ investment manager and determining whether to continue the Investment Management Agreements between the Funds and Dodge & Cox each year (the “Agreements”). At a meeting of the Board of Trustees of the Trust held on December 14, 2009, the Trustees, by a unanimous vote (including a separate vote of those Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940) (the “Independent Trustees”)), approved the renewal of the Agreements for an additional one-year term through December 31, 2010. During the course of the year, the Board received a wide variety of materials relating to the services provided by Dodge & Cox and the performance of the Funds.

INFORMATION RECEIVED

In advance of the meeting, the Board, including each of the Independent Trustees, requested, received, and reviewed materials relating to the Agreements and the services provided by Dodge & Cox. The Independent Trustees retained Morningstar® to prepare an independent expense and performance summary for each Fund and comparable funds managed by other advisers identified by Morningstar®. The Morningstar® materials included information regarding advisory fee rates, expense ratios, and transfer agency, custodial, and distribution expenses, as well as appropriate performance comparisons to a Fund’s peer group and an index or combination of indices. The Morningstar® materials also included a comparison of expenses of various share classes offered by comparable funds. The materials reviewed by the Board contained information concerning, among other things, Dodge & Cox’s profitability, financial results and condition, advisory fee revenue, and separate account advisory fee schedules. The Board additionally considered the Funds’ brokerage commissions, turnover rates, and sales and redemption data for the Funds, including “soft dollar” payments made for research benefiting the Funds and other accounts managed by Dodge & Cox, and third party research expenses paid by Dodge & Cox. The Board received and reviewed a memorandum summarizing information provided throughout the year regarding Dodge & Cox’s services to the Funds. In addition, the Board requested and received information regarding the different services, costs, and risks associated with separate accounts managed by Dodge & Cox as compared to the Dodge & Cox Funds.

The Board received copies of the Agreements and a memorandum from the independent legal counsel to the Independent Trustees discussing the factors generally regarded as appropriate to consider in evaluating advisory arrangements. The Trust’s Contract Review Committee, consisting solely of Independent Trustees, met with the independent legal counsel on November 5, 2009, and again on December 14, 2009, to discuss whether to renew the Agreements. The Board, including the Independent Trustees, subsequently concluded that the existing Agreements are fair and reasonable and voted to approve the Agreements.

In considering the Agreements, the Board, including the Independent Trustees, did not identify any single factor or particular information as all-important or controlling. In reaching the decision to approve the Agreements, the Board, which was advised by independent legal counsel, considered the following factors, among others, and reached the conclusions described below.

NATURE, QUALITY, AND EXTENT OF THE SERVICES

The Board considered that Dodge & Cox provides a wide range of services to the Funds in addition to portfolio

DODGE & COX STOCK FUND ▪ PAGE 14

management and that the quality of these services has been excellent in all respects. The extensive nature of services provided by Dodge & Cox has been documented in materials provided to the Board and in presentations made to the Board throughout the year. In particular, the Board considered the nature, quality, and extent of portfolio management, administrative and shareholder services performed by Dodge & Cox, including: Dodge & Cox’s established long-term history of care and conscientiousness in the management of the Funds; demonstrated consistency in investment approach and depth, background, and experience of the Dodge & Cox Investment Policy Committee, International Investment Policy Committee, Global Investment Policy Committee, Fixed Income Investment Policy Committee, and research analysts responsible for managing the Funds; Dodge & Cox’s organizational structure; Dodge & Cox’s high level of service with respect to its core investment management function as well as in the areas of compliance, trading, proxy voting, Fund administration, shareholder communication and services, supervision of Fund operations, and oversight of other service providers. In addition, the Board considered that Dodge & Cox manages approximately $109 billion in Fund assets with fewer professionals than most comparable funds, and that on average these professionals have more experience and longer tenure than investment professionals at comparable funds. The Board also noted that Dodge & Cox is a research-oriented firm with no marketing or sales department, distributor, or transfer agent to distract management’s attention from its research efforts, and that its investment professionals adhere to a consistent investment approach across the Funds. The Board further considered the Funds’ favorable stewardship ratings by Morningstar®. The Board concluded that it was satisfied with the nature, extent, and quality of investment management and other services provided to the Funds by Dodge & Cox.

INVESTMENT PERFORMANCE

The Board considered short-term and long-term investment performance for each Fund (including periods of outperformance or underperformance) as compared to both relevant indices and the performance of such Fund’s peer group. In light of recent market volatility, the Board also reviewed recent performance in the context of long-term investment goals. The Board noted that the returns of the Funds were down on an absolute basis and relative to peer group funds during 2008, but that performance had improved significantly in 2009. The Board noted that longer-term comparisons demonstrated favorable performance in comparison to peer group funds and was in keeping with the stated goals in the Prospectus. The Board considered that the performance of the Funds is the result of a team-oriented investment management process that emphasizes a long-term investment horizon, independence, comprehensive research, price discipline, and focus. The Board also considered that the investment performance delivered by Dodge & Cox to the Funds appeared to be consistent with the relevant performance delivered for other (non-fund) clients of Dodge & Cox. The Board noted that the Stock and Balanced Funds were rated in the 3-star Morningstar category, the International Stock Fund is rated in the 4-star category, and the Income Fund is rated in the 5-star category (the Global Stock Fund is not yet rated). The Board concluded that Dodge & Cox has delivered favorable long-term performance for Fund investors consistent with the long-term investment strategies being pursued by the Funds.

COSTS AND ANCILLARY BENEFITS

Costs of Services to Funds: Fees and Expenses. The Board considered each Fund’s management fee rate and expense ratio relative to the industry median for similar mutual funds and relative to management fees charged by Dodge & Cox to other (non-fund) clients. The Board evaluated the operating structures of the Funds and Dodge & Cox, noting the following: Dodge & Cox has a centralized focus on investment management operations and derives revenue solely from management fees; its outsourcing of non-advisory support services to unaffiliated third-party service providers is efficient and less costly to investors; Dodge & Cox does not charge front-end sales commissions or distribution fees and bears third party research and distribution-related costs as well as reimbursement for recordkeeping and administrative costs to third-party retirement plan administrators; the Funds receive numerous administrative, regulatory compliance, and shareholder support services from Dodge & Cox without any additional administrative fee;

PAGE 15 ▪ DODGE & COX STOCK FUND

and the fact that the Funds have relatively low transaction costs and portfolio turnover rates. The Board considered that the Funds are substantially below the peer group median in expense ratios and management fee rates and that many media and industry reports specifically comment on the low expense ratios of the Funds, which along with solid long-term performance, have been defining characteristics of the Funds for many years. The Board also considered Morningstar® data showing that some peer group mutual funds offer a class of shares with a low expense ratio, while offering additional share classes with higher expense ratios. The Board also noted that the range of services under the Agreements is much more extensive than under Dodge & Cox’s separate advisory (non-fund) client agreements and that separate accounts incur other expenses that should be considered when comparing Fund expenses to separate account expenses. In light of that and the greater risks and regulatory burdens associated with the high profile mutual fund business, there is reasonable justification for differences in fee rates charged between the two lines of business. The Board concluded that costs incurred by the Funds for the services they receive (including the management fee paid to Dodge & Cox) are reasonable and that the fees are acceptable based upon the qualifications, experience, reputation, and performance of Dodge & Cox and the low overall expense ratios of the Funds.

Profitability and Costs of Services to Dodge & Cox; “Fall-out” Benefits. The Board reviewed reports of Dodge & Cox’s financial position, profitability, and estimated overall value, and they considered Dodge & Cox’s overall profitability within its context as a private, employee-owned S-Corporation and relative to the favorable services provided. The Board noted that net revenues for 2009 represent a decline from 2008 and 2007 levels commensurate with the decline in assets under management over the same period. The Board recognized the importance of Dodge & Cox’s profitability—which is derived solely from management fees and does not include other business ventures—to maintain its independence, stability, company culture and ethics, and management continuity. The Board also considered that revenues reflect the continued success of the Funds and that such revenues are not generated by fees that are high compared to its peers. They noted that Dodge & Cox’s profitability is enhanced due to its efficient internal business model, and that the compensation/profit structure at Dodge & Cox is vital for remaining independent and facilitating retention of its management and investment professionals. The Board considered potential “fall-out” benefits (including the receipt of research from unaffiliated brokers) that Dodge & Cox might receive as a result of its association with the Funds. The Board also noted the extent of additional administrative services performed by Dodge & Cox for the Funds, and that the magnitude of costs and risks borne by Dodge & Cox in rendering advisory services to the Funds (including risks in the compliance, securities valuation, and investment management processes) are continuing to increase. The Board concluded that the profitability of Dodge & Cox’s relationship with the Funds (including fall-out benefits) was fair and reasonable.

THE BENEFIT OF ECONOMIES OF SCALE

The Board considered whether there have been economies of scale with respect to the management of each Fund, whether the Funds have appropriately benefited from any economies of scale, and whether the management fee rate is reasonable in relation to the Fund assets and any economies of scale that may exist. In the Board’s view, any consideration of economies of scale must take account of the Funds’ low fee structure and the considerable efficiencies of the Funds’ organization and fee structure that has been realized by shareholders at the outset of their investment (i.e., from the first dollar). The Board noted that Dodge & Cox has shared economies of scale by adding or enhancing services to the Funds over time, and that the internal costs of providing investment management, up-to-date technology, administrative, and compliance services to the Funds are continuing to increase. For example, Dodge & Cox has increased its research staff and investment resources over the years in order to enhance and expand its investment research capabilities. Thus, the Funds provide access by small investors to top-rank investment management at a relatively low cost. The Board’s decision to renew the Agreements was made after consideration of economies of

DODGE & COX STOCK FUND ▪ PAGE 16

scale and review of peer group fund expense ratios and historical expense ratio patterns for the Funds. Their review also included consideration of the desirability of adding breakpoints to the Funds’ fee schedules. The Board concluded that the current Dodge & Cox fee structure is fair and reasonable and adequately shares economies of scale that may exist.

CONCLUSION

Based on their evaluation of all material factors and assisted by the advice of independent legal counsel to the Independent Trustees, the Board, including the Independent Trustees, concluded that the advisory fee structure was fair and reasonable, that each Fund was paying a competitive fee for the services provided, that the scope and quality of Dodge & Cox’s services has provided substantial value for Fund shareholders over the long term, and that approval of the Agreements was in the best interests of each Fund and its shareholders.

FUND HOLDINGS

The Fund provides a complete list of its holdings four times each fiscal year, as of the end of each quarter. The lists appear in the Fund’s First Quarter, Semi-Annual,

Third Quarter and Annual Reports to shareholders. The Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-CSR (second and fourth quarters) and Form N-Q (first and third quarters). Shareholders may view the Fund’s Forms N-CSR and N-Q on the SEC’s website at www.sec.gov. Forms N-CSR and N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by 1-202-942-8090 (direct) or 1-800-732-0330 (general SEC number). A complete list of the Fund’s quarter-end holdings is also available at www.dodgeandcox.com on or about 15 days following each quarter end and remains available on the web site until the list is updated in the subsequent quarter.

PROXY VOTING

For a free copy of the Fund’s proxy voting policies and procedures, please call 1-800-621-3979, visit the Fund’s web site at www.dodgeandcox.com or visit the SEC’s web site at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ending June 30 is also available at www.dodgeandcox.com or at www.sec.gov.

PAGE 17 ▪ DODGE & COX STOCK FUND

THIS PAGE INTENTIONALLY LEFT BLANK

DODGE & COX STOCK FUND ▪ PAGE 18

DODGE & COX FUNDS—EXECUTIVE OFFICER & TRUSTEE INFORMATION

Name (Age) and Address*	Position with Trust (Year of Election or Appointment)	Principal Occupation During Past 5 Years	Other Directorships Held by Trustees
INTERESTED TRUSTEES & OFFICERS
John A. Gunn (66)	Chairman and Trustee (Trustee since 1985)	Chairman (since 2007), Chief Executive Officer (since 2005) and Director of Dodge & Cox, Portfolio Manager and member of Investment Policy Committee (IPC), Global Investment Policy Committee (GIPC) (since 2008), and International Investment Policy Committee (IIPC)	—
Kenneth E. Olivier (57)	President and Trustee (Trustee since 2005)	President (since 2005) and Director of Dodge & Cox, Portfolio Manager, and member of IPC	—
Dana M. Emery (48)	Senior Vice President and Trustee (Trustee since 1993)	Executive Vice President (since 2005) and Director of Dodge & Cox, Director of Fixed Income, Portfolio Manager, and member of Fixed Income Investment Policy Committee (FIIPC)	—
Charles F. Pohl (51)	Senior Vice President (Officer since 2004)	Senior Vice President and Director of Dodge & Cox, Chief Investment Officer (since 2007), Director of Credit Research, Portfolio Manager, Investment Analyst, and member of IPC, GIPC (since 2008), IIPC (since 2007), and FIIPC	—
Diana S. Strandberg (50)	Senior Vice President (Officer since 2005)	Vice President of Dodge & Cox, Director of International Equity (since 2009), Portfolio Manager, and member of IPC, GIPC (since 2008), and IIPC	—
David H. Longhurst (52)	Treasurer (Officer since 2006)	Vice President and Assistant Treasurer of Dodge & Cox (since 2008); Vice President, Treasurer, Controller and Secretary of Safeco Mutual Funds, Safeco Asset Management Company, Safeco Services, Safeco Securities, and Safeco Investment Services (2000-2004)	—
Thomas M. Mistele (56)	Secretary (Officer since 2000)	Chief Operating Officer (since 2004), Director (since 2005), Secretary, and General Counsel of Dodge & Cox	—
Marcia P. Venegas (41)	Chief Compliance Officer (Officer since 2004)	Associate Chief Compliance Officer of Dodge & Cox (since 2008), Chief Compliance Officer of Dodge & Cox (2005-2008), Compliance Officer of Dodge & Cox (2003-2004)	—
INDEPENDENT TRUSTEES
William F. Ausfahl (69)	Trustee (Since 2002)	CFO, The Clorox Co. (1982-1997); Director, The Clorox Co. (1984-1997)	—
L. Dale Crandall (68)	Trustee (Since 1999)	President, Kaiser Foundation Health Plan, Inc. and Kaiser Foundation Hospitals (2000-2002); Senior Vice President—Finance and Administration & CFO, Kaiser Foundation Health Plan, Inc. and Kaiser Foundation Hospitals (1998-2000)	Director, Ansell Limited (medical equipment and supplies) (2002-present); Director, Coventry Health Care, Inc. (managed health care) (2004-present); Director, Metavante Technologies, Inc. (software) (2007 to 2009); Bridgeport Education, Inc. (education services) (2008 to present)
Thomas A. Larsen (60)	Trustee (Since 2002)	Director in Howard, Rice, Nemerovski, Canady, Falk & Rabkin (law firm)	—
John B. Taylor (63)	Trustee (Since 2005)	Professor of Economics, Stanford University; Senior Fellow, Hoover Institution; Under Secretary for International Affairs, United States Treasury (2001-2005)	—
Will C. Wood (70)	Trustee (Since 1992)	Principal, Kentwood Associates, Financial Advisers	Director, Banco Latinoamericano de Exportaciones S.A. (Latin American foreign trade bank) (1999-Present)

*

The address for each Officer and Trustee is 555 California Street, 40th Floor, San Francisco, California 94104. Each Officer and Trustee oversees all five series in the Dodge & Cox Funds complex and serves for an indefinite term.

Additional information about the Trust’s Trustees and Officers is available in the Trust’s Statement of Additional Information (SAI). You can get a free copy of the SAI by visiting the Funds’ website at www.dodgeandcox.com or calling 1-800-621-3979.

PAGE 19 ▪ DODGE & COX STOCK FUND

Global Stock Fund

www.dodgeandcox.com

For Fund literature, transactions, and account information, please visit the Funds’ web site.

or write or call:

DODGE & COX FUNDS

c/o Boston Financial Data Services

P.O. Box 8422

Boston, Massachusetts 02266-8422

(800) 621-3979

INVESTMENT MANAGER

Dodge & Cox

555 California Street, 40th Floor

San Francisco, California 94104

(415) 981-1710

This report is submitted for the general information of the shareholders of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless it is accompanied by a current prospectus.

This report reflects our views, opinions, and portfolio holdings as of December 31, 2009, the end of the reporting period. Any such views are subject to change at any time based upon market or other conditions and Dodge & Cox disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dodge & Cox Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dodge & Cox Fund.

12/09 GSF AR       Printed on recycled paper

2009

Annual Report

December 31, 2009

Global Stock

Fund

ESTABLISHED 2008

TICKER:  DODWX

TO OUR SHAREHOLDERS

The Dodge & Cox Global Stock Fund had a total return of 3.5% for the fourth quarter of 2009, compared to 4.1% for the MSCI World Index (MSCI World). The Fund had a total return of 49.2% for 2009, compared to 30.0% for the MSCI World. At year end, the Fund had net assets of $913.8 million with a cash position of 3.4%. Longer-term results and the 2009 performance review appear on page three.

MARKET COMMENTARY

Global equity markets experienced significant volatility during 2009: from January 1 to March 9, the MSCI World fell 24.8%, and then rebounded sharply to rise 73.0% from March 9 to December 31. During these same periods, the Fund declined 30.2%, and then rallied 113.6%. The overall market rebound reflects improved investor sentiment about the financial crisis and the diminished likelihood of a prolonged economic downturn. Not surprisingly, the largest beneficiaries in the Fund were investments in companies that had been perceived to be at greater operational or financial risk. In many cases, the Fund holdings that contributed the most since March—for example, certain Financials and Materials holdings—were among the weakest performers since the beginning of the financial crisis.

INVESTMENT STRATEGY

Valuation and Long-Term Fundamentals Matter

Over the past 18 months, the global economy experienced severe dislocations in credit markets and economies. This shock resulted in a difficult end to the decade for many equity investors throughout the world. Indeed, the ten years ending in 2009 have been called “the lost decade.” Even over this very difficult period, however, it was possible to provide equity returns for investors that were ahead of the market.

At Dodge & Cox, we believe the two key elements to superior equity returns are valuation discipline and a long-term investment horizon. These have been the hallmark of the Dodge & Cox investment strategy since the Firm’s inception in 1930. Throughout this time, Dodge & Cox has continued to do what it does best: research individual companies on a bottom-up basis, meet with management, competitors, customers, suppliers, and regulators; build our collective, in-depth knowledge of companies and industries over economic cycles; and identify investments with attractive valuations whose value we believe will be recognized over time. Our long-term time horizon has enabled us to focus our research efforts on the factors that ultimately determine business success, such as franchise strength, competitive dynamics, and management quality. It has also allowed us to benefit from attractive valuations presented by changes in short-term investor sentiment. Our valuation discipline reduces the likelihood of paying too much for an investment. Ultimately, investment returns hinge on how much or how little one pays for a company, relative to its prospects. This strategy has allowed our Firm to successfully navigate turbulent markets over the last 80 years and has served our investors well.

Two areas of the market that are particularly attractive based on valuation and fundamentals are Health Care and Information Technology. These sectors were two of the larger weightings in the Fund at 16.9% and 13.7% respectively, as of year end.

The Health Care sector is trading at historically low valuations. The concerns about the healthcare industry are well publicized and founded on genuine issues, including the efforts under way to reform the U.S. healthcare system, patent expirations, and questions about the declining productivity of pharmaceutical research and development efforts. However, we believe the current valuations of the Fund’s pharmaceutical investments incorporate very little value for continuing advances in science and medicine, the growing ability of consumers in the developing world to pay for modern medicine, and the sizable unmet medical needs throughout the world. The major pharmaceutical companies play a critical role in commercializing scientific discoveries and making them available to patients worldwide, and should benefit from these advances. In the meantime, strong balance sheets and healthy cash flow generation at these companies provide a strong foundation for dividends, share repurchases, and returns to shareholders.

In 2009, we added substantially to the Fund’s positions in Health Care, raising the weighting in this sector from 13.9% to 16.9%. One position we started in

PAGE 1 ▪ DODGE & COX GLOBAL STOCK FUND

2009 was Roche Holding1, one of the largest biotechnology and pharmaceutical companies in the world. Like most drug companies, Roche faces the challenges of slowing growth, rising research and development costs, and reimbursement pressures. However, we believe Roche is an attractive holding because of its strong product franchises, historically productive research labs, modest valuation, and cost efficiency improvements, including synergies from its recent consolidation of Genentech.

In Information Technology, we recognize that the rapid pace of technological change presents both an opportunity and a threat to companies in this sector. The opportunities include potentially rapid growth, attractive profitability, and an expanding global market, though the challenges of short product cycles, product obsolescence, and intense competition are also significant. The Fund’s investments in technology are in a variety of businesses, including hardware, software, and information services, addressing business and consumer markets. We believe the long-term beneficiaries of technological progress will be those industry leaders with strong franchises, financial stability, sustained research and development efforts, and strong intellectual property portfolios. Examples include Hewlett-Packard, eBay, Symantec, and Nokia. Importantly, the Fund is invested in companies in this sector at valuations that are generally well below their historical levels, and that we believe are well positioned to compete in a challenging environment.

Outlook

Looking forward, we remain optimistic about the prospects for equity returns. The economic environment is starting to show signs of stabilization, and we believe the world economy could be in the early stages of a global expansion. The industrial revolution enabled roughly 20% of the world’s population to become the major engine of global economic growth. The current century is seeing many from the other 80% of the world’s population join this engine. In fact, when we consider the speed of technological change and the continuing integration of the global economy, the potential for accelerated growth exists. The sheer numbers represent an enormous opportunity, and there are companies that should benefit greatly from this trend. The Fund continues to work to identify such firms and make investments when they become attractively priced. Amid investor concerns about the precise path and timing for a global recovery, we are finding many individual investment opportunities worldwide at attractive valuations. In fact, it has been our experience that it is precisely during the difficult periods, after very poor historical performance, that long-term investors plant the seeds for attractive prospective returns. For these reasons, we are enthusiastic about the Fund’s current portfolio.

IN CLOSING

We are encouraged by the recovery in the Fund’s performance in 2009, and believe the coming decade will provide many attractive opportunities for a long-term, value-oriented investor. Thank you for your confidence in our firm as a shareholder of the Dodge & Cox Global Stock Fund. We welcome your comments and questions.

For the Board of Trustees,

John A. Gunn, Chairman	Diana S. Strandberg, Senior Vice President

February 18, 2010

[1]	We use this example to illustrate our investment process, not to imply that we think it is more attractive than the Fund’s other holdings.

DODGE & COX GLOBAL STOCK FUND ▪ PAGE 2

2009 PERFORMANCE REVIEW

The Fund outperformed the MSCI World by 19.2 percentage points for the year. Stock selection across every sector contributed to the Fund’s outperformance. The Fund’s outperformance was also helped by our persistence in holding underperforming securities that later dramatically rebounded.

Key Contributors to Relative Results

▪

Relative returns in the Materials sector (up 110% versus up 62% for the MSCI World sector), combined with a higher average weighting (10% versus 7%), had a positive impact. Domtar (up 176%), Arkema (up 125%), and Norsk Hydro (up 112%) were particularly strong performers.

▪	Holdings in the Energy sector (up 49% versus up 26% for the MSCI World sector) also contributed. Ultrapar (up 115%), Lukoil (up 83%), and Schlumberger (up 56%) were strong contributors.
▪

Returns from holdings in the Financials sector (up 47% versus up 31% for the MSCI World sector) also helped. Standard Chartered (up 112%), ICICI Bank (up 99%), Credit Suisse (up 85%), and Unicredit (up 64%), were key contributors.

▪	Notable additional contributors included Infineon Technologies (up 368%), Liberty Interactive (up 247%), Net Servicos (up 133%), Naspers (up 128%), Sprint (up 100%), and Lafarge (up 67%).

Key Detractors from Relative Results

▪

Every sector had a positive return and contributed to relative results. However, the Fund’s lower average weighting in the Metals & Mining industry (1% versus 4% for the MSCI World industry) detracted from results, despite the fact that the Fund’s holdings in this area performed well (up 112%) versus the MSCI World industry (up 81%).

▪	Notable individual detractors from performance included Nokia (down 15%), Amgen (down 2%), Comcast (up 2%), Aegon (up 4%), and Novartis (up 13%).

GROWTH OF $10,000 SINCE INCEPTION

FOR AN INVESTMENT MADE ON MAY 1, 2008

AVERAGE ANNUAL TOTAL RETURN

FOR PERIODS ENDED DECEMBER 31, 2009

	1 Year	Since Inception (05/01/08)
Dodge & Cox Global Stock Fund	49.18%	(12.37)%
MSCI World Index	30.01	(12.19)

Past performance does not guarantee future results. Investment return and share price will fluctuate with market conditions, and investors may have a gain or loss when shares are sold. Mutual fund performance changes over time and currently may be significantly lower than stated. Performance is updated and published monthly. Visit the Fund’s web site at www.dodgeandcox.com or call 800-621-3979 for current performance figures.

The Fund’s total returns include the reinvestment of dividend and capital gain distributions, but have not been adjusted for any income taxes payable by shareholders on these distributions. The MSCI World is a widely recognized benchmark of the world’s stock markets, including the United States. Index returns include dividends and/or interest income but, unlike Fund returns, do not reflect fees or expenses.

MSCI World is a service mark of MSCI Barra.

Risks: The Fund is subject to stock market risk, meaning stocks in the Fund may decline in value for extended periods due to the financial prospects of individual companies, or due to general market and economic conditions. Investing in non-U.S. securities may entail risk due to foreign economic and political developments; this risk may be increased when investing in emerging markets. Please read the prospectus for specific details regarding the Fund’s risk profile.

PAGE 3 ▪ DODGE & COX GLOBAL STOCK FUND

FUND EXPENSE EXAMPLE

As a Fund shareholder, you incur ongoing Fund costs, including management fees and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The following example shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The example assumes a $1,000 investment held for the six months indicated.

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and expenses based on the Fund’s actual returns. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER MUTUAL FUNDS

Information on the second line of the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio of the Fund and an assumed 5% annual rate of return before expenses (not the Fund’s actual return). The amount under the heading “Expense Paid During the Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other mutual funds.

Six Months Ended December 31, 2009	Beginning Account Value 7/1/2009	Ending Account Value 12/31/2009	Expenses Paid During Period*
Based on Actual Fund Return	$1,000.00	$1,314.60	$4.06
Based on Hypothetical 5% Yearly Return	1,000.00	1,021.70	3.54
*	Expenses are equal to the Fund’s annualized six-month expense ratio of 0.70%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

The expenses shown in the table highlight ongoing costs only and do not reflect any transactional fees or account maintenance fees. While other mutual funds may charge such fees, please note that the Fund does not charge transaction fees (e.g., redemption fees, sales loads) or universal account maintenance fees (e.g., small account fees).

DODGE & COX GLOBAL STOCK FUND ▪ PAGE 4

FUND INFORMATION	December 31, 2009

GENERAL INFORMATION
Net Asset Value Per Share	$7.91
Total Net Assets (millions)	$914
2009 Expense Ratio	0.74%
2009 Portfolio Turnover Rate	20%
30-Day SEC Yield(a)	1.15%
Fund Inception Date	May 1, 2008
No sales charges or distribution fees

Investment Manager: Dodge & Cox, San Francisco. Managed by the Global Investment Policy Committee, whose six members’ average tenure at Dodge & Cox is 19 years.

PORTFOLIO CHARACTERISTICS	Fund	MSCI World
Number of Stocks	95	1,656
Median Market Capitalization (billions)	$21	$7
Weighted Average Market Capitalization (billions)	$53	$63
Price-to-Earnings Ratio(b)	13.4x	14.3x
Countries Represented	24	23
Emerging Markets (Brazil, India, Indonesia, Mexico, Russia, South Africa, South Korea, Thailand, Turkey)	10.7%	0.0%

TEN LARGEST HOLDINGS(c)	Fund
Hewlett-Packard Co. (United States)	2.6%
Merck & Co., Inc. (United States)	2.6
Novartis AG (Switzerland)	2.5
GlaxoSmithKline PLC (United Kingdom)	2.4
Capital One Financial Corp. (United States)	2.4
Domtar Corp. (United States)	2.3
General Electric Co. (United States)	2.3
Schlumberger, Ltd. (United States)	2.2
Naspers, Ltd. (South Africa)	2.1
Swiss Reinsurance Co., Ltd. (Switzerland)	1.9

ASSET ALLOCATION

REGION DIVERSIFICATION	Fund	MSCI World
United States	39.9%	48.2%
Europe (excluding United Kingdom)	33.4	21.3
United Kingdom	9.3	10.2
Japan	4.8	9.7
Latin America	3.6	0.0
Pacific (excluding Japan)	3.2	5.8
Africa	2.4	0.0
Canada	0.0	4.8

SECTOR DIVERSIFICATION	Fund	MSCI World
Financials	20.3%	20.6%
Health Care	16.9	10.1
Consumer Discretionary	13.7	9.3
Information Technology	13.7	12.0
Industrials	10.0	10.4
Materials	8.8	7.5
Energy	7.4	10.9
Telecommunication Services	3.7	4.4
Consumer Staples	2.1	10.2
Utilities	0.0	4.6

(a)	SEC yield is an annualization of the Fund’s total net investment income per share for the 30-day period ended on the last day of the month.
(b)	Price-to-earnings (P/E) ratios are calculated using 12-month forward earnings estimates.
(c)

The Fund’s portfolio holdings are subject to change without notice. The mention of specific securities is not a recommendation or solicitation for any person to buy, sell, or hold any particular security.

PAGE 5 ▪ DODGE & COX GLOBAL STOCK FUND

PORTFOLIO OF INVESTMENTS	December 31 2009

COMMON STOCKS: 94.5%

	SHARES	VALUE
CONSUMER DISCRETIONARY: 12.8%
AUTOMOBILES & COMPONENTS: 1.2%
Bayerische Motoren Werke AG (Germany)	86,800	$3,946,064
Yamaha Motor Co., Ltd.(a) (Japan)	559,400	7,024,845

		10,970,909
CONSUMER DURABLES & APPAREL: 2.2%
LG Electronics, Inc. (South Korea)	25,400	2,632,888
Panasonic Corp. (Japan)	475,900	6,805,647
Sony Corp. (Japan)	363,000	10,522,091

		19,960,626
MEDIA: 7.3%
Comcast Corp., Class A (United States)	856,700	14,443,962
Grupo Televisa SA ADR (Mexico)	225,300	4,677,228
Naspers, Ltd. (South Africa)	483,600	19,625,019
News Corp., Class A (United States)	564,145	7,723,145
Television Broadcasts, Ltd. (Hong Kong)	582,900	2,793,196
Time Warner Cable, Inc.(a) (United States)	197,971	8,194,020
Time Warner, Inc. (United States)	325,266	9,478,251

		66,934,821
RETAILING: 2.1%
Home Depot, Inc. (United States)	164,500	4,758,985
Liberty Interactive, Series A(a) (United States)	887,057	9,615,698
Macy’s, Inc. (United States)	267,300	4,479,948

		18,854,631

		116,720,987
CONSUMER STAPLES: 2.1%
FOOD & STAPLES RETAILING: 0.4%
Walgreen Co. (United States)	116,400	4,274,208

FOOD, BEVERAGE & TOBACCO: 1.7%
Anadolu Efes Biracilik ve Malt Sanayii AS (Turkey)	985,700	11,044,111
Diageo PLC ADR (United Kingdom)	63,100	4,379,771

		15,423,882

		19,698,090
ENERGY: 6.2%
Baker Hughes, Inc. (United States)	167,987	6,800,114
Chevron Corp. (United States)	61,300	4,719,487
OAO Lukoil ADR (Russia)	141,600	7,931,698
Occidental Petroleum Corp. (United States)	89,125	7,250,319
Royal Dutch Shell PLC ADR (United Kingdom)	84,500	5,079,295
Schlumberger, Ltd. (United States)	309,100	20,119,319
Total SA (France)	68,000	4,357,545

		56,257,777
FINANCIALS: 20.3%
BANKS: 10.3%
Barclays PLC (United Kingdom)	2,169,100	9,558,526
BB&T Corp. (United States)	169,200	4,292,604

	SHARES	VALUE
HSBC Holdings PLC (United Kingdom)	1,187,907	$13,556,789
ICICI Bank, Ltd. ADR (India)	172,400	6,501,204
Kasikornbank PCL Foreign (Thailand)	1,641,100	4,274,197
Royal Bank of Scotland Group PLC(a) (United Kingdom)	3,186,268	1,494,502
Standard Bank Group, Ltd. (South Africa)	176,600	2,426,124
Standard Chartered PLC (United Kingdom)	590,500	14,787,640
SunTrust Banks, Inc. (United States)	295,095	5,987,478
Unicredit SPA(a) (Italy)	4,477,508	14,893,889
Wells Fargo & Co. (United States)	604,073	16,303,930

		94,076,883
DIVERSIFIED FINANCIALS: 6.3%
Bank of New York Mellon Corp. (United States)	579,400	16,205,818
Capital One Financial Corp. (United States)	564,700	21,650,598
Credit Suisse Group AG (Switzerland)	179,200	8,825,804
Haci Omer Sabanci Holding AS (Turkey)	1,276,888	4,912,404
Legg Mason, Inc. (United States)	207,500	6,258,200

		57,852,824
INSURANCE: 2.9%
AEGON NV(a) (Netherlands)	1,425,074	9,081,786
Swiss Reinsurance Co., Ltd. (Switzerland)	365,100	17,492,251

		26,574,037
REAL ESTATE: 0.8%
Hang Lung Group, Ltd. (Hong Kong)	1,127,500	5,570,655
Hang Lung Properties, Ltd. (Hong Kong)	381,700	1,491,288

		7,061,943

		185,565,687
HEALTH CARE: 16.9%
HEALTH CARE EQUIPMENT & SERVICES: 3.2%
Boston Scientific Corp.(a) (United States)	511,400	4,602,600
Covidien PLC (Ireland)	175,800	8,419,062
Medtronic, Inc. (United States)	105,700	4,648,686
UnitedHealth Group, Inc. (United States)	196,400	5,986,272
WellPoint, Inc.(a) (United States)	102,900	5,998,041

		29,654,661
PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES: 13.7%
Amgen, Inc.(a) (United States)	138,400	7,829,288
Bayer AG (Germany)	196,620	15,714,876
GlaxoSmithKline PLC ADR (United Kingdom)	521,100	22,016,475
Merck & Co., Inc. (United States)	642,200	23,465,988
Novartis AG ADR (Switzerland)	421,700	22,953,131
Roche Holding AG (Switzerland)	96,700	16,450,234
Sanofi-Aventis (France)	211,200	16,555,274

		124,985,266

		154,639,927

See accompanying Notes to Financial Statements	DODGE & COX GLOBAL STOCK FUND ▪ PAGE 6

PORTFOLIO OF INVESTMENTS	December 31, 2009

COMMON STOCKS (continued)

	SHARES	VALUE
INDUSTRIALS: 10.0%
CAPITAL GOODS: 8.8%
General Electric Co. (United States)	1,389,400	$21,021,622
Koninklijke Philips Electronics NV (Netherlands)	449,500	13,309,709
Mitsubishi Electric Corp.(a) (Japan)	1,942,700	14,343,046
Schneider Electric SA (France)	130,389	15,105,809
Tyco International, Ltd. (Switzerland)	350,300	12,498,704
Wienerberger AG(a) (Austria)	225,680	4,096,443

		80,375,333
TRANSPORTATION: 1.2%
FedEx Corp. (United States)	129,800	10,831,810

		91,207,143
INFORMATION TECHNOLOGY: 13.7%
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT: 1.0%
Infineon Technologies AG(a) (Germany)	852,508	4,706,328
Maxim Integrated Products, Inc. (United States)	234,000	4,750,200

		9,456,528
SOFTWARE & SERVICES: 4.5%
AOL, Inc.(a) (United States)	144,769	3,370,222
Cadence Design Systems, Inc.(a) (United States)	838,000	5,019,620
Compuware Corp.(a) (United States)	291,400	2,106,822
EBay, Inc.(a) (United States)	389,600	9,171,184
Electronic Arts, Inc.(a) (United States)	298,400	5,296,600
Nintendo Co., Ltd. (Japan)	23,600	5,594,764
Symantec Corp.(a) (United States)	352,300	6,302,647
Synopsys, Inc.(a) (United States)	205,100	4,569,628

		41,431,487
TECHNOLOGY, HARDWARE & EQUIPMENT: 8.2%
Alcatel-Lucent(a) (France)	1,935,645	6,482,776
Hewlett-Packard Co. (United States)	458,700	23,627,637
Motorola, Inc.(a) (United States)	692,533	5,374,056
Nokia Oyj (Finland)	1,049,900	13,478,447
Telefonaktiebolaget LM Ericsson (Sweden)	393,659	3,620,806
Tyco Electronics, Ltd. (Switzerland)	418,800	10,281,540
Xerox Corp. (United States)	1,376,400	11,644,344

		74,509,606

		125,397,621
MATERIALS: 8.8%
Akzo Nobel NV (Netherlands)	174,300	11,488,580
Arkema (France)	274,716	10,094,247
Cemex SAB de CV ADR(a) (Mexico)	746,593	8,824,729
Domtar Corp.(a) (United States)	386,316	21,405,770
Lafarge SA (France)	171,508	14,104,213
Lanxess AG (Germany)	135,800	5,111,769
Norsk Hydro ASA(a) (Norway)	1,121,500	9,322,848

		80,352,156

	SHARES	VALUE
TELECOMMUNICATION SERVICES: 3.7%
PT Telekomunik Indonesia ADR (Indonesia)	145,300	$5,804,735
Sprint Nextel Corp.(a) (United States)	1,267,300	4,638,318
Telefonica SA ADR (Spain)	108,000	9,020,160
Vodafone Group PLC ADR (United Kingdom)	629,000	14,523,610

		33,986,823

TOTAL COMMON STOCKS (Cost $773,511,659)		$863,826,211

PREFERRED STOCKS: 2.1%
CONSUMER DISCRETIONARY: 0.9%
MEDIA: 0.9%
Net Servicos de Comunicacao SA ADR(a) (Brazil)	572,700	7,748,631

ENERGY: 1.2%
Petroleo Brasileiro SA ADR (Brazil)	100,200	4,247,478
Ultrapar Participacoes SA ADR (Brazil)	147,800	6,931,820

		11,179,298

TOTAL PREFERRED STOCKS (Cost $9,360,744)		$18,927,929

SHORT-TERM INVESTMENTS: 3.4%

	PAR VALUE	VALUE
MONEY MARKET FUND: 0.3%
SSgA Prime Money Market Fund	$2,755,255	$2,755,255

REPURCHASE AGREEMENT: 3.1%
Fixed Income Clearing Corporation(b) 0.00%, 1/4/10, maturity value $28,416,000	28,416,000	28,416,000

TOTAL SHORT-TERM INVESTMENTS (Cost $31,171,255)		$31,171,255

TOTAL INVESTMENTS (Cost $814,043,658)	100.0%	$913,925,395
OTHER ASSETS LESS LIABILITIES	0.0%	(143,058)

NET ASSETS	100.0%	$913,782,337

(a)	Non-income producing
(b)	Repurchase agreement is collateralized by Fannie Mae, 1.722%, 5/10/11; Federal Home Loan Bank, 0.70%, 6/24/11; and Freddie Mac, 4.75%, 3/5/12. Total collateral value is $28,987,281.

ADR: American Depositary Receipt

PAGE 7 ▪ DODGE & COX GLOBAL STOCK FUND	See accompanying Notes to Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2009
ASSETS:
Investments, at value (cost $814,043,658)	$913,925,395
Cash denominated in foreign currency (cost $256)	250
Receivable for Fund shares sold	484,833
Dividends and interest receivable	1,423,602
Prepaid expenses and other assets	3,884

915,837,964

LIABILITIES:
Payable for investments purchased	751,991
Payable for Fund shares redeemed	446,533
Management fees payable	463,391
Accrued foreign capital gain tax	256,787
Accrued expenses	136,925

2,055,627

NET ASSETS	$913,782,337

NET ASSETS CONSIST OF:
Paid in capital	$910,532,176
Undistributed net investment income	62,436
Accumulated net realized loss on investments	(96,433,833)
Net unrealized appreciation on investments (net of accrued foreign capital gain tax of $256,787)	99,621,558

$913,782,337

Fund shares outstanding (par value $0.01 each, unlimited shares authorized)	115,560,940
Net asset value per share	$7.91

STATEMENT OF OPERATIONS

Year Ended December 31, 2009
INVESTMENT INCOME:
Dividends (net of foreign taxes of $725,348)	$10,800,218
Interest	14,029

10,814,247

EXPENSES:
Management fees	3,546,717
Custody and fund accounting fees	92,307
Transfer agent fees	229,537
Professional services	149,662
Shareholder reports	60,364
Registration fees	120,074
Trustees’ fees	156,000
Miscellaneous	20,777

4,375,438

NET INVESTMENT INCOME	6,438,809

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain/(loss)
Investments	(69,414,521)
Foreign currency transactions	126,915
Net change in unrealized appreciation/depreciation
Investments (including net increase in accrued foreign capital gain tax of $256,787)	295,607,107
Foreign currency transactions	(3,388)

Net realized and unrealized gain	226,316,113

NET INCREASE IN NET ASSETS FROM OPERATIONS	$232,754,922

STATEMENT OF CHANGES IN NET ASSETS
	Year Ended December 31, 2009	Period Ended December 31, 2008*
OPERATIONS:
Net investment income	$6,438,809	$3,219,547
Net realized loss	(69,287,606)	(27,303,338)
Net change in unrealized appreciation/depreciation	295,603,719	(195,982,161)

Net increase/(decrease) in net assets from operations	232,754,922	(220,065,952)

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(6,376,326)	(3,126,483)
Net realized gain	—	—

Total distributions	(6,376,326)	(3,126,483)

FUND SHARE TRANSACTIONS:
Proceeds from sale of shares	355,259,443	824,035,034
Reinvestment of distributions	6,145,632	3,011,686
Cost of shares redeemed	(142,217,300)	(135,638,319)

Net increase from Fund share transactions	219,187,775	691,408,401

Total increase in net assets	445,566,371	468,215,966

NET ASSETS:
Beginning of period	468,215,966	—

End of period (including undistributed net investment income of $62,436 and $16,099, respectively)	$913,782,337	$468,215,966

SHARE INFORMATION:
Shares sold	51,624,866	109,860,232
Distributions reinvested	782,883	588,220
Shares redeemed	(24,605,386)	(22,689,875)

Net increase in shares outstanding	27,802,363	87,758,577

*	For the period from May 1, 2008 (inception) to December 31, 2008.

See accompanying Notes to Financial Statements	DODGE & COX GLOBAL STOCK FUND ▪ PAGE 8

NOTES TO FINANCIAL STATEMENTS

NOTE 1—ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Dodge & Cox Global Stock Fund (the “Fund”) is one of the series constituting the Dodge & Cox Funds (the “Trust” or the “Funds”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund commenced operations on May 1, 2008. It seeks long-term growth of principal and income, and invests primarily in a diversified portfolio of U.S. and foreign stocks. Foreign investing, especially in developing countries, has special risks such as currency and market volatility and political and social instability. These and other risk considerations are discussed in the Fund’s Prospectus.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require the use of estimates and assumptions by management. Significant accounting policies are as follows:

Security valuation The Fund’s net assets are valued as of the close of trading on the New York Stock Exchange (NYSE), generally 4:00 p.m. Eastern Time, each day that the NYSE is open for business. Listed securities are valued at market, using the official quoted close price or the last sale on the date of determination on the principal exchange on which such securities are traded or, if not available, at the mean between the exchange listed bid and ask prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Security values are not discounted based on the size of the Fund’s position. Short-term securities are valued at amortized cost which approximates current value.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using prevailing exchange rates. As a result, the Fund’s net asset value (NAV) may be affected by changes in the value of currencies in relation to the U.S. dollar.

If market quotations are not readily available or if a security’s value has materially changed after the close of the security’s primary market but before the close of trading on the NYSE, the security is valued at fair value as determined in good faith by or at the direction of the Board of Trustees. The Fund may use fair value pricing in calculating its NAV when, for example, (i) the primary market for a security is closed or if trading of a security is suspended or limited, (ii) the Fund determines that the price provided by a pricing service is inaccurate or unreliable, or (iii) the Fund determines that a significant event affecting the value of a security has occurred before the close of the NYSE but after the close of the security’s primary market. An event is considered significant if there is both an affirmative expectation that the security’s value will change in response to the event and a reasonable basis for quantifying a resulting change in value. For securities that do not trade during NYSE hours, fair value determinations are based on analyses of market movements after the close of those securities’ primary markets, and include reviews of developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. Pricing services are used to obtain closing market prices and to compute certain fair value adjustment factors utilizing pricing models. These adjustment factors may be used to systematically value foreign securities at fair value. When fair value pricing is employed, the prices of securities used by the Fund to calculate its net asset value may differ from quoted or published prices for the same securities. In addition, fair values may not reflect the price that the Fund could obtain for a security if it were to dispose of that security at the time of pricing.

Security transactions, investment income, expenses, and distributions Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Dividend income and corporate action transactions are recorded on the ex-dividend date, except for certain dividends or corporate actions from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. Non-cash dividends included in dividend income, if

PAGE 9 ▪ DODGE & COX GLOBAL STOCK FUND

NOTES TO FINANCIAL STATEMENTS

any, are recorded at the fair market value of the securities received. Distributions received in excess of income are recorded as a reduction of cost of investments and/or realized gain. Interest income is recorded on the accrual basis.

Expenses are recorded on the accrual basis. Most expenses of the Trust can be directly attributed to a specific series. Expenses which cannot be directly attributed are allocated among the Funds in the Trust.

Distributions to shareholders are recorded on the ex-dividend date.

Repurchase agreements The Fund may enter into repurchase agreements, secured by U.S. government or agency securities, which involve the purchase of securities from a counterparty with a simultaneous commitment to resell the securities at an agreed-upon date and price. It is the Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. In the event of default by the counterparty, the Fund has the contractual right to liquidate the collateral securities and to apply the proceeds in satisfaction of the obligation.

Foreign currency The Fund may enter forward foreign currency contracts to hedge portfolio positions. It may also enter spot foreign currency contracts to facilitate security transactions in foreign currency-denominated securities. Losses from these transactions may arise from unfavorable changes in currency values or if the counterparties do not perform under the contracts’ terms.

Foreign currency-denominated assets (including investment securities) and liabilities are translated into U.S. dollars each business day at the prevailing exchange rate. Purchases and sales of securities, income receipts, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

Net realized gains and losses on foreign currency transactions arise from sales of foreign currencies and from changes in currency values between the date recorded and the related settlement/cash payment on securities transactions, dividends, and foreign currency contracts. The effects of currency rate changes on investment securities are included with realized and unrealized gain (loss) on investments.

The Fund did not enter into any forward foreign currency contracts during the period ended December 31, 2009.

NOTE 2—VALUATION MEASUREMENTS

Various inputs are used in determining the value of the Fund’s investments and other financial instruments. These inputs are summarized in the three broad levels listed below.

▪	Level 1: Quoted prices in active markets for identical securities
▪	Level 2: Other significant observable inputs (including quoted prices for similar securities, market indices, interest rates, credit risk, etc.)
▪	Level 3: Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s holdings as of December 31, 2009:

Security Classification(a)	LEVEL 1 (Quoted Prices)	LEVEL 2 (Other Significant Observable Inputs)(b)
Common Stocks
Consumer Discretionary	$63,371,237	$53,349,750
Consumer Staples	8,653,979	11,044,111
Energy	43,968,534	12,289,243
Financials	77,199,832	108,365,855
Health Care	105,919,543	48,720,384
Industrials	44,352,136	46,855,007
Information Technology	91,514,500	33,883,121
Materials	30,230,499	50,121,657
Telecommunication Services	33,986,823	—
Preferred Stocks	18,927,929	—
Money Market Investment	2,755,255	—
Repurchase Agreement	—	28,416,000

Total	$520,880,267	$393,045,128

(a)	At December 31, 2009 the Fund held no securities that were considered to be “Level 3” securities (those valued using significant unobservable inputs).
(b)	Includes systematically fair valued foreign securities

DODGE & COX GLOBAL STOCK FUND ▪ PAGE 10

NOTES TO FINANCIAL STATEMENTS

NOTE 3—RELATED PARTY TRANSACTIONS

Management fees Under a written agreement approved by a unanimous vote of the Board of Trustees, the Fund pays an annual management fee of 0.60% of the Fund’s average daily net assets to Dodge & Cox, investment manager of the Fund. Dodge & Cox has contractually agreed to reimburse the Fund for all ordinary operating expenses to the extent necessary to maintain the Fund’s total operating expenses at 0.90% for the fiscal periods ending December 31, 2008 & 2009. The agreement is renewable annually thereafter and is subject to termination upon 30 days’ written notice.

Fund officers and trustees All officers and three of the trustees of the Trust are officers or employees of Dodge & Cox. The Trust pays a fee only to those trustees who are not affiliated with Dodge & Cox.

Indemnification Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business the Trust enters into contracts that provide general indemnities to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred.

NOTE 4—INCOME TAX INFORMATION AND DISTRIBUTIONS TO SHAREHOLDERS

A provision for federal income taxes is not required since the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute all of its taxable income to shareholders. Distributions are determined in accordance with income tax regulations, which may differ from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character.

Certain foreign countries impose a tax on capital gains which is accrued by the Fund based on unrealized appreciation, if any, on affected securities. The tax is paid when a gain is realized on the sale of affected securities.

Book/tax differences are primarily due to differing treatments of wash sales, net short-term realized gain/ (loss) on investments, and foreign currency realized gain/

(loss). At December 31, 2009, the cost of investments for federal income tax purposes was $817,278,762.

Distributions during years ended December 31, 2009 and 2008 were characterized as follows for federal income tax purposes:

	Year Ended December 31, 2009	Period Ended December 31, 2008
Ordinary income	$6,376,326	$3,126,483
	($0.056 per share)	($0.037 per share)

Long-term capital gain	—	—

At December 31, 2009, the tax basis components of distributable earnings were as follows:

Unrealized appreciation	$147,340,110
Unrealized depreciation	(50,953,657)

Net unrealized appreciation	96,386,453
Undistributed ordinary income	62,436
Capital loss carryforward(a)	(93,198,728)
(a)	Represents accumulated capital loss which may be carried forward to offset future capital gains. If not utilized, the capital loss carryforward expires as follows:

Expiring in 2016	$13,362,941
Expiring in 2017	79,835,787

$93,198,728

Fund management has reviewed the tax positions for open periods (for Federal purposes, three years from the date of filing and for State purposes, four years from the date of filing) as applicable to the Fund, and has determined that no provision for income tax is required in the Fund’s financial statements.

NOTE 5—COMMITTED LINE OF CREDIT

The Fund participates with the Trust in a $200 million committed credit facility (“Line of Credit”) with State Street Bank and Trust Company to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. Interest on borrowings is charged at the prevailing rate. There were no borrowings on the Line of Credit during the period.

PAGE 11 ▪ DODGE & COX GLOBAL STOCK FUND

NOTES TO FINANCIAL STATEMENTS

NOTE 6—PURCHASES AND SALES OF INVESTMENTS

For the year ended December 31, 2009, purchases and sales of securities, other than short-term securities, aggregated $317,042,557 and $112,915,646, respectively.

NOTE 7—SUBSEQUENT EVENTS

Fund management has determined that no material events or transactions occurred subsequent to December 31, 2009 and through February 18, 2010, the date of the Fund’s financial statements issuance, which require additional disclosure in the Fund’s financial statements.

In January 2010, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2010-6, Fair Value Measurements and Disclosures (Topic 820): Improving Disclosures about Fair Value Measurements. ASU No. 2010-6 enhances and clarifies existing fair value measurement disclosure requirements and is effective for interim and annual periods beginning after December 15, 2009. The Fund is currently evaluating the impact, if any, of applying the provisions of ASU No. 2016-6.

DODGE & COX GLOBAL STOCK FUND ▪ PAGE 12

FINANCIAL HIGHLIGHTS

SELECTED DATA AND RATIOS (for a share outstanding throughout the period)	Year Ended December 31, 2009	May 1, 2008 (inception) through December 31, 2008
Net asset value, beginning of period	$5.34	$10.00
Income from investment operations:
Net investment income	0.06	0.04
Net realized and unrealized gain/(loss)	2.57	(4.66)

Total from investment operations	2.63	(4.62)

Distributions to shareholders from:
Net investment income	(0.06)	(0.04)
Net realized gain	—	—

Total distributions	(0.06)	(0.04)

Net asset value, end of period	$7.91	$5.34

Total return	49.18%	(46.21)%
Ratios/supplemental data:
Net assets, end of period (millions)	$914	$468
Ratio of expenses to average net assets	0.74%	0.87%*
Ratio of net investment income to average net assets	1.09%	1.39%*
Portfolio turnover rate	20%	10%
*	Annualized

See accompanying Notes to Financial Statements

PAGE 13 ▪ DODGE & COX GLOBAL STOCK FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Dodge & Cox Funds and Shareholders of Dodge & Cox Global Stock Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Dodge & Cox Global Stock Fund (the “Fund”, one of the series constituting Dodge & Cox Funds) at December 31, 2009, the results of its operations for the year then ended, and, the changes in its net assets and the financial highlights for the periods presented in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 18, 2010

DODGE & COX GLOBAL STOCK FUND ▪ PAGE 14

SPECIAL 2009 TAX INFORMATION

(unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code:

In 2009, the Fund elected to pass through to shareholders foreign source income of $7,950,935 and foreign taxes paid of $725,348.

The Fund designates up to a maximum of $7,101,674 of its distributions paid to shareholders in 2009 as qualified dividends (treated for federal income tax purposes in the hands of shareholders as taxable at a maximum rate of 15%).

For shareholders that are corporations, the Fund designates 45% of its ordinary dividends (including short-term gains) paid to shareholders in 2009 as dividends from domestic corporations eligible for the corporate dividends received deduction, provided that the shareholder otherwise satisfies applicable requirements to claim that deduction.

BOARD APPROVAL OF FUNDS’ INVESTMENT MANAGEMENT AGREEMENTS AND MANAGEMENT FEES (unaudited)

The Board of Trustees is responsible for overseeing the performance of the Dodge & Cox Funds’ investment manager and determining whether to continue the Investment Management Agreements between the Funds and Dodge & Cox each year (the “Agreements”). At a meeting of the Board of Trustees of the Trust held on December 14, 2009, the Trustees, by a unanimous vote (including a separate vote of those Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940) (the “Independent Trustees”)), approved the renewal of the Agreements for an additional one-year term through December 31, 2010. During the course of the year, the Board received a wide variety of materials relating to the services provided by Dodge & Cox and the performance of the Funds.

INFORMATION RECEIVED

In advance of the meeting, the Board, including each of the Independent Trustees, requested, received, and reviewed materials relating to the Agreements and the services provided by Dodge & Cox. The Independent

Trustees retained Morningstar® to prepare an independent expense and performance summary for each Fund and comparable funds managed by other advisers identified by Morningstar® . The Morningstar® materials included information regarding advisory fee rates, expense ratios, and transfer agency, custodial, and distribution expenses, as well as appropriate performance comparisons to a Fund’s peer group and an index or combination of indices. The Morningstar® materials also included a comparison of expenses of various share classes offered by comparable funds. The materials reviewed by the Board contained information concerning, among other things, Dodge & Cox’s profitability, financial results and condition, advisory fee revenue, and separate account advisory fee schedules. The Board additionally considered the Funds’ brokerage commissions, turnover rates, and sales and redemption data for the Funds, including “soft dollar” payments made for research benefiting the Funds and other accounts managed by Dodge & Cox, and third party research expenses paid by Dodge & Cox. The Board received and reviewed a memorandum summarizing information provided throughout the year regarding Dodge & Cox’s services to the Funds. In addition, the Board requested and received information regarding the different services, costs, and risks associated with separate accounts managed by Dodge & Cox as compared to the Dodge & Cox Funds.

The Board received copies of the Agreements and a memorandum from the independent legal counsel to the Independent Trustees discussing the factors generally regarded as appropriate to consider in evaluating advisory arrangements. The Trust’s Contract Review Committee, consisting solely of Independent Trustees, met with the independent legal counsel on November 5, 2009, and again on December 14, 2009, to discuss whether to renew the Agreements. The Board, including the Independent Trustees, subsequently concluded that the existing Agreements are fair and reasonable and voted to approve the Agreements.

In considering the Agreements, the Board, including the Independent Trustees, did not identify any single factor or particular information as all-important or controlling. In reaching the decision to approve the Agreements, the Board, which was advised by

PAGE 15 ▪ DODGE & COX GLOBAL STOCK FUND

independent legal counsel, considered the following factors, among others, and reached the conclusions described below.

NATURE, QUALITY, AND EXTENT OF THE SERVICES

The Board considered that Dodge & Cox provides a wide range of services to the Funds in addition to portfolio management and that the quality of these services has been excellent in all respects. The extensive nature of services provided by Dodge & Cox has been documented in materials provided to the Board and in presentations made to the Board throughout the year. In particular, the Board considered the nature, quality, and extent of portfolio management, administrative and shareholder services performed by Dodge & Cox, including: Dodge & Cox’s established long-term history of care and conscientiousness in the management of the Funds; demonstrated consistency in investment approach and depth, background, and experience of the Dodge & Cox Investment Policy Committee, International Investment Policy Committee, Global Investment Policy Committee, Fixed Income Investment Policy Committee, and research analysts responsible for managing the Funds; Dodge & Cox’s organizational structure; Dodge & Cox’s high level of service with respect to its core investment management function as well as in the areas of compliance, trading, proxy voting, Fund administration, shareholder communication and services, supervision of Fund operations, and oversight of other service providers. In addition, the Board considered that Dodge & Cox manages approximately $109 billion in Fund assets with fewer professionals than most comparable funds, and that on average these professionals have more experience and longer tenure than investment professionals at comparable funds. The Board also noted that Dodge & Cox is a research-oriented firm with no marketing or sales department, distributor, or transfer agent to distract management’s attention from its research efforts, and that its investment professionals adhere to a consistent investment approach across the Funds. The Board further considered the Funds’ favorable stewardship ratings by Morningstar®. The Board concluded that it was satisfied with the nature, extent, and quality of investment management and other services provided to the Funds by Dodge & Cox.

INVESTMENT PERFORMANCE

The Board considered short-term and long-term investment performance for each Fund (including periods of outperformance or underperformance) as compared to both relevant indices and the performance of such Fund’s peer group. In light of recent market volatility, the Board also reviewed recent performance in the context of long-term investment goals. The Board noted that the returns of the Funds were down on an absolute basis and relative to peer group funds during 2008, but that performance had improved significantly in 2009. The Board noted that longer-term comparisons demonstrated favorable performance in comparison to peer group funds and was in keeping with the stated goals in the Prospectus. The Board considered that the performance of the Funds is the result of a team-oriented investment management process that emphasizes a long-term investment horizon, independence, comprehensive research, price discipline, and focus. The Board also considered that the investment performance delivered by Dodge & Cox to the Funds appeared to be consistent with the relevant performance delivered for other (non-fund) clients of Dodge & Cox. The Board noted that the Stock and Balanced Funds were rated in the 3-star Morningstar category, the International Stock Fund is rated in the 4-star category, and the Income Fund is rated in the 5-star category (the Global Stock Fund is not yet rated). The Board concluded that Dodge & Cox has delivered favorable long-term performance for Fund investors consistent with the long-term investment strategies being pursued by the Funds.

COSTS AND ANCILLARY BENEFITS

Costs of Services to Funds: Fees and Expenses. The Board considered each Fund’s management fee rate and expense ratio relative to the industry median for similar mutual funds and relative to management fees charged by Dodge & Cox to other (non-fund) clients. The Board evaluated the operating structures of the Funds and Dodge & Cox, noting the following: Dodge & Cox has a centralized focus on investment management operations and derives revenue solely from management fees; its outsourcing of non-advisory support services to

DODGE & COX GLOBAL STOCK FUND ▪ PAGE 16

unaffiliated third-party service providers is efficient and less costly to investors; Dodge & Cox does not charge front-end sales commissions or distribution fees and bears third party research and distribution-related costs as well as reimbursement for recordkeeping and administrative costs to third-party retirement plan administrators; the Funds receive numerous administrative, regulatory compliance, and shareholder support services from Dodge & Cox without any additional administrative fee; and the fact that the Funds have relatively low transaction costs and portfolio turnover rates. The Board considered that the Funds are substantially below the peer group median in expense ratios and management fee rates and that many media and industry reports specifically comment on the low expense ratios of the Funds, which along with solid long-term performance, have been defining characteristics of the Funds for many years. The Board also considered Morningstar® data showing that some peer group mutual funds offer a class of shares with a low expense ratio, while offering additional share classes with higher expense ratios. The Board also noted that the range of services under the Agreements is much more extensive than under Dodge & Cox’s separate advisory (non-fund) client agreements and that separate accounts incur other expenses that should be considered when comparing Fund expenses to separate account expenses. In light of that and the greater risks and regulatory burdens associated with the high profile mutual fund business, there is reasonable justification for differences in fee rates charged between the two lines of business. The Board concluded that costs incurred by the Funds for the services they receive (including the management fee paid to Dodge & Cox) are reasonable and that the fees are acceptable based upon the qualifications, experience, reputation, and performance of Dodge & Cox and the low overall expense ratios of the Funds.

Profitability and Costs of Services to Dodge & Cox; “Fall-out” Benefits. The Board reviewed reports of Dodge & Cox’s financial position, profitability, and estimated overall value, and they considered Dodge & Cox’s overall profitability within its context as a private, employee-owned S-Corporation and relative to the favorable services provided. The Board noted that net revenues for 2009 represent a decline from

2008 and 2007 levels commensurate with the decline in assets under management over the same period. The Board recognized the importance of Dodge & Cox’s profitability—which is derived solely from management fees and does not include other business ventures—to maintain its independence, stability, company culture and ethics, and management continuity. The Board also considered that revenues reflect the continued success of the Funds and that such revenues are not generated by fees that are high compared to its peers. They noted that Dodge & Cox’s profitability is enhanced due to its efficient internal business model, and that the compensation/profit structure at Dodge & Cox is vital for remaining independent and facilitating retention of its management and investment professionals. The Board considered potential “fall-out” benefits (including the receipt of research from unaffiliated brokers) that Dodge & Cox might receive as a result of its association with the Funds. The Board also noted the extent of additional administrative services performed by Dodge & Cox for the Funds, and that the magnitude of costs and risks borne by Dodge & Cox in rendering advisory services to the Funds (including risks in the compliance, securities valuation, and investment management processes) are continuing to increase. The Board concluded that the profitability of Dodge & Cox’s relationship with the Funds (including fall-out benefits) was fair and reasonable.

THE BENEFIT OF ECONOMIES OF SCALE

The Board considered whether there have been economies of scale with respect to the management of each Fund, whether the Funds have appropriately benefited from any economies of scale, and whether the management fee rate is reasonable in relation to the Fund assets and any economies of scale that may exist. In the Board’s view, any consideration of economies of scale must take account of the Funds’ low fee structure and the considerable efficiencies of the Funds’ organization and fee structure that has been realized by shareholders at the outset of their investment (i.e., from the first dollar). The Board noted that Dodge & Cox has shared economies of scale by adding or enhancing services to the Funds over time, and that the internal costs of providing investment

PAGE 17 ▪ DODGE & COX GLOBAL STOCK FUND

management, up-to-date technology, administrative, and compliance services to the Funds are continuing to increase. For example, Dodge & Cox has increased its research staff and investment resources over the years in order to enhance and expand its investment research capabilities. Thus, the Funds provide access by small investors to top-rank investment management at a relatively low cost. The Board’s decision to renew the Agreements was made after consideration of economies of scale and review of peer group fund expense ratios and historical expense ratio patterns for the Funds. Their review also included consideration of the desirability of adding breakpoints to the Funds’ fee schedules. The Board concluded that the current Dodge & Cox fee structure is fair and reasonable and adequately shares economies of scale that may exist.

CONCLUSION

Based on their evaluation of all material factors and assisted by the advice of independent legal counsel to the Independent Trustees, the Board, including the Independent Trustees, concluded that the advisory fee structure was fair and reasonable, that each Fund was paying a competitive fee for the services provided, that the scope and quality of Dodge & Cox’s services has provided substantial value for Fund shareholders over the long term, and that approval of the Agreements was in the best interests of each Fund and its shareholders.

FUND HOLDINGS

The Fund provides a complete list of its holdings four times each fiscal year, as of the end of each quarter. The lists appear in the Fund’s First Quarter, Semi-Annual, Third Quarter and Annual Reports to shareholders. The Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-CSR (second and fourth quarters) and Form N-Q (first and third quarters). Shareholders may view the Fund’s Forms N-CSR and N-Q on the SEC’s website at www.sec.gov. Forms N-CSR and N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by 1-202-942-8090 (direct) or 1-800-732-0330 (general SEC number). A complete list of the Fund’s quarter-end holdings is also available at www.dodgeandcox.com on or about 15 days following each quarter end and remains available on the web site until the list is updated in the subsequent quarter.

PROXY VOTING

For a free copy of the Fund’s proxy voting policies and procedures, please call 1-800-621-3979, visit the Fund’s web site at www.dodgeandcox.com or visit the SEC’s web site at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ending June 30 is also available at www.dodgeandcox.com or at www.sec.gov.

DODGE & COX GLOBAL STOCK FUND ▪ PAGE 18

DODGE & COX FUNDS—EXECUTIVE OFFICER & TRUSTEE INFORMATION

Name (Age) and Address*	Position with Trust (Year of Election or Appointment)	Principal Occupation During Past 5 Years	Other Directorships Held by Trustees
INTERESTED TRUSTEES & OFFICERS
John A. Gunn (66)	Chairman and Trustee (Trustee since 1985)	Chairman (since 2007), Chief Executive Officer (since 2005) and Director of Dodge & Cox, Portfolio Manager and member of Investment Policy Committee (IPC), Global Investment Policy Committee (GIPC) (since 2008), and International Investment Policy Committee (IIPC)	—
Kenneth E. Olivier (57)	President and Trustee (Trustee since 2005)	President (since 2005) and Director of Dodge & Cox, Portfolio Manager, and member of IPC	—
Dana M. Emery (48)	Senior Vice President and Trustee (Trustee since 1993)	Executive Vice President (since 2005) and Director of Dodge & Cox, Director of Fixed Income, Portfolio Manager, and member of Fixed Income Investment Policy Committee (FIIPC)	—
Charles F. Pohl (51)	Senior Vice President (Officer since 2004)	Senior Vice President and Director of Dodge & Cox, Chief Investment Officer (since 2007), Director of Credit Research, Portfolio Manager, Investment Analyst, and member of IPC, GIPC (since 2008), IIPC (since 2007), and FIIPC	—
Diana S. Strandberg (50)	Senior Vice President (Officer since 2005)	Vice President of Dodge & Cox, Director of International Equity (since 2009), Portfolio Manager, and member of IPC, GIPC (since 2008), and IIPC	—
David H. Longhurst (52)	Treasurer (Officer since 2006)	Vice President and Assistant Treasurer of Dodge & Cox (since 2008); Vice President, Treasurer, Controller and Secretary of Safeco Mutual Funds, Safeco Asset Management Company, Safeco Services, Safeco Securities, and Safeco Investment Services (2000-2004)	—
Thomas M. Mistele (56)	Secretary (Officer since 2000)	Chief Operating Officer (since 2004), Director (since 2005), Secretary, and General Counsel of Dodge & Cox	—
Marcia P. Venegas (41)	Chief Compliance Officer (Officer since 2004)	Associate Chief Compliance Officer of Dodge & Cox (since 2008), Chief Compliance Officer of Dodge & Cox (2005-2008), Compliance Officer of Dodge & Cox (2003-2004)	—
INDEPENDENT TRUSTEES
William F. Ausfahl (69)	Trustee (Since 2002)	CFO, The Clorox Co. (1982-1997); Director, The Clorox Co. (1984-1997)	—
L. Dale Crandall (68)	Trustee (Since 1999)	President, Kaiser Foundation Health Plan, Inc. and Kaiser Foundation Hospitals (2000-2002); Senior Vice President—Finance and Administration & CFO, Kaiser Foundation Health Plan, Inc. and Kaiser Foundation Hospitals (1998-2000)	Director, Ansell Limited (medical equipment and supplies) (2002-present); Director, Coventry Health Care, Inc. (managed health care) (2004-present); Director, Metavante Technologies, Inc. (software) (2007 to 2009); Bridgeport Education, Inc. (education services) (2008 to present)
Thomas A. Larsen (60)	Trustee (Since 2002)	Director in Howard, Rice, Nemerovski, Canady, Falk & Rabkin (law firm)	—
John B. Taylor (63)	Trustee (Since 2005)	Professor of Economics, Stanford University; Senior Fellow, Hoover Institution; Under Secretary for International Affairs, United States Treasury (2001-2005)	—
Will C. Wood (70)	Trustee (Since 1992)	Principal, Kentwood Associates, Financial Advisers	Director, Banco Latinoamericano de Exportaciones S.A. (Latin American foreign trade bank) (1999-Present)

*

The address for each Officer and Trustee is 555 California Street, 40th Floor, San Francisco, California 94104. Each Officer and Trustee oversees all five series in the Dodge & Cox Funds complex and serves for an indefinite term.

Additional information about the Trust’s Trustees and Officers is available in the Trust’s Statement of Additional Information (SAI). You can get a free copy of the SAI by visiting the Fund’s website at www.dodgeandcox.com or calling 1-800-621-3979.

PAGE 19 ▪ DODGE & COX GLOBAL STOCK FUND

International Stock Fund

www.dodgeandcox.com

For Fund literature, transactions, and account information, please visit the Funds’ web site.

or write or call:

DODGE & COX FUNDS

c/o Boston Financial Data Services

P.O. Box 8422

Boston, Massachusetts 02266-8422

(800) 621-3979

INVESTMENT MANAGER

Dodge & Cox

555 California Street, 40th Floor

San Francisco, California 94104

(415) 981-1710

This report is submitted for the general information of the shareholders of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless it is accompanied by a current prospectus.

This report reflects our views, opinions, and portfolio holdings as of December 31, 2009, the end of the reporting period. Any such views are subject to change at any time based upon market or other conditions and Dodge & Cox disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dodge & Cox Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dodge & Cox Fund.

12/09 ISF AR       Printed on recycled paper

2009

Annual Report

December 31, 2009

International Stock Fund

ESTABLISHED 2001

TICKER:  DODFX

TO OUR SHAREHOLDERS

The Dodge & Cox International Stock Fund had a total return of 2.1% for the fourth quarter of 2009, compared to 2.2% for the MSCI EAFE Index (MSCI EAFE). The Fund had a total return of 47.5% for 2009, compared to 31.8% for the MSCI EAFE. At year end, the Fund had net assets of $36.7 billion with a cash position of 1.9%. Longer-term results and the 2009 performance review appear on page three.

MARKET COMMENTARY

World equity markets experienced significant volatility during 2009: from January 1 to March 9, the MSCI EAFE fell 26.0%, and then rebounded sharply to rise 78.1% from March 9 to December 31. During these same periods, the Fund declined 27.9% and then rallied 104.4%. The Fund holdings that gained the most since March—selected technology and financials companies—are essentially the same ones that were the weakest in the first months of 2009. The market rebound seems to reflect the belief that the worst of the financial crisis has passed and that there is a diminished likelihood of a prolonged economic downturn.

INVESTMENT STRATEGY

2009 ended a very difficult decade for equity investors throughout the world. For the first time in 40 years, the World Bank estimates the global economy shrank year over year. On a trailing basis, the MSCI EAFE and S&P 500 indices posted one of the worst ten years of performance on record. This result was reflective of the severe economic downturn that occurred over the past 18 months. Despite the recent rebound in equity markets, questions linger about the durability of their recovery. Looking back, Dodge & Cox has successfully navigated turbulent markets over the past 80 years, and we have learned that successful long-term investors stay the course in periods of poor market performance, setting the stage for attractive future returns. Historically, the two key elements of superior equity returns have been valuation discipline and a long-term time horizon.

Valuation discipline is critical because investment returns hinge to a large degree on how much you pay. A great company can be a terrible investment if you pay too much. Cisco, the leading maker of data networking equipment, is an example of a company that we have long admired, but have never held in the Dodge & Cox Funds. It has been a phenomenally successful company that has prospered from tremendous growth in the internet and grown earnings per share at an impressive average rate of 11% per year over the past decade. But investors who bought shares of Cisco in March 2000 at a stratospheric price-to-earnings ratio of over 200 have lost money due to the decline in its valuation to today’s price-to-earnings ratio of 24.

A long-term time horizon is important because short-term market movements can be driven by unpredictable, and sometimes volatile, investor sentiment. In the long run, though, the true value of companies tends to be reflected in their stock prices. Since it is extremely difficult to predict short-term price movements, a long-term time horizon enables us to focus our research efforts on the factors—such as franchise strength, competitive dynamics, and management quality—that we believe ultimately determine business success. Using our three-to-five year time horizon, we look to invest in companies at attractive valuations, whose real value we believe will be recognized over time.

We believe the best way to identify attractive long-term investments is through fundamental, bottom-up research. Through meetings with management, competitors, customers, and suppliers, our global industry analysts build an in-depth understanding of individual companies. Looking out over the next three to five years, our analysts develop a range of estimates, incorporating downside risk and potential upside, for each company’s profits and cash flow. The attractiveness of each investment recommendation advocated by our analysts is assessed by our team of nine International Investment Policy Committee members, who have spent an average of 20 years with the firm. In this way, the Fund’s shareholders benefit from the team’s collective judgment, built by analyzing companies through several business cycles. This combination of in-depth research, group decision-making, and a long investment time horizon enable us to identify long-term opportunities that are overlooked by the market.

PAGE 1 ▪ DODGE & COX INTERNATIONAL STOCK FUND

Opportunities in Health Care

When we consider balance sheet strength, cash flow, and earnings, there are few companies more attractively valued than those in the Health Care sector. Unsurprisingly, it is also one of the largest areas in the Fund. As of December 31, 2009, 14.0% of the Fund was invested in the Health Care sector, compared to 8.4% in the MSCI EAFE.

The concerns about the health care industry are well publicized and founded on major issues, including patent expirations, the trend of declining innovation and productivity in pharmaceutical research and development, and the efforts under way to reform the U.S. health care system. However, we believe the current valuations of the Fund’s pharmaceutical investments reflect these negatives and incorporate very little value for a number of positive factors: continuing advances in science and medicine, the growing ability of consumers in the developing world to pay for modern medicines, and the strategic position of these companies to bring scientific discovery into patients’ hands. In the meantime, strong balance sheets and healthy cash flow generation provide a strong foundation for dividends and share repurchases.

In 2009, we added substantially to the Fund’s positions in Health Care, including Bayer1. Based in Germany, Bayer is a leading global health care and chemical science company, with areas of expertise in a variety of therapeutic areas. The Fund initially invested in the company in 2004 because its valuation reflected investor concerns about its cost structure and legacy liabilities, but we believed there were opportunities for management to transform the company into a more focused specialty chemical and pharmaceutical company. Bayer successfully spun off its commodity chemical business, and now the majority of earnings is derived from its health care segment.

We continue to think Bayer is an attractive, long-term investment due to its strong business franchises, promising pharmaceutical pipeline, profit improvement potential, and low valuation. Compared to other large pharmaceutical companies, Bayer has a relatively benign patent expiry profile and a promising pipeline of new drugs in development. The company also has the ability to raise profit margins to peer levels as it continues to integrate the acquisition of Schering AG and improve its cost structure. Outside of health care, Bayer could benefit from continued emerging markets demand for its agricultural chemicals and a cyclical rebound in its materials science division.

The Decade Ahead

Given the intensity of the recovery in the market and the Fund since their March lows, many investors might be wondering if the rally can continue. As earlier emphasized, predicting short-term price movements is very difficult and our figurative crystal ball is no better than anyone else’s. Looking at historical returns does not provide more clarity either, as one year’s performance cannot tell you what will happen in the next year.

Over the next decade, however, we remain optimistic about the prospect for equity returns. The pace of technological innovation remains rapid and 5.6 billion people in the developing world are increasingly participating in the global economy. The industrial revolution enabled roughly 20% of the world’s population to become the major engine of global economic growth. We believe the current century will see the “other” 80% take their turn. We invest in a number of companies in the Fund, domiciled all over the world, that are participating in this transformation.

Thank you for your continued confidence in our firm as a shareholder of the Dodge & Cox International Stock Fund. As always, we welcome your comments and questions.

For the Board of Trustees,

John A. Gunn, Chairman	Diana S. Strandberg, Senior Vice President

February 18, 2010

[1]	We use this example to illustrate our investment process, not to imply that we think it is more attractive than the Fund’s other holdings.

DODGE & COX INTERNATIONAL STOCK FUND ▪ PAGE 2

2009 PERFORMANCE REVIEW

The Fund outperformed the MSCI EAFE by 15.7 percentage points for the year.

Key Contributors to Relative Results:

▪

The Fund’s performance was helped by stock selection across all sectors. Our persistence in holding securities that were especially weak in the market downturn, and have since dramatically rebounded, contributed to performance. For example:

▪

The Fund’s holdings and overweight position in both the Information Technology sector (up 43% versus up 21% for the MSCI EAFE sector) and the Media industry (up 83% versus up 13% for the MSCI EAFE industry) significantly helped the Fund’s absolute and relative performance. Key contributors included Infineon Technologies (up 368%), Net Servicos (up 133%), Naspers (up 128%), and Brother Industries (up 100%).

▪

The Fund’s holdings in the Financials sector (up 55% compared to up 38% for the MSCI EAFE sector) positively impacted performance. Notable performers included Standard Chartered (up 112%), ICICI Bank (up 108%), Credit Suisse (up 85%), and Unicredit (up 64%).

▪	The Fund’s underweight position in the Utilities sector, the weakest sector of the market, helped results.
▪

The Fund’s geographic positioning, which results from bottom-up security selection, helped performance. Strong returns from the Fund’s Emerging Market holdings (up 80%), and its underweight position and holdings in Japan (up 25% versus up 6% for the MSCI EAFE Japan region), positively impacted absolute and relative performance. Petrobras (up 114%), Lukoil Holdings (up 83%), Standard Bank (up 61%), and Honda (up 60%) were key contributors.

Key Detractors from Relative Results:

▪	The Fund’s overweight position in the Health Care sector, a weaker sector of the market, detracted from overall results.
▪	The Fund’s underweight position in the Metals & Mining industry, one of the strongest areas of the market (MSCI EAFE Metals & Mining industry up 95%), hurt relative performance.
▪	Selected additional detractors included Royal Bank of Scotland (down 34%), Bank of Yokohama (down 19%), and Nokia (down 15%).

GROWTH OF $10,000 SINCE INCEPTION

FOR AN INVESTMENT MADE ON MAY 1, 2001

AVERAGE ANNUAL TOTAL RETURN

FOR PERIODS ENDED DECEMBER 31, 2009

	1 Year	3 Years	5 Years	Since Inception (5/1/01)
Dodge & Cox International Stock Fund	47.46%	(4.24)%	5.59%	8.92%
MSCI EAFE	31.78	(6.04)	3.54	4.12

Past performance does not guarantee future results. Investment return and share price will fluctuate with market conditions, and investors may have a gain or loss when shares are sold. Mutual fund performance changes over time and currently may be significantly lower than stated. Performance is updated and published monthly. Visit the Fund’s web site at www.dodgeandcox.com or call 800-621-3979 for current performance figures.

The Fund’s total returns include the reinvestment of dividend and capital gain distributions, but have not been adjusted for any income taxes payable by shareholders on these distributions. The MSCI EAFE Index is an unmanaged index of the world’s stock markets, excluding the United States. Index returns include dividends and/or interest income but, unlike Fund returns, do not reflect fees or expenses.

MSCI EAFE is a service mark of MSCI Barra.

Risks: The Fund is subject to stock market risk, meaning stocks in the Fund may decline in value for extended periods due to the financial prospects of individual companies, or due to general market and economic conditions. Investing in non-U.S. securities may entail risk due to foreign economic and political developments; this risk may be increased when investing in emerging markets. Please read the prospectus for specific details regarding the Fund’s risk profile.

PAGE 3 ▪ DODGE & COX INTERNATIONAL STOCK FUND

FUND EXPENSE EXAMPLE

As a Fund shareholder, you incur ongoing Fund costs, including management fees and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The following example shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The example assumes a $1,000 investment held for the six months indicated.

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and expenses based on the Fund’s actual returns. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER MUTUAL FUNDS

Information on the second line of the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio of the Fund and an assumed 5% annual rate of return before expenses (not the Fund’s actual return). The amount under the heading “Expense Paid During the Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other mutual funds.

Six Months Ended December 31, 2009	Beginning Account Value 7/1/2009	Ending Account Value 12/31/2009	Expenses Paid During Period*
Based on Actual Fund Return	$1,000.00	$1,270.40	$3.73
Based on Hypothetical 5% Yearly Return	1,000.00	1,021.92	3.32
*	Expenses are equal to the Fund’s annualized expense ratio of 0.65%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

The expenses shown in the table highlight ongoing costs only and do not reflect any transactional fees or account maintenance fees. While other mutual funds may charge such fees, please note that the Fund does not charge transaction fees (e.g., redemption fees, sales loads) or universal account maintenance fees (e.g., small account fees).

DODGE & COX INTERNATIONAL STOCK FUND ▪ PAGE 4

FUND INFORMATION	December 31, 2009

GENERAL INFORMATION
Net Asset Value Per Share	$31.85
Total Net Assets (billions)	$36.7
Expense Ratio	0.65%
2009 Portfolio Turnover Rate	21%
30-Day SEC Yield(a)	1.36%
Fund Inception	2001
No sales charges or distribution fees

Investment Manager: Dodge & Cox, San Francisco. Managed by the International Investment Policy Committee, whose nine members’ average tenure at Dodge & Cox is 20 years.

PORTFOLIO CHARACTERISTICS	Fund	MSCI EAFE
Number of Stocks	92	957
Median Market Capitalization (billions)	$16	$6
Weighted Average Market Capitalization (billions)	$51	$53
Price-to-Earnings Ratio(b)	13.2x	14.2x
Countries Represented	27	21
Emerging Markets (Brazil, Czech Republic, India, Indonesia, Mexico, Russia, South Africa, South Korea, Thailand, Turkey)	21.4%	0.0%

TEN LARGEST HOLDINGS(c)	Fund
Naspers, Ltd. (South Africa)	3.8%
Novartis AG (Switzerland)	3.3
Lafarge SA (France)	2.9
GlaxoSmithKline PLC (United Kingdom)	2.7
HSBC Holdings PLC (United Kingdom)	2.6
Schneider Electric SA (France)	2.5
Standard Chartered PLC (United Kingdom)	2.4
Bayer AG (Germany)	2.4
Nokia Oyj (Finland)	2.3
Schlumberger, Ltd. (United States)	2.2

ASSET ALLOCATION

REGION DIVERSIFICATION	Fund	MSCI EAFE
Europe (excluding United Kingdom)	47.9%	45.3%
United Kingdom	13.7	21.6
Japan	13.1	20.7
Pacific (excluding Japan)	7.2	12.4
Latin America	6.3	0.0
Africa	6.0	0.0
United States	3.9	0.0

SECTOR DIVERSIFICATION	Fund	MSCI EAFE
Financials	21.3%	25.4%
Consumer Discretionary	16.5	9.7
Health Care	14.0	8.4
Information Technology	11.3	4.8
Industrials	10.6	11.2
Materials	9.0	10.4
Energy	7.8	8.3
Telecommunication Services	5.6	5.8
Consumer Staples	1.6	10.1
Utilities	0.4	5.9

(a)	SEC yield is an annualization of the Fund’s total net investment income per share for the 30-day period ended on the last day of the month.
(b)	Price-to-earnings (P/E) ratios are calculated using 12-month forward earnings estimates.
(c)

The Fund’s portfolio holdings are subject to change without notice. The mention of specific securities is not a recommendation or solicitation for any person to buy, sell, or hold any particular security.

PAGE 5 ▪ DODGE & COX INTERNATIONAL STOCK FUND

PORTFOLIO OF INVESTMENTS	December 31, 2009

COMMON STOCKS: 95.7%

	SHARES	VALUE
CONSUMER DISCRETIONARY: 15.7%
AUTOMOBILES & COMPONENTS: 3.1%
Bayerische Motoren Werke AG (Germany)	6,681,100	$303,733,287
Honda Motor Co., Ltd. ADR (Japan)	10,428,400	353,522,760
NGK Spark Plug Co., Ltd.(b) (Japan)	16,250,000	182,943,317
Yamaha Motor Co., Ltd.(a),(b) (Japan)	23,980,000	301,136,539

		1,141,335,903
CONSUMER DURABLES & APPAREL: 3.8%
Consorcio Ara SAB de CV(a),(b) (Mexico)	113,420,000	78,896,346
Corporacion Geo SAB de CV, Series B(a),(b) (Mexico)	47,605,400	126,418,865
LG Electronics, Inc. (South Korea)	3,818,487	395,812,948
Panasonic Corp. (Japan)	29,743,072	425,343,239
Sony Corp. (Japan)	12,137,600	351,826,283

		1,378,297,681
CONSUMER SERVICES: 0.8%
Accor SA (France)	5,748,568	312,284,224
MEDIA: 7.5%
Grupo Televisa SA ADR(b) (Mexico)	30,430,592	631,739,090
Liberty Global, Inc., Series A(a) (United States)	3,201,805	70,151,548
Liberty Global, Inc., Series C(a) (United States)	3,534,971	77,239,116
Naspers, Ltd.(b) (South Africa)	34,040,895	1,381,416,881
News Corp., Class A (United States)	34,244,892	468,812,572
Television Broadcasts, Ltd.(b) (Hong Kong)	27,299,300	130,815,401

		2,760,174,608
RETAILING: 0.5%
Belle International Holdings, Ltd. (Hong Kong)	45,053,000	52,042,525
Li & Fung, Ltd. (Hong Kong)	33,046,000	135,367,564

		187,410,089

		5,779,502,505
CONSUMER STAPLES: 1.6%
FOOD, BEVERAGE & TOBACCO: 1.5%
Anadolu Efes Biracilik ve Malt Sanayii AS(b) (Turkey)	25,306,443	283,541,809
Diageo PLC ADR (United Kingdom)	1,175,955	81,623,037
Tiger Brands, Ltd. (South Africa)	7,072,043	163,729,440

		528,894,286
HOUSEHOLD & PERSONAL PRODUCTS: 0.1%
Aderans Holdings Co., Ltd.(b) (Japan)	3,537,000	41,526,572

		570,420,858
ENERGY: 6.2%
OAO Lukoil ADR (Russia)	10,006,500	560,512,276

	SHARES	VALUE
Royal Dutch Shell PLC ADR (United Kingdom)	7,718,400	$463,953,024
Schlumberger, Ltd. (United States)	12,750,396	829,923,276
Total SA (France)	6,682,000	428,192,948

		2,282,581,524
FINANCIALS: 21.3%
BANKS: 14.5%
Bangkok Bank PCL Foreign (Thailand)	38,571,900	134,853,672
Bangkok Bank PCL NVDR (Thailand)	5,075,000	17,667,198
Barclays PLC (United Kingdom)	53,000,000	233,553,962
Erste Group Bank AG (Austria)	4,000,000	148,268,263
Grupo Financiero Banorte SAB de CV (Mexico)	42,528,000	153,376,475
HSBC Holdings PLC (United Kingdom)	81,665,764	931,996,790
ICICI Bank, Ltd. (India)	15,195,668	284,318,547
ICICI Bank, Ltd. ADR (India)	4,300,000	162,153,000
Kasikornbank PCL Foreign (Thailand)	108,446,527	282,445,782
Mitsubishi UFJ Financial Group (Japan)	47,399,900	232,078,851
Royal Bank of Scotland Group PLC(a) (United Kingdom)	180,874,664	84,838,298
Standard Bank Group, Ltd. (South Africa)	44,929,417	617,238,651
Standard Chartered PLC (United Kingdom)	35,589,336	891,248,964
The Bank of Yokohama, Ltd.(b) (Japan)	30,265,000	137,059,762
Unicredit SPA(a) (Italy)	202,490,810	673,561,215
Yapi ve Kredi Bankasi AS(a) (Turkey)	150,779,068	330,899,149

		5,315,558,579
DIVERSIFIED FINANCIALS: 2.5%
Credit Suisse Group AG (Switzerland)	11,913,000	586,728,810
Haci Omer Sabanci Holding AS (Turkey)	88,489,354	340,433,507

		927,162,317
INSURANCE: 2.8%
AEGON NV(a) (Netherlands)	42,517,075	270,955,027
Swiss Life Holding AG (Switzerland)	1,520,000	192,537,980
Swiss Reinsurance Co., Ltd. (Switzerland)	12,091,868	579,331,665

		1,042,824,672
REAL ESTATE: 1.5%
Hang Lung Group, Ltd. (Hong Kong)	51,796,500	255,911,706
Hang Lung Properties, Ltd. (Hong Kong)	76,679,000	299,582,096

		555,493,802

		7,841,039,370

See accompanying Notes to Financial Statements	DODGE & COX INTERNATIONAL STOCK FUND ▪ PAGE 6

PORTFOLIO OF INVESTMENTS	December 31, 2009

COMMON STOCKS (continued)

	SHARES	VALUE
HEALTH CARE: 14.0%
HEALTH CARE EQUIPMENT & SERVICES: 1.4%
Covidien PLC (Ireland)	7,449,974	$356,779,255
Medipal Holdings Corp.(b) (Japan)	12,426,600	153,433,966

		510,213,221
PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES: 12.6%
Adcock Ingram Holdings, Ltd. (South Africa)	7,047,217	51,718,926
Bayer AG (Germany)	10,912,000	872,142,862
GlaxoSmithKline PLC ADR (United Kingdom)	23,673,749	1,000,215,895
Novartis AG ADR (Switzerland)	22,220,000	1,209,434,600
Roche Holding AG (Switzerland)	4,278,000	727,757,004
Sanofi-Aventis (France)	10,028,709	786,117,534

		4,647,386,821

		5,157,600,042
INDUSTRIALS: 10.6%
CAPITAL GOODS: 9.0%
Koninklijke Philips Electronics NV (Netherlands)	25,035,000	741,287,100
Mitsubishi Electric Corp.(a) (Japan)	92,946,600	686,229,159
Nexans SA (France)	932,619	73,612,210
Schneider Electric SA (France)	8,021,165	929,266,906
Toto, Ltd.(b) (Japan)	9,548,000	60,402,623
Tyco International, Ltd. (Switzerland)	9,139,020	326,080,234
Volvo AB, Class B (Sweden)	30,216,591	257,436,457
Wienerberger AG(a),(b) (Austria)	12,835,026	232,975,697

		3,307,290,386
COMMERCIAL & PROFESSIONAL SERVICES: 0.6%
Brambles, Ltd. (Australia)	12,295,677	74,484,991
Experian PLC (United Kingdom)	15,463,626	152,867,624

		227,352,615
TRANSPORTATION: 1.0%
TNT NV (Netherlands)	11,595,180	354,915,027

		3,889,558,028
INFORMATION TECHNOLOGY: 11.3%
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT: 1.6%
Infineon Technologies AG(a),(b) (Germany)	103,886,576	573,512,892

SOFTWARE & SERVICES: 0.5%
Nintendo Co., Ltd. (Japan)	835,000	197,950,318

TECHNOLOGY, HARDWARE & EQUIPMENT: 9.2%
Alcatel-Lucent(a) (France)	94,519,072	316,559,062
Brother Industries, Ltd.(b) (Japan)	23,101,000	263,906,550
Fujifilm Holdings Corp. (Japan)	8,736,100	260,989,706
Fujitsu, Ltd. (Japan)	78,508,000	504,884,118
Hitachi, Ltd.(a)(Japan)	32,158,000	98,494,202
Kyocera Corp. (Japan)	6,333,900	558,609,079

	SHARES	VALUE
Nokia Oyj (Finland)	64,792,500	$831,795,636
Telefonaktiebolaget LM Ericsson (Sweden)	40,981,600	376,941,547
Tyco Electronics, Ltd. (Switzerland)	7,157,617	175,719,497

		3,387,899,397

		4,159,362,607
MATERIALS: 9.0%
Akzo Nobel NV (Netherlands)	5,426,290	357,661,306
Arkema(b) (France)	6,608,245	242,815,331
BHP Billiton PLC (United Kingdom)	13,306,000	425,029,877
Cemex SAB de CV ADR(a) (Mexico)	37,105,882	438,591,525
Lafarge SA(b) (France)	12,764,291	1,049,690,268
Lanxess AG(b) (Germany)	8,729,784	328,605,612
Norsk Hydro ASA(a) (Norway)	32,634,600	271,286,141
Norsk Hydro ASA ADR(a) (Norway)	21,990,500	185,160,010

		3,298,840,070
TELECOMMUNICATION SERVICES: 5.6%
Millicom International Cellular SA (Luxembourg)	2,787,494	205,633,432
PT Telekomunik Indonesia ADR (Indonesia)	10,653,047	425,589,228
Telefonica SA ADR (Spain)	7,867,400	657,085,248
Vodafone Group PLC ADR (United Kingdom)	32,950,000	760,815,500

		2,049,123,408
UTILITIES: 0.4%
CEZ AS (Czech Republic)	3,000,000	140,731,704

TOTAL COMMON STOCKS (Cost $36,993,280,466)		$35,168,760,116

PREFERRED STOCKS: 2.4%
CONSUMER DISCRETIONARY: 0.8%
MEDIA: 0.8%
Net Servicos de Comunicacao SA ADR(a) (Brazil)	21,930,988	296,726,268

ENERGY: 1.6%
Petroleo Brasileiro SA ADR (Brazil)	7,191,800	304,860,402
Ultrapar Participacoes SA ADR (Brazil)	5,914,832	277,405,621

		582,266,023
MATERIALS: 0.0%(d)
Duratex SA (Brazil)	1,976,972	18,238,435

TOTAL PREFERRED STOCKS (Cost $359,020,118)		$897,230,726

PAGE 7 ▪ DODGE & COX INTERNATIONAL STOCK FUND	See accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS	December 31, 2009

SHORT-TERM INVESTMENTS: 2.0%

	PAR VALUE	VALUE
MONEY MARKET FUND: 0.3%
SSgA Prime Money Market Fund	$110,509,944	$110,509,944

REPURCHASE AGREEMENT: 1.7%
Fixed Income Clearing Corporation(c) 0.00%, 1/4/10, maturity value $620,733,000	620,733,000	620,733,000

TOTAL SHORT-TERM INVESTMENTS (Cost $731,242,944)		$731,242,944

TOTAL INVESTMENTS (Cost $38,083,543,528)	100.1%	$36,797,233,786
OTHER ASSETS LESS LIABILITIES	(0.1)%	(49,628,916)

NET ASSETS	100.0%	$36,747,604,870

(a)	Non-income producing
(b)	See Note 8 regarding holdings of 5% voting securities
(c)	Repurchase agreement is collateralized by Federal Farm Credit Bank, 3.875%, 8/25/11; and Federal Home Loan Bank, 1.05%, 7/29/11-8/18/11. Total collateral value is $633,150,819.
(d)	Rounds to zero

ADR: American Depositary Receipt

NVDR: Non-Voting Depositary Receipt

See accompanying Notes to Financial Statements	DODGE & COX INTERNATIONAL STOCK FUND ▪ PAGE 8

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2009
ASSETS:
Investments, at value
Unaffiliated issuers (cost $31,864,477,784)	$30,793,858,650
Affiliated issuers (cost $6,219,065,744)	6,003,375,136

36,797,233,786
Receivable for investments sold	1,271,812
Receivable for Fund shares sold	35,395,861
Dividends and interest receivable	48,145,042
Prepaid expenses and other assets	219,069

36,882,265,570

LIABILITIES:
Foreign currency overdraft (cost -$1,841)	1,833
Payable for investments purchased	52,465,130
Payable for Fund shares redeemed	45,496,934
Management fees payable	18,689,367
Accrued foreign capital gain tax	15,096,695
Accrued expenses	2,910,741

134,660,700

NET ASSETS	$36,747,604,870

NET ASSETS CONSIST OF:
Paid in capital	$46,257,286,759
Undistributed net investment income	5,236,722
Accumulated net realized loss on investments	(8,213,321,136)
Net unrealized depreciation on investments (net of accrued foreign capital gain tax of $15,096,696)	(1,301,597,475)

$36,747,604,870

Fund shares outstanding (par value $0.01 each, unlimited shares authorized)	1,153,943,902
Net asset value per share	$31.85

STATEMENT OF OPERATIONS
Year Ended December 31, 2009
INVESTMENT INCOME:
Dividends (net of foreign taxes of $63,089,593)
Unaffiliated issuers	$543,914,582
Affiliated issuers	102,630,139
Interest	987,240

647,531,961

EXPENSES:
Management fees	173,973,621
Custody and fund accounting fees	4,238,317
Transfer agent fees	6,776,706
Professional services	224,749
Shareholder reports	1,738,634
Registration fees	230,097
Trustees’ fees	156,000
Miscellaneous	2,012,829

189,350,953

NET INVESTMENT INCOME	458,181,008

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain/(loss)
Investments in unaffiliated issuers	(5,421,302,525)
Investments in affiliated issuers	(901,297,752)
Foreign currency transactions	5,589,129
Net change in unrealized depreciation
Investments (including net increase in accrued foreign capital gain tax of $15,096,696)	17,083,612,908
Foreign currency transactions	329,210

Net realized and unrealized gain	10,766,930,970

NET INCREASE IN NET ASSETS FROM OPERATIONS	$11,225,111,978

STATEMENT OF CHANGES IN NET ASSETS
	Year Ended December 31, 2009	Year Ended December 31, 2008
OPERATIONS:
Net investment income	$458,181,008	$1,033,080,930
Net realized loss	(6,317,011,148)	(1,623,823,574)
Net change in unrealized appreciation/depreciation	17,083,942,118	(24,747,752,434)

Net increase/(decrease) in net assets from operations	11,225,111,978	(25,338,495,078)

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(496,706,640)	(998,288,562)
Net realized gain	—	(1,634,354,213)

Total distributions	(496,706,640)	(2,632,642,775)

FUND SHARE TRANSACTIONS:
Proceeds from sale of shares	7,697,079,669	11,196,443,003
Reinvestment of distributions	429,110,454	2,367,976,717
Cost of shares redeemed	(7,127,353,050)	(14,051,916,960)

Net increase/(decrease) from Fund share transactions	998,837,073	(487,497,240)

Total increase/(decrease) in net assets	11,727,242,411	(28,458,635,093)

NET ASSETS:
Beginning of period	25,020,362,459	53,478,997,552

End of period (including undistributed net investment income of $5,236,722 and $38,173,342, respectively)	$36,747,604,870	$25,020,362,459

SHARE INFORMATION:
Shares sold	293,503,845	301,746,094
Distributions reinvested	13,722,752	112,975,990
Shares redeemed	(295,603,767)	(434,440,065)

Net increase/(decrease) in shares outstanding	11,622,830	(19,717,981)

PAGE 9 ▪ DODGE & COX INTERNATIONAL STOCK FUND	See accompanying Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

NOTE 1—ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Dodge & Cox International Stock Fund (the “Fund”) is one of the series constituting the Dodge & Cox Funds (the “Trust” or the “Funds”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund commenced operations on May 1, 2001, and seeks long-term growth of principal and income, and the Fund invests primarily in a diversified portfolio of foreign stocks. Foreign investing, especially in developing countries, has special risks such as currency and market volatility and political and social instability. These and other risk considerations are discussed in the Fund’s Prospectus.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require the use of estimates and assumptions by management. Significant accounting policies are as follows:

Security valuation The Fund’s net assets are valued as of the close of trading on the New York Stock Exchange (NYSE), generally 4:00 p.m. Eastern Time, each day that the NYSE is open for business. Listed securities are valued at market, using the official quoted close price or the last sale on the date of determination on the principal exchange on which such securities are traded or, if not available, at the mean between the exchange listed bid and ask prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Security values are not discounted based on the size of the Fund’s position. Short-term securities are valued at amortized cost which approximates current value.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using prevailing exchange rates. As a result, the Fund’s net asset value (NAV) may be affected by changes in the value of currencies in relation to the U.S. dollar.

If market quotations are not readily available or if a security’s value has materially changed after the close of the security’s primary market but before the close of trading on the NYSE, the security is valued at fair value as determined in good faith by or at the direction of the Board of Trustees. The Fund may use fair value pricing in calculating its NAV when, for example, (i) the primary market for a security is closed or if trading of a security is suspended or limited, (ii) the Fund determines that the price provided by a pricing service is inaccurate or unreliable, or (iii) the Fund determines that a significant event affecting the value of a security has occurred before the close of the NYSE but after the close of the security’s primary market. An event is considered significant if there is both an affirmative expectation that the security’s value will change in response to the event and a reasonable basis for quantifying a resulting change in value. For securities that do not trade during NYSE hours, fair value determinations are based on analyses of market movements after the close of those securities’ primary markets, and include reviews of developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. Pricing services are used to obtain closing market prices and to compute certain fair value adjustment factors utilizing pricing models. These adjustment factors may be used to systematically value foreign securities at fair value. When fair value pricing is employed, the prices of securities used by the Fund to calculate its net asset value may differ from quoted or published prices for the same securities. In addition, fair values may not reflect the price that the Fund could obtain for a security if it were to dispose of that security at the time of pricing.

Security transactions, investment income, expenses, and distributions Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Dividend income and corporate action transactions are recorded on the ex-dividend date, except for certain dividends or corporate actions from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Withholding taxes on foreign dividends

DODGE & COX INTERNATIONAL STOCK FUND ▪ PAGE 10

NOTES TO FINANCIAL STATEMENTS

have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received in excess of income are recorded as a reduction of cost of investments and/or realized gain. Interest income is recorded on the accrual basis.

Expenses are recorded on the accrual basis. Most expenses of the Trust can be directly attributed to a specific series. Expenses which cannot be directly attributed are allocated among the Funds in the Trust.

Distributions to shareholders are recorded on the ex-dividend date.

Repurchase agreements The Fund may enter into repurchase agreements, secured by U.S. government or agency securities, which involve the purchase of securities from a counterparty with a simultaneous commitment to resell the securities at an agreed-upon date and price. It is the Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. In the event of default by the counterparty, the Fund has the contractual right to liquidate the collateral securities and to apply the proceeds in satisfaction of the obligation.

Foreign currency The Fund may enter forward foreign currency contracts to hedge portfolio positions. It may also enter spot foreign currency contracts to facilitate security transactions in foreign currency-denominated securities. Losses from these transactions may arise from unfavorable changes in currency values or if the counterparties do not perform under the contracts’ terms.

Foreign currency-denominated assets (including investment securities) and liabilities are translated into U.S. dollars each business day at the prevailing exchange rate. Purchases and sales of securities, income receipts, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

Net realized gains and losses on foreign currency transactions arise from sales of foreign currencies and from changes in currency values between the date recorded and the related settlement/cash payment on securities transactions, dividends, and foreign currency contracts. The effects of currency rate changes on investment securities are included with realized and unrealized gain (loss) on investments.

The Fund did not enter into any forward foreign currency contracts during the period ended December 31, 2009.

NOTE 2—VALUATION MEASUREMENTS

Various inputs are used in determining the value of the Fund’s investments and other financial instruments. These inputs are summarized in the three broad levels listed below.

▪	Level 1: Quoted prices in active markets for identical securities
▪	Level 2: Other significant observable inputs (including quoted prices for similar securities, market indices, interest rates, credit risk, etc.)
▪	Level 3: Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s holdings as of December 31, 2009:

Security Classification(a)	LEVEL 1 (Quoted Prices)	LEVEL 2 (Other Significant Observable Inputs)(b)
Common Stocks
Consumer Discretionary	$1,806,780,297	$3,972,722,208
Consumer Staples	81,623,037	488,797,821
Energy	1,293,876,300	988,705,224
Financials	315,529,475	7,525,509,895
Health Care	2,566,429,750	2,591,170,292
Industrials	326,080,234	3,563,477,794
Information Technology	175,719,497	3,983,643,110
Materials	623,751,535	2,675,088,535
Telecommunication Services	2,049,123,408	—
Utilities	—	140,731,704
Preferred Stocks	878,992,291	18,238,435
Money Market Investment	110,509,944	—
Repurchase Agreement	—	620,733,000

Total	$10,228,415,768	$26,568,818,018

(a)	At December 31, 2009 the Fund held no securities that were considered to be “Level 3” securities (those valued using significant unobservable inputs).
(b)	Includes systematically fair valued foreign securities

PAGE 11 ▪ DODGE & COX INTERNATIONAL STOCK FUND

NOTES TO FINANCIAL STATEMENTS

NOTE 3—RELATED PARTY TRANSACTIONS

Management fees Under a written agreement approved by a unanimous vote of the Board of Trustees, the Fund pays an annual management fee of 0.60% of the Fund’s average daily net assets to Dodge & Cox, investment manager of the Fund.

Fund officers and trustees All officers and three of the trustees of the Trust are officers or employees of Dodge & Cox. The Trust pays a fee only to those trustees who are not affiliated with Dodge & Cox.

Indemnification Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business the Trust enters into contracts that provide general indemnities to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred.

NOTE 4—INCOME TAX INFORMATION AND DISTRIBUTIONS TO SHAREHOLDERS

A provision for federal income taxes is not required since the Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute all of its taxable income to shareholders. Distributions are determined in accordance with income tax regulations, which may differ from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character.

Certain foreign countries impose a tax on capital gains which is accrued by the Fund based on unrealized appreciation, if any, on affected securities. The tax is paid when a gain is realized on the sale of affected securities.

Book/tax differences are primarily due to differing treatments of wash sales, net short-term realized gain (loss) on investments, and foreign currency realized gain/(loss). At December 31, 2009, the cost of investments for federal income tax purposes was $38,219,181,690.

Distributions during the years ended December 31, 2009 and 2008 were characterized as follows for federal income tax purpose.

	Year Ended December 31, 2009	Year Ended December 31, 2008
Ordinary income	$496,706,640	$1,043,595,329
	($0.436 per share)	($1.000 per share)
Long-term capital gain	—	$1,589,047,446
		($1.522 per share)

At December 31, 2009, the tax basis components of distributable earnings were as follows:

Unrealized appreciation	$4,587,209,809
Unrealized depreciation	(6,024,445,445)

Net unrealized depreciation	(1,437,235,636)
Undistributed ordinary income	6,802,198
Capital loss carryforward(a)	(7,817,691,792)
Deferred loss(b)	(261,556,659)
(a)	Represents accumulated capital loss which may be carried forward to offset future capital gains. If not utilized, the capital loss carryforward will expire in 2017.
(b)	Represents net realized loss incurred between November 1, 2009 and December 31, 2009. As permitted by tax regulations, the Fund has elected to treat this loss as arising in 2010.

Fund management has reviewed the tax positions for open periods (for Federal purposes, three years from the date of filing and for State purposes, four years from the date of filing) as applicable to the Fund, and has determined that no provision for income tax is required in the Fund’s financial statements.

NOTE 5—COMMITTED LINE OF CREDIT

The Fund participates with the Trust in a $200 million committed credit facility (“Line of Credit”) with State Street Bank and Trust Company to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. Interest on borrowings is charged at the prevailing rate. There were no borrowings on the Line of Credit during the period.

NOTE 6—PURCHASES AND SALES OF INVESTMENTS

For the year ended December 31, 2009, purchases and sales of securities, other than short-term securities, aggregated $6,660,245,947 and $5,866,109,847, respectively.

DODGE & COX INTERNATIONAL STOCK FUND ▪ PAGE 12

NOTES TO FINANCIAL STATEMENTS

NOTE 7—SUBSEQUENT EVENTS

Fund management has determined that no material events or transactions occurred subsequent to December 31, 2009 and through February 18, 2010, the date of the Fund’s financial statements issuance, which require additional disclosure in the Fund’s financial statements.

In January 2010, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No.

2010-6, Fair Value Measurements and Disclosures (Topic 820): Improving Disclosures about Fair Value Measurements. ASU No. 2010-6 enhances and clarifies existing fair value measurement disclosure requirements and is effective for interim and annual periods beginning after December 15, 2009. The Fund is currently evaluating the impact, if any, of applying the provisions of ASU No. 2010-6.

NOTE 8—HOLDINGS OF 5% VOTING SECURITIES

Each of the companies listed below was considered to be an affiliate of the Fund because the Fund owned 5% or more of the company’s voting securities during all or part of the year ended December 31, 2009. Purchase and sale transactions and dividend income earned during the year on these securities were as follows:

	Shares at Beginning of Year	Additions	Reductions		Shares at End of Year	Dividend Income(a)		Value at End of Year
Aderans Holdings Co., Ltd. (Japan)	4,037,000	—	(500,000)		3,537,000	$577,741		$41,526,572
Anadolu Efes Biracilik ve Malt Sanayii AS (Turkey)	29,464,582	—	(4,158,139)		25,306,443	3,972,230		283,541,809
Arkema (France)	6,626,740	764,869	(783,364)		6,608,245	4,818,561		242,815,331
Brother Industries, Ltd. (Japan)	23,601,000	—	(500,000)		23,101,000	4,524,395		263,906,550
Chartered Semiconductor Manufacturing, Ltd. (Singapore)	200,000,000	583,618,364	(783,618,364	) (d)	—	—	(b)	—
Consorcio Ara SAB de CV (Mexico)	113,420,000	—	—		113,420,000	—	(b)	78,896,346
Corporacion Geo SAB de CV, Series B (Mexico)	47,605,400	—	—		47,605,400	—	(b)	126,418,865
Grupo Televisa SA, ADR (Mexico)	32,779,396	—	(2,348,804)		30,430,592	36,472,522		631,739,090
Infineon Technologies AG (Germany)	84,902,800	37,734,576	(18,750,800)		103,886,576	—	(b)	573,512,892
Lafarge SA (France)	9,120,225	4,714,066	(1,070,000)		12,764,291	22,771,047		1,049,690,268
Lanxess AG (Germany)	8,912,359	677,425	(860,000)		8,729,784	5,436,389		328,605,612
Medipal Holdings Corp. (Japan)	19,438,000	—	(7,011,400)		12,426,600	2,190,659		153,433,966
Naspers, Ltd. (South Africa)	37,040,895	—	(3,000,000)		34,040,895	9,419,313		1,381,416,881
NGK Spark Plug Co., Ltd. (Japan)	17,500,000	—	(1,250,000)		16,250,000	925,032		182,943,317
Television Broadcasts, Ltd. (Hong Kong)	27,299,300	—	—		27,299,300	5,812,017		130,815,401
The Bank of Yokohama, Ltd. (Japan)	70,029,000	—	(39,764,000)		30,265,000	4,036,747		—	(c)
Thomson (France)	25,015,792	—	(25,015,792)		—	—	(b)	—
Toto, Ltd. (Japan)	28,511,000	—	(18,963,000)		9,548,000	1,673,486		—	(c)
Wienerberger AG (Austria)	9,397,376	3,667,150	(229,500)		12,835,026	—	(b)	232,975,697
Yamaha Motor Co., Ltd. (Japan)	23,253,000	1,000,000	(273,000)		23,980,000	—	(b)	301,136,539

						$102,630,139		$6,003,375,136

(a)	Net of foreign taxes, if any
(b)	Non-income producing
(c)	Company was not an affiliate at the end of the period
(d)	Includes 705,256,528 shares disposed in a 1 for 10 reverse stock split on May 18, 2009.

PAGE 13 ▪ DODGE & COX INTERNATIONAL STOCK FUND

FINANCIAL HIGHLIGHTS

SELECTED DATA AND RATIOS (for a share outstanding throughout each year)	Year Ended December 31,
	2009	2008	2007	2006	2005

Net asset value, beginning of year	$21.90	$46.02	$43.66	$35.03	$30.64
Income from investment operations:
Net investment income	0.41	0.97	1.25	0.57	0.33
Net realized and unrealized gain/(loss)	9.98	(22.57)	3.87	9.24	4.80

Total from investment operations	10.39	(21.60)	5.12	9.81	5.13

Distributions to shareholders from:
Net investment income	(0.44)	(0.94)	(1.26)	(0.56)	(0.35)
Net realized gain	—	(1.58)	(1.50)	(0.62)	(0.39)

Total distributions	(0.44)	(2.52)	(2.76)	(1.18)	(0.74)

Net asset value, end of year	$31.85	$21.90	$46.02	$43.66	$35.03

Total return	47.46%	(46.68)%	11.71%	28.00%	16.74%
Ratios/supplemental data:
Net assets, end of year (millions)	$36,748	$25,020	$53,479	$30,899	$13,357
Ratio of expenses to average net assets	0.65%	0.64%	0.65%	0.66%	0.70%
Ratio of net investment income to average net assets	1.58%	2.37%	3.11%	1.82%	1.54%
Portfolio turnover rate	21%	35%	16%	9%	7%

See accompanying Notes to Financial Statements

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Dodge & Cox Funds and Shareholders of Dodge & Cox International Stock Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Dodge & Cox International Stock Fund (the “Fund”, one of the series constituting Dodge & Cox Funds) at December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 18, 2010

DODGE & COX INTERNATIONAL STOCK FUND ▪ PAGE 14

SPECIAL 2009 TAX INFORMATION

(unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code:

In 2009, the Fund elected to pass through to shareholders foreign source income of $693,948,545 and foreign taxes paid of $63,089,593.

The Fund designates up to a maximum of $559,796,233 of its distributions paid to shareholders in 2009 as qualified dividends (treated for federal income tax purposes in the hands of shareholders as taxable at a maximum rate of 15%).

For shareholders that are corporations, the Fund designates 1% of its ordinary dividends (including short-term gains) paid to shareholders in 2009 as dividends from domestic corporations eligible for the corporate dividends received deduction, provided that the shareholder otherwise satisfies applicable requirements to claim that deduction.

BOARD APPROVAL OF FUNDS’ INVESTMENT MANAGEMENT AGREEMENTS AND MANAGEMENT FEES (unaudited)

The Board of Trustees is responsible for overseeing the performance of the Dodge & Cox Funds’ investment manager and determining whether to continue the Investment Management Agreements between the Funds and Dodge & Cox each year (the “Agreements”). At a meeting of the Board of Trustees of the Trust held on December 14, 2009, the Trustees, by a unanimous vote (including a separate vote of those Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940) (the “Independent Trustees”)), approved the renewal of the Agreements for an additional one-year term through December 31, 2010. During the course of the year, the Board received a wide variety of materials relating to the services provided by Dodge & Cox and the performance of the Funds.

INFORMATION RECEIVED

In advance of the meeting, the Board, including each of the Independent Trustees, requested, received, and reviewed materials relating to the Agreements and the services provided by Dodge & Cox. The Independent

Trustees retained Morningstar® to prepare an independent expense and performance summary for each Fund and comparable funds managed by other advisers identified by Morningstar® . The Morningstar® materials included information regarding advisory fee rates, expense ratios, and transfer agency, custodial, and distribution expenses, as well as appropriate performance comparisons to a Fund’s peer group and an index or combination of indices. The Morningstar® materials also included a comparison of expenses of various share classes offered by comparable funds. The materials reviewed by the Board contained information concerning, among other things, Dodge & Cox’s profitability, financial results and condition, advisory fee revenue, and separate account advisory fee schedules. The Board additionally considered the Funds’ brokerage commissions, turnover rates, and sales and redemption data for the Funds, including “soft dollar” payments made for research benefiting the Funds and other accounts managed by Dodge & Cox, and third party research expenses paid by Dodge & Cox. The Board received and reviewed a memorandum summarizing information provided throughout the year regarding Dodge & Cox’s services to the Funds. In addition, the Board requested and received information regarding the different services, costs, and risks associated with separate accounts managed by Dodge & Cox as compared to the Dodge & Cox Funds.

The Board received copies of the Agreements and a memorandum from the independent legal counsel to the Independent Trustees discussing the factors generally regarded as appropriate to consider in evaluating advisory arrangements. The Trust’s Contract Review Committee, consisting solely of Independent Trustees, met with the independent legal counsel on November 5, 2009, and again on December 14, 2009, to discuss whether to renew the Agreements. The Board, including the Independent Trustees, subsequently concluded that the existing Agreements are fair and reasonable and voted to approve the Agreements.

In considering the Agreements, the Board, including the Independent Trustees, did not identify any single factor or particular information as all-important or controlling. In reaching the decision to approve the Agreements, the Board, which was advised by

PAGE 15 ▪ DODGE & COX INTERNATIONAL STOCK FUND

independent legal counsel, considered the following factors, among others, and reached the conclusions described below.

NATURE, QUALITY, AND EXTENT OF THE SERVICES

The Board considered that Dodge & Cox provides a wide range of services to the Funds in addition to portfolio management and that the quality of these services has been excellent in all respects. The extensive nature of services provided by Dodge & Cox has been documented in materials provided to the Board and in presentations made to the Board throughout the year. In particular, the Board considered the nature, quality, and extent of portfolio management, administrative and shareholder services performed by Dodge & Cox, including: Dodge & Cox’s established long-term history of care and conscientiousness in the management of the Funds; demonstrated consistency in investment approach and depth, background, and experience of the Dodge & Cox Investment Policy Committee, International Investment Policy Committee, Global Investment Policy Committee, Fixed Income Investment Policy Committee, and research analysts responsible for managing the Funds; Dodge & Cox’s organizational structure; Dodge & Cox’s high level of service with respect to its core investment management function as well as in the areas of compliance, trading, proxy voting, Fund administration, shareholder communication and services, supervision of Fund operations, and oversight of other service providers. In addition, the Board considered that Dodge & Cox manages approximately $109 billion in Fund assets with fewer professionals than most comparable funds, and that on average these professionals have more experience and longer tenure than investment professionals at comparable funds. The Board also noted that Dodge & Cox is a research-oriented firm with no marketing or sales department, distributor, or transfer agent to distract management’s attention from its research efforts, and that its investment professionals adhere to a consistent investment approach across the Funds. The Board further considered the Funds’ favorable stewardship ratings by Morningstar®. The Board concluded that it was satisfied with the nature, extent, and quality of investment management and other services provided to the Funds by Dodge & Cox.

INVESTMENT PERFORMANCE

The Board considered short-term and long-term investment performance for each Fund (including periods of outperformance or underperformance) as compared to both relevant indices and the performance of such Fund’s peer group. In light of recent market volatility, the Board also reviewed recent performance in the context of long-term investment goals. The Board noted that the returns of the Funds were down on an absolute basis and relative to peer group funds during 2008, but that performance had improved significantly in 2009. The Board noted that longer-term comparisons demonstrated favorable performance in comparison to peer group funds and was in keeping with the stated goals in the Prospectus. The Board considered that the performance of the Funds is the result of a team-oriented investment management process that emphasizes a long-term investment horizon, independence, comprehensive research, price discipline, and focus. The Board also considered that the investment performance delivered by Dodge & Cox to the Funds appeared to be consistent with the relevant performance delivered for other (non-fund) clients of Dodge & Cox. The Board noted that the Stock and Balanced Funds were rated in the 3-star Morningstar category, the International Stock Fund is rated in the 4-star category, and the Income Fund is rated in the 5-star category (the Global Stock Fund is not yet rated). The Board concluded that Dodge & Cox has delivered favorable long-term performance for Fund investors consistent with the long-term investment strategies being pursued by the Funds.

COSTS AND ANCILLARY BENEFITS

Costs of Services to Funds: Fees and Expenses. The Board considered each Fund’s management fee rate and expense ratio relative to the industry median for similar mutual funds and relative to management fees charged by Dodge & Cox to other (non-fund) clients. The Board evaluated the operating structures of the Funds and Dodge & Cox, noting the following: Dodge & Cox has a centralized focus on investment management operations and derives revenue solely from management fees; its outsourcing of non-advisory support services to unaffiliated third-party service providers is efficient and less costly to investors; Dodge & Cox does not charge front-end sales commissions or distribution fees and bears

DODGE & COX INTERNATIONAL STOCK FUND ▪ PAGE 16

third party research and distribution-related costs as well as reimbursement for recordkeeping and administrative costs to third-party retirement plan administrators; the Funds receive numerous administrative, regulatory compliance, and shareholder support services from Dodge & Cox without any additional administrative fee; and the fact that the Funds have relatively low transaction costs and portfolio turnover rates. The Board considered that the Funds are substantially below the peer group median in expense ratios and management fee rates and that many media and industry reports specifically comment on the low expense ratios of the Funds, which along with solid long-term performance, have been defining characteristics of the Funds for many years. The Board also considered Morningstar® data showing that some peer group mutual funds offer a class of shares with a low expense ratio, while offering additional share classes with higher expense ratios. The Board also noted that the range of services under the Agreements is much more extensive than under Dodge & Cox’s separate advisory (non-fund) client agreements and that separate accounts incur other expenses that should be considered when comparing Fund expenses to separate account expenses. In light of that and the greater risks and regulatory burdens associated with the high profile mutual fund business, there is reasonable justification for differences in fee rates charged between the two lines of business. The Board concluded that costs incurred by the Funds for the services they receive (including the management fee paid to Dodge & Cox) are reasonable and that the fees are acceptable based upon the qualifications, experience, reputation, and performance of Dodge & Cox and the low overall expense ratios of the Funds.

Profitability and Costs of Services to Dodge & Cox; “Fall-out” Benefits. The Board reviewed reports of Dodge & Cox’s financial position, profitability, and estimated overall value, and they considered Dodge & Cox’s overall profitability within its context as a private, employee-owned S-Corporation and relative to the favorable services provided. The Board noted that net revenues for 2009 represent a decline from 2008 and 2007 levels commensurate with the decline in assets under management over the same period. The Board recognized the importance of Dodge & Cox’s profitability—which is derived solely from management fees and does not include other business ventures—to maintain its independence, stability, company culture and ethics, and management continuity. The Board also considered that revenues reflect the continued success of the Funds and that such revenues are not generated by fees that are high compared to its peers. They noted that Dodge & Cox’s profitability is enhanced due to its efficient internal business model, and that the compensation/profit structure at Dodge & Cox is vital for remaining independent and facilitating retention of its management and investment professionals. The Board considered potential “fall-out” benefits (including the receipt of research from unaffiliated brokers) that Dodge & Cox might receive as a result of its association with the Funds. The Board also noted the extent of additional administrative services performed by Dodge & Cox for the Funds, and that the magnitude of costs and risks borne by Dodge & Cox in rendering advisory services to the Funds (including risks in the compliance, securities valuation, and investment management processes) are continuing to increase. The Board concluded that the profitability of Dodge & Cox’s relationship with the Funds (including fall-out benefits) was fair and reasonable.

THE BENEFIT OF ECONOMIES OF SCALE

The Board considered whether there have been economies of scale with respect to the management of each Fund, whether the Funds have appropriately benefited from any economies of scale, and whether the management fee rate is reasonable in relation to the Fund assets and any economies of scale that may exist. In the Board’s view, any consideration of economies of scale must take account of the Funds’ low fee structure and the considerable efficiencies of the Funds’ organization and fee structure that has been realized by shareholders at the outset of their investment (i.e., from the first dollar). The Board noted that Dodge & Cox has shared economies of scale by adding or enhancing services to the Funds over time, and that the internal costs of providing investment management, up-to-date technology, administrative, and compliance services to the Funds are continuing to increase. For example, Dodge & Cox has increased its

PAGE 17 ▪ DODGE & COX INTERNATIONAL STOCK FUND

research staff and investment resources over the years in order to enhance and expand its investment research capabilities. Thus, the Funds provide access by small investors to top-rank investment management at a relatively low cost. The Board’s decision to renew the Agreements was made after consideration of economies of scale and review of peer group fund expense ratios and historical expense ratio patterns for the Funds. Their review also included consideration of the desirability of adding breakpoints to the Funds’ fee schedules. The Board concluded that the current Dodge & Cox fee structure is fair and reasonable and adequately shares economies of scale that may exist.

CONCLUSION

Based on their evaluation of all material factors and assisted by the advice of independent legal counsel to the Independent Trustees, the Board, including the Independent Trustees, concluded that the advisory fee structure was fair and reasonable, that each Fund was paying a competitive fee for the services provided, that the scope and quality of Dodge & Cox’s services has provided substantial value for Fund shareholders over the long term, and that approval of the Agreements was in the best interests of each Fund and its shareholders.

FUND HOLDINGS

The Fund provides a complete list of its holdings four times each fiscal year, as of the end of each quarter. The lists appear in the Fund’s First Quarter, Semi-Annual, Third Quarter and Annual Reports to shareholders. The Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-CSR (second and fourth quarters) and Form N-Q (first and third quarters). Shareholders may view the Fund’s Forms N-CSR and N-Q on the SEC’s website at www.sec.gov. Forms N-CSR and N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by 1-202-942-8090 (direct) or 1-800-732-0330 (general SEC number). A complete list of the Fund’s quarter-end holdings is also available at www.dodgeandcox.com on or about 15 days following each quarter end and remains available on the web site until the list is updated in the subsequent quarter.

PROXY VOTING

For a free copy of the Fund’s proxy voting policies and procedures, please call 1-800-621-3979, visit the Fund’s web site at www.dodgeandcox.com or visit the SEC’s web site at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ending June 30 is also available at www.dodgeandcox.com or at www.sec.gov.

DODGE & COX INTERNATIONAL STOCK FUND ▪ PAGE 18

DODGE & COX FUNDS—EXECUTIVE OFFICER & TRUSTEE INFORMATION

Name (Age) and Address*	Position with Trust (Year of Election or Appointment)	Principal Occupation During Past 5 Years	Other Directorships Held by Trustees
INTERESTED TRUSTEES & OFFICERS
John A. Gunn (66)	Chairman and Trustee (Trustee since 1985)	Chairman (since 2007), Chief Executive Officer (since 2005) and Director of Dodge & Cox, Portfolio Manager and member of Investment Policy Committee (IPC), Global Investment Policy Committee (GIPC) (since 2008), and International Investment Policy Committee (IIPC)	—
Kenneth E. Olivier (57)	President and Trustee (Trustee since 2005)	President (since 2005) and Director of Dodge & Cox, Portfolio Manager, and member of IPC	—
Dana M. Emery (48)	Senior Vice President and Trustee (Trustee since 1993)	Executive Vice President (since 2005) and Director of Dodge & Cox, Director of Fixed Income, Portfolio Manager, and member of Fixed Income Investment Policy Committee (FIIPC)	—
Charles F. Pohl (51)	Senior Vice President (Officer since 2004)	Senior Vice President and Director of Dodge & Cox, Chief Investment Officer (since 2007), Director of Credit Research, Portfolio Manager, Investment Analyst, and member of IPC, GIPC (since 2008), IIPC (since 2007), and FIIPC	—
Diana S. Strandberg (50)	Senior Vice President (Officer since 2005)	Vice President of Dodge & Cox, Director of International Equity (since 2009), Portfolio Manager, and member of IPC, GIPC (since 2008), and IIPC	—
David H. Longhurst (52)	Treasurer (Officer since 2006)	Vice President and Assistant Treasurer of Dodge & Cox (since 2008); Vice President, Treasurer, Controller and Secretary of Safeco Mutual Funds, Safeco Asset Management Company, Safeco Services, Safeco Securities, and Safeco Investment Services (2000-2004)	—
Thomas M. Mistele (56)	Secretary (Officer since 2000)	Chief Operating Officer (since 2004), Director (since 2005), Secretary, and General Counsel of Dodge & Cox	—
Marcia P. Venegas (41)	Chief Compliance Officer (Officer since 2004)	Associate Chief Compliance Officer of Dodge & Cox (since 2008), Chief Compliance Officer of Dodge & Cox (2005-2008), Compliance Officer of Dodge & Cox (2003-2004)	—
INDEPENDENT TRUSTEES
William F. Ausfahl (69)	Trustee (Since 2002)	CFO, The Clorox Co. (1982-1997); Director, The Clorox Co. (1984-1997)	—
L. Dale Crandall (68)	Trustee (Since 1999)

President, Kaiser Foundation Health Plan, Inc. and Kaiser Foundation Hospitals (2000-2002); Senior Vice President—Finance and Administration & CFO, Kaiser Foundation Health Plan, Inc. and Kaiser Foundation Hospitals

(1998-2000)

Director, Ansell Limited (medical equipment and supplies) (2002-present); Director, Coventry Health Care, Inc. (managed health care) (2004-present); Director, Metavante Technologies, Inc. (software) (2007 to 2009); Bridgeport Education, Inc. (education services) (2008 to present)
Thomas A. Larsen (60)	Trustee (Since 2002)	Director in Howard, Rice, Nemerovski, Canady, Falk & Rabkin (law firm)	—
John B. Taylor (63)	Trustee (Since 2005)	Professor of Economics, Stanford University; Senior Fellow, Hoover Institution; Under Secretary for International Affairs, United States Treasury (2001-2005)	—
Will C. Wood (70)	Trustee (Since 1992)	Principal, Kentwood Associates, Financial Advisers	Director, Banco Latinoamericano de Exportaciones S.A. (Latin American foreign trade bank) (1999-Present)

*

The address for each Officer and Trustee is 555 California Street, 40th Floor, San Francisco, California 94104. Each Officer and Trustee oversees all five series in the Dodge & Cox Funds complex and serves for an indefinite term.

Additional information about the Trust’s Trustees and Officers is available in the Trust’s Statement of Additional Information (SAI). You can get a free copy of the SAI by visiting the Fund’s website at www.dodgeandcox.com or calling 1-800-621-3979.

PAGE 19 ▪ DODGE & COX INTERNATIONAL STOCK FUND

Balanced Fund

www.dodgeandcox.com

For Fund literature, transactions, and account information, please visit the Funds’ web site.

or write or call:

DODGE & COX FUNDS

c/o Boston Financial Data Services

P.O. Box 8422

Boston, Massachusetts 02266-8422

(800) 621-3979

INVESTMENT MANAGER

Dodge & Cox

555 California Street, 40th Floor

San Francisco, California 94104

(415) 981-1710

This report is submitted for the general information of the shareholders of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless it is accompanied by a current prospectus.

This report reflects our views, opinions, and portfolio holdings as of December 31, 2009, the end of the reporting period. Any such views are subject to change at any time based upon market or other conditions and Dodge & Cox disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dodge & Cox Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dodge & Cox Fund.

12/09 BF AR       Printed on recycled paper

2009

Annual Report

December 31, 2009

Balanced Fund

ESTABLISHED 1931

TICKER:  DODBX

TO OUR SHAREHOLDERS

The Dodge & Cox Balanced Fund had a total return of 3.8% for the fourth quarter of 2009, compared to 3.7% for the Combined Index1 (a 60/40 blend of stocks and fixed income securities). The Fund had a total return of 28.4% for 2009, compared to 18.4% for the Combined Index. At year end, the Fund’s net assets of $15.4 billion were invested in 72.0% common stocks, 26.1% fixed income securities, and 1.9% cash. Longer-term results appear on page four.

MARKET COMMENTARY

Extremely weak U.S. economic conditions during the first half of 2009 gave way to indications of positive momentum in the second half of the year. As the economic environment improved, investor confidence grew meaningfully and, in a significant reversal of the flight to quality that characterized 2008 and early 2009, U.S. equity markets and non-Treasury bond market sectors generated strong returns for the full year. The S&P 500 Index (S&P 500) returned 26.5% for 2009, including a dramatic 68% rise since its March 2009 low, while investment grade and high yield corporate bonds delivered returns2 of 19% and 58%, respectively, for 2009. Likewise, though to a smaller degree, Agency-guaranteed3 mortgage-backed securities (MBS) performed well, posting a 5% total return. In contrast, the Treasury sector returned negative 4%.

After four consecutive quarters of negative GDP growth, the U.S. economy grew at a 2.2% (annualized) rate during the third quarter of 2009 and a better-than-expected 5.7% in the fourth quarter. In addition, manufacturing sector activity reached its highest level in three years, retail sales improved, and many residential housing indicators rose from anemic levels. Inflation remained subdued throughout the year, although inflation expectations rose as investors considered the potential effects of a sustained economic recovery and heavy fiscal and monetary stimulus on future inflation. Nevertheless, weakness in the labor market, as well as remaining challenges in the lending markets, could present obstacles to a more vigorous economic recovery.

INVESTMENT STRATEGY

The Fund’s asset allocation is based on our three-to-five year relative outlook for the Fund’s equity and fixed income holdings. While the Fund’s higher allocation to equities detracted from results in 2008, maintaining the higher allocation to equities benefited the Fund in 2009. Given the current valuations across fixed income and equity markets, we continue to believe that a tilt toward equities is appropriate.

Equity Strategy

The Past Decade

Many observers have called the past ten years “the lost decade” for U.S. equity investors, as the S&P 500 annualized return was negative 1.0%. In many respects, it was a lost decade for the broad economy as well, with no real growth in several key areas, such as total non-farm employment and industrial production. Even the S&P 500 operating earnings in mid-2009 have grown very little from mid-1999. With year-end unemployment at 10% and high levels of public and private debt, uncertainty and skepticism remain high. Against this backdrop, it is perhaps not surprising that valuations are significantly lower than they were ten years ago. In fact, disappointing market returns and current economic uncertainty have caused many to question the prudence of investing in stocks going forward. We think this is important to explore.

Overvaluation was a key reason for the disappointing ten-year equity returns of the S&P 500. At the beginning of 2000, the S&P 500 was valued at 27 times forward estimated earnings, almost two times the long-term average. Extremely high valuations in the technology, media, telecommunications, and health care areas (over 50% of the S&P 500’s market capitalization at that time) reflected expectations for a continuation of the very high levels of growth experienced in the late 1990s. In contrast, though consistent with our valuation-centric approach, the Fund’s equity portfolio had a very low weighting in this area, but a 57% weighting in the lower-valuation Industrials, Materials, Financials, and Energy sectors at the beginning of 2000. This positioning was largely responsible for the positive returns generated by the Fund’s equity portfolio over the last decade, illustrating a key point: although it was a “lost decade” for the equity market as a whole, it was possible to provide reasonable returns for investors despite a difficult period for stocks and volatile economic activity.

The composition of the equity portfolio is quite different from a decade ago; however, now—as then—we arrive at this positioning through our same long-term, price-disciplined, fundamental research-based investment approach. At year end, the Fund’s equity portfolio was nearly 60% invested in the technology, media, telecommunications, and health care areas, compared to 25% in the beginning of 2000. These are areas we believe will grow faster than the overall economy over the long term. In addition, the Fund’s equity holdings as a whole are less expensive than the overall market: the average valuation (14 times forward estimated earnings at year end) in the Fund is reasonable in a historical context and lower than the S&P 500 (18 times). Furthermore, these valuations are based on earnings that are severely depressed from peak earnings in 2007. These reasonable valuations support our confidence in equity investing for the next decade.

PAGE 1 ▪ DODGE & COX BALANCED FUND

Strategy in Health Care and Technology

The last decade wasn’t all bad news on the economic front, and we anticipate that a number of positive developments from the last decade will continue well into the next. They are relevant across the economy, and include continued rapid technological change, further integration of the global economy, and increasing production and consumption in emerging markets around the world. Two equity areas that are directly influenced by these trends are Health Care and Information Technology, representing 17.0% and 15.3% of the Fund, respectively.

Much attention throughout 2009 was focused on U.S. health care and the potential impact of proposed changes being debated by Congress and the Obama administration. While we are cognizant of the possible risk to the industry created by significant health care reform, the Fund’s equity holdings in the sector are trading at historically low valuations and are, in our opinion, well positioned to take advantage of the powerful trends of globalization and rapid technological change. For example, global pharmaceutical companies like Merck4 (the largest new equity purchase in the portfolio in 2009) and Novartis have strong cash flow, solid positions in many countries and markets, vigorous research and development programs, and valuations well below broad market averages.

The rapid pace of technological change presents both an opportunity and a threat to companies in the Information Technology sector. Opportunities include potentially rapid growth, attractive profitability, and expanding global opportunities; however, the challenges of short product cycles, product obsolescence, and intense competition are also significant. The Fund’s equity investments in technology are in a variety of businesses, including hardware, software, business services, and systems integration, along with exposure to most major consumer markets. We believe the long-term beneficiaries of continued technological advancements will be industry leaders with strong franchises, financial stability, sustained research and development efforts, and strong intellectual property portfolios. Among these industry leaders, we have been able to find opportunities (e.g., Hewlett-Packard) trading at attractive valuations generally well below their historical levels.

Fixed Income Strategy

The recent environment of great economic uncertainty and a (now ebbing) financial crisis created wide swings in valuation and sentiment between the broad sectors of the bond market. The opportunities that manifested themselves from this volatility led to unusually dynamic sector weightings for the Fund’s fixed income portfolio, which significantly benefited absolute and relative results in 2009.

We increased the fixed income portfolio’s Corporate sector weighting from 49% in the fall of 2008 to its peak of 59% in May of 2009 through a combination of purchases and price appreciation of these holdings as the corporate bond rally began to take root. To fund these purchases, we used Agency MBS—which had retained a high degree of liquidity throughout the financial crisis—resulting in a 33% Agency MBS weighting near midyear from its high of 46% in late 2008. As the corporate bond rally gathered steam in the second half of 2009, the valuations of certain holdings rose to levels where we thought alternative securities (predominantly Agency MBS) represented a better risk/reward trade-off. Thus, we reduced these weightings in favor of MBS. The net result of these individual relative value decisions was a 51% Corporate weighting and a 43% Agency MBS weighting at year end. These represent substantial (for Corporates) and modest (for MBS) overweights relative to the 19% and 37% respective Barclays Capital Aggregate Bond Index (BCAG) weightings.

While the variability of the broad sector weightings in the fixed income portfolio was unusual last year, our selection process for individual securities was consistent. On the Corporate side, we utilize our deep and experienced team of industry analysts to conduct fundamental, bottom-up research on individual companies’ creditworthiness, and combine their research with our fixed income team’s knowledge of specific security characteristics and valuations. In this way we winnow the many hundreds of available issuers down to the 35–45 corporate issuers we typically hold in the fixed income portfolio. Similarly, our MBS analysts and traders perform extensive security-level research, seeking securities with characteristics that we believe mitigate the risk of higher prepayment levels and may lead to better total returns. The holdings within the Corporate and MBS portfolios, not just their relative weightings, improved the Fund’s 2009 relative results.

We maintained a generally defensive interest rate position in 2009, which aided the fixed income portfolio’s relative returns. As the U.S. economic recovery gradually takes hold, and as the Federal Reserve and U.S. Treasury remove the existing monetary and fiscal stimulus, we expect long-term interest rates to rise. Given this expectation, and in light of interest rates that (despite the recent sell-off) are still low on both a nominal and inflation-adjusted basis, we believe a defensive positioning regarding interest rate risk remains appropriate. Importantly, the fixed income portfolio’s relatively high nominal yield (4.6% versus 3.7% for BCAG), a byproduct of its Corporate and MBS sector overweights, could help to mitigate the negative price effects associated with rising interest rates.

DODGE & COX BALANCED FUND ▪ PAGE 2

IN CLOSING

While we do not believe we can forecast the short-term movements of stocks or bonds, we are confident in our investment approach and our team of experienced professionals. We believe our longstanding emphasis on “bottom-up” analysis of individual securities, coupled with our long-term investment horizon, will contribute positively to the Fund’s results in the coming years.

Thank you for your continued confidence in our firm as a shareholder of the Dodge & Cox Balanced Fund. As always, we welcome your comments and questions.

For the Board of Trustees,

John A. Gunn, Chairman	Kenneth E. Olivier, President

February 18, 2010

[1]

The Combined Index reflects an unmanaged portfolio of 60% of the Standard & Poor’s 500 Index (S&P 500), which is a widely recognized, unmanaged index of common stock prices, and 40% of the Barclays Capital Aggregate Bond Index (BCAG), which is a widely recognized, unmanaged index of U.S. dollar-denominated investment grade fixed income securities.

[2]	Sector returns as calculated and reported by Barclays Capital.
[3]	The U.S. Government does not guarantee the Fund’s shares, yield or net asset value. The guarantee does not eliminate market risk.
[4]	We use this example to illustrate our investment process, not to imply that we think it is more attractive than the Fund’s other holdings.
[5]	Unless otherwise noted, represents total return of largest holding of a given issuer, if multiple holdings.

Risks: The Fund is subject to stock market risk, meaning stocks in the Fund may decline in value for extended periods due to the financial prospects of individual companies, or due to general market and economic conditions. The Fund also invests in individual bonds whose yields and market values fluctuate, so that your investment may be worth more or less than its original cost. Bond investments are subject to interest rate risk, credit risk, and prepayment risk, all of which could have adverse effects on the value of the Fund. Please read the prospectus for specific details regarding the Fund’s risk profile.

2009 PERFORMANCE REVIEW

The Fund outperformed the Combined Index by 10.0 percentage points for the year. The Fund’s higher-than-Index allocation to equities throughout the year benefited returns, given strong equity market performance. In addition, both the equity and fixed income portfolios handily outpaced the 2009 returns of their respective Indexes.

EQUITY PORTFOLIO

▪

Returns from holdings in the Energy sector (up 34% versus up 14% for the S&P 500 sector) were the largest contributors to relative returns. Schlumberger (up 56%) and Occidental Petroleum (up 38%) were notably strong performers.

▪

A much higher average weighting (18% versus 9% for the S&P 500 sector) in the Consumer Discretionary sector had a positive impact, as the area was strong. Liberty Interactive (up 247%), News Corp. (up 53%), and Time Warner (up 45%) gained.

▪	Other contributors included Sprint Nextel (up 100%), Dow Chemical (up 90%), Motorola (up 75%), and Hewlett-Packard (up 43%).
▪

Weak relative returns from holdings in the Information Technology sector (up 47% versus up 62% for the S&P 500 sector) hurt relative results, despite contributing to absolute results. Hitachi (down 22%) lagged.

▪	Weak relative returns in the Financials sector (up 10% versus up 18% for the S&P 500 sector) detracted from performance. Citigroup (down 45% to date of sale) and Wells Fargo (down 6%) were weak.

FIXED INCOME PORTFOLIO

▪

The portfolio’s Corporate sector overweight added significantly to relative returns. In addition, many corporate bond holdings[5] performed well, including Dillard’s (up 181%), Macy’s (up 75%), Ford Motor Credit (up 48%), and HCA (up 32%).

▪	The portfolio’s shorter relative duration position benefited relative returns.
▪	The portfolio’s Agency MBS holdings outperformed the overall MBS sector as well as similar-duration Treasuries.

PAGE 3 ▪ DODGE & COX BALANCED FUND

GROWTH OF $10,000 OVER 10 YEARS

FOR AN INVESTMENT MADE ON DECEMBER 31, 1999

AVERAGE ANNUAL TOTAL RETURN

FOR PERIODS ENDED DECEMBER 31, 2009

	1 Year	5 Years	10 Years	20 Years

Dodge & Cox Balanced Fund	28.37%	1.04%	6.21%	9.55%
Combined Index(a)	18.39	2.52	2.25	8.01
S&P 500	26.45	0.42	(0.95)	8.21
Barclays Capital Aggregate Bond Index (BCAG)	5.93	4.97	6.33	7.01

Past performance does not guarantee future results. Investment return and share price will fluctuate with market conditions, and investors may have a gain or loss when shares are sold. Mutual fund performance changes over time and currently may be significantly lower than stated. Performance is updated and published monthly. Visit the Fund’s web site at www.dodgeandcox.com or call 1-800-621-3979 for current performance figures.

The Fund’s total returns include the reinvestment of dividend and capital gain distributions, but have not been adjusted for any income taxes payable by shareholders on these distributions. Index returns include dividends and/or interest income but, unlike Fund returns, do not reflect fees or expenses.

Standard & Poor’s, Standard & Poor’s 500, and S&P 500® are trademarks of The McGraw-Hill Companies, Inc. Barclays Capital® is a trademark of Barclays PLC.

(a)

The Combined Index reflects an unmanaged portfolio of 60% of the Standard & Poor’s 500 Index (S&P 500), which is a widely recognized, unmanaged index of common stock prices, and 40% of the Barclays Capital Aggregate Bond Index (BCAG), which is a widely recognized, unmanaged index of U.S. dollar-denominated investment grade fixed income securities.

FUND EXPENSE EXAMPLE

As a Fund shareholder, you incur ongoing Fund costs, including management fees and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The following example shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The example assumes a $1,000 investment held for the six months indicated.

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and expenses based on the Fund’s actual returns. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER MUTUAL FUNDS

Information on the second line of the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio of the Fund and an assumed 5% annual rate of return before expenses (not the Fund’s actual return). The amount under the heading “Expense Paid During the Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other mutual funds.

Six Months Ended December 31, 2009	Beginning Account Value 7/1/2009	Ending Account Value 12/31/2009	Expenses Paid During Period*
Based on Actual Fund Return	$1,000.00	$1,204.00	$2.93
Based on Hypothetical 5% Yearly Return	1,000.00	1,022.55	2.69
*	Expenses are equal to the Fund’s annualized expense ratio of 0.53%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

The expenses shown in the table highlight ongoing costs only and do not reflect any transactional fees or account maintenance fees. While other mutual funds may charge such fees, please note that the Fund does not charge transaction fees (e.g., redemption fees, sales loads) or universal account maintenance fees (e.g., small account fees).

DODGE & COX BALANCED FUND ▪ PAGE 4

FUND INFORMATION	December 31, 2009

GENERAL INFORMATION
Net Asset Value Per Share	$64.03
Total Net Assets (billions)	$15.4
30-Day SEC Yield(a)	2.03%
Expense Ratio	0.53%
2009 Portfolio Turnover Rate	19%
Fund Inception	1931
No sales charges or distribution fees

Investment Manager: Dodge & Cox, San Francisco. Managed by the Investment Policy Committee, whose nine members’ average tenure at Dodge & Cox is 24 years, and by the Fixed Income Investment Policy Committee, whose nine members’ average tenure is 16 years.

STOCK PORTFOLIO (72.0%)	Fund
Number of Stocks	85
Median Market Capitalization (billions)	$17
Price-to-Earnings Ratio(b)	13.6x
Foreign Stocks(c)	13.4%

SECTOR DIVERSIFICATION (FIVE LARGEST)
Health Care	17.0%
Information Technology	15.3
Consumer Discretionary	12.2
Financials	10.1
Energy	7.0

TEN LARGEST STOCKS(d)
Hewlett-Packard Co.	3.7%
Schlumberger, Ltd.	2.7
Novartis AG (Switzerland)	2.5
Merck & Co., Inc.	2.5
Wells Fargo & Co.	2.4
Capital One Financial Corp.	2.4
Comcast Corp.	2.3
GlaxoSmithKline PLC (United Kingdom)	2.2
News Corp.	2.0
General Electric Co.	2.0

ASSET ALLOCATION

FIXED INCOME PORTFOLIO (26.1%)	Fund
Number of Fixed Income Securities	260
Effective Maturity	7.1 years
Effective Duration	4.1 years

SECTOR DIVERSIFICATION
U.S. Treasury & Government Related	1.0%
Mortgage-Related Securities	11.4
Asset-Backed Securities	0.0
Corporate	13.7

CREDIT QUALITY(e)
U.S. Government & Government Related	11.9%
Aaa	0.0	(f)
Aa	2.6
A	1.8
Baa	5.7
Ba	1.8
B	1.2
Caa	0.5
Ca	0.6
C	0.0	(f)
Average Quality	A1

CORPORATE ISSUERS (FIVE LARGEST)(d)
General Electric Co.	1.2%
Ford Motor Credit Co.	0.8
Burlington Northern Santa Fe Corp.	0.7
Bank of America Corp.	0.6
Time Warner, Inc.	0.6

(a)	SEC yield is an annualization of the Fund’s total net investment income per share for the 30-day period ended on the last day of the month.
(b)	Price-to-earnings (P/E) ratio is calculated using 12-month forward earnings estimates.
(c)	Foreign stocks are U.S. dollar-denominated.
(d)

The Fund’s portfolio holdings are subject to change without notice. The mention of specific securities is not a recommendation or solicitation for any person to buy, sell, or hold any particular security.

(e)

The Fund’s credit quality ratings are from Moody’s Investor Services. If no Moody’s rating is available, the Standard & Poor’s or Fitch rating is reported. If unrated, the investment manager determines a comparable rating. In calculating average quality, the investment manager assigns ratings to U.S. Government and Government Related securities that are higher than the ratings assigned to other securities rated Aaa. The credit quality of the investments in the portfolio does not apply to the stability or safety of the Fund or its shares.

(f)	Rounds to 0.0%.

PAGE 5 ▪ DODGE & COX BALANCED FUND

PORTFOLIO OF INVESTMENTS	December 31, 2009

COMMON STOCKS: 72.0%

	SHARES	VALUE
CONSUMER DISCRETIONARY: 12.2%
CONSUMER DURABLES & APPAREL: 1.9%
Panasonic Corp. ADR(b) (Japan)	8,998,928	$129,134,617
Sony Corp. ADR(b) (Japan)	5,819,600	168,768,400

		297,903,017
MEDIA: 8.0%
Comcast Corp., Class A	21,316,974	359,404,182
DIRECTV, Class A(a)	626,202	20,883,837
DISH Network Corp., Class A(a)	1,806,165	37,514,047
Interpublic Group of Companies, Inc.(a)	5,984,200	44,163,396
Liberty Global, Inc., Series A(a)	264,621	5,797,846
Liberty Global, Inc., Series C(a)	391,368	8,551,391
Liberty Starz, Series A(a)	72,607	3,350,813
News Corp., Class A	22,586,900	309,214,661
Time Warner Cable, Inc.(a)	3,465,583	143,440,480
Time Warner, Inc.	10,264,166	299,097,797

		1,231,418,450
RETAILING: 2.3%
CarMax, Inc.(a)	2,150,000	52,137,500
Home Depot, Inc.	5,670,592	164,050,227
Liberty Interactive, Series A(a)	9,252,250	100,294,390
Macy’s, Inc.	2,744,266	45,993,898

		362,476,015

		1,891,797,482
CONSUMER STAPLES: 1.3%
FOOD & STAPLES RETAILING: 1.2%
Wal-Mart Stores, Inc.	1,835,800	98,123,510
Walgreen Co.	2,330,199	85,564,907

		183,688,417
FOOD, BEVERAGE & TOBACCO: 0.1%
Diageo PLC ADR(b) (United Kingdom)	294,191	20,419,798

		204,108,215
ENERGY: 7.0%
Baker Hughes, Inc.	4,474,510	181,128,165
Chevron Corp.	2,317,679	178,438,106
Occidental Petroleum Corp.	3,288,800	267,543,880
Royal Dutch Shell PLC ADR(b) (United Kingdom)	850,127	49,417,882
Schlumberger, Ltd.	6,325,421	411,721,653

		1,088,249,686
FINANCIALS: 10.1%
Banks: 4.5%
BB&T Corp.	3,599,184	91,311,298
HSBC Holdings PLC ADR(b) (United Kingdom)	1,863,361	106,379,280
SunTrust Banks, Inc.	3,588,290	72,806,404
U.S. Bancorp	2,500,000	56,275,000
Wells Fargo & Co.	13,845,506	373,690,207

		700,462,189

	SHARES	VALUE
DIVERSIFIED FINANCIALS: 4.4%
Bank of New York Mellon Corp.	4,901,300	$137,089,361
Capital One Financial Corp.	9,552,059	366,225,942
Credit Suisse Group AG ADR(b) (Switzerland)	429,100	21,094,556
Legg Mason, Inc.	1,350,300	40,725,048
SLM Corp.(a)	8,096,000	91,241,920
State Street Corp.	388,600	16,919,644

		673,296,471
INSURANCE: 1.2%
AEGON NV(a),(b) (Netherlands)	8,172,900	52,388,289
Genworth Financial, Inc., Class A(a)	1,949,000	22,121,150
Loews Corp.	933,108	33,918,476
The Travelers Companies, Inc.	1,490,219	74,302,319

		182,730,234

		1,556,488,894
HEALTH CARE: 17.0%
HEALTH CARE EQUIPMENT & SERVICES: 4.9%
Boston Scientific Corp.(a)	14,777,700	132,999,300
Cardinal Health, Inc.	643,319	20,740,605
CareFusion Corp.(a)	3,246,650	81,198,716
Covidien PLC(b) (Ireland)	1,503,200	71,988,248
Medtronic, Inc.	1,443,300	63,476,334
UnitedHealth Group, Inc.	5,677,400	173,047,152
WellPoint, Inc.(a)	3,555,200	207,232,608

		750,682,963
PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES: 12.1%
Amgen, Inc.(a)	4,721,600	267,100,912
GlaxoSmithKline PLC ADR(b) (United Kingdom)	8,100,500	342,246,125
Merck & Co., Inc.	10,426,375	380,979,742
Novartis AG ADR(b) (Switzerland)	7,068,300	384,727,569
Pfizer, Inc.	14,657,117	266,612,958
Sanofi-Aventis ADR(b) (France)	5,517,100	216,656,517
Thermo Fisher Scientific, Inc.(a)	225,050	10,732,635

		1,869,056,458

		2,619,739,421
INDUSTRIALS: 5.6%
CAPITAL GOODS: 3.4%
Caterpillar, Inc.	704,600	40,155,154
Eaton Corp.	1,000,000	63,620,000
General Electric Co.	20,249,700	306,377,961
Koninklijke Philips Electronics NV(b) (Netherlands)	650,600	19,153,664
Tyco International, Ltd.(b) (Switzerland)	2,839,134	101,300,301

		530,607,080
COMMERCIAL & PROFESSIONAL SERVICES: 0.5%
Pitney Bowes, Inc.	3,144,550	71,569,958

See accompanying Notes to Financial Statements	DODGE & COX BALANCED FUND ▪ PAGE 6

PORTFOLIO OF INVESTMENTS	December 31, 2009

COMMON STOCKS (continued)

	SHARES	VALUE
TRANSPORTATION: 1.7%
FedEx Corp.	3,167,254	$264,307,346

		866,484,384
INFORMATION TECHNOLOGY: 15.3%
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT: 0.9%
Maxim Integrated Products, Inc.	6,442,000	130,772,600

SOFTWARE & SERVICES: 5.5%
AOL, Inc.(a)	1,715,726	39,942,101
Autodesk, Inc.(a)	518,943	13,186,342
BMC Software, Inc.(a)	2,020,560	81,024,456
Cadence Design Systems, Inc.(a)	9,739,500	58,339,605
Citrix Systems, Inc.(a)	2,642,610	109,959,002
Computer Sciences Corp.(a)	1,796,200	103,335,386
Compuware Corp.(a)	6,949,488	50,244,798
EBay, Inc.(a)	7,369,200	173,470,968
Electronic Arts, Inc.(a)	3,207,680	56,936,320
Symantec Corp.(a)	5,050,000	90,344,500
Synopsys, Inc.(a)	3,239,500	72,176,060

		848,959,538
TECHNOLOGY, HARDWARE & EQUIPMENT: 8.9%
Hewlett-Packard Co.	11,110,912	572,323,077
Hitachi, Ltd. ADR(a),(b) (Japan)	1,920,245	58,913,117
Molex, Inc.	800,000	17,240,000
Molex, Inc., Class A	2,527,928	48,359,263
Motorola, Inc.(a)	36,891,000	286,274,160
Nokia Corp. ADR(b) (Finland)	3,800,000	48,830,000
Telefonaktiebolaget LM Ericsson ADR(b) (Sweden)	4,662,000	42,843,780
Tyco Electronics, Ltd.(b) (Switzerland)	5,297,900	130,063,445
Xerox Corp.	20,721,050	175,300,083

		1,380,146,925

		2,359,879,063
MATERIALS: 2.1%
Cemex SAB de CV ADR(a),(b) (Mexico)	4,910,183	58,038,363
Domtar Corp.(a)	550,091	30,480,542
Dow Chemical Co.	7,760,259	214,415,956
Vulcan Materials Co.	344,656	18,153,032

		321,087,893
TELECOMMUNICATION SERVICES: 1.4%
Sprint Nextel Corp.(a)	38,764,400	141,877,704
Vodafone Group PLC ADR(b) (United Kingdom)	3,362,798	77,647,006

		219,524,710
TOTAL COMMON STOCKS (Cost $11,048,764,915)		$11,127,359,748

FIXED INCOME SECURITIES: 26.1%

	PAR VALUE	VALUE
U.S. TREASURY AND GOVERNMENT RELATED: 1.0%
GOVERNMENT RELATED: 1.0%
Arkansas Dev. Fin. Auth. GNMA Guaranteed Bonds 9.75%, 11/15/14	$1,315,326	$1,353,984
California Taxable General Obligation
5.45%, 4/1/15	14,850,000	14,941,328
7.50%, 4/1/34	29,500,000	28,632,995
5.65%, 4/1/39 (mandatory put, 4/1/13)	5,075,000	5,178,073
7.55%, 4/1/39	43,345,000	42,004,339
Small Business Administration — 504 Program
Series 96-20L, 6.70%, 12/1/16	1,104,042	1,203,661
Series 97-20F, 7.20%, 6/1/17	1,669,500	1,833,880
Series 97-20I, 6.90%, 9/1/17	2,281,387	2,489,540
Series 98-20D, 6.15%, 4/1/18	2,682,895	2,890,688
Series 98-20I, 6.00%, 9/1/18	1,848,617	1,982,236
Series 99-20F, 6.80%, 6/1/19	2,134,836	2,313,724
Series 00-20D, 7.47%, 4/1/20	6,696,535	7,314,199
Series 00-20E, 8.03%, 5/1/20	2,767,210	3,060,137
Series 00-20G, 7.39%, 7/1/20	3,928,652	4,287,763
Series 00-20I, 7.21%, 9/1/20	2,434,012	2,643,992
Series 01-20E, 6.34%, 5/1/21	7,296,310	7,847,595
Series 01-20G, 6.625%, 7/1/21	6,576,954	7,116,277
Series 03-20J, 4.92%, 10/1/23	15,032,153	15,699,335
Series 07-20F, 5.71%, 6/1/27	10,204,365	10,949,004

		163,742,750
MORTGAGE-RELATED SECURITIES: 11.4%
FEDERAL AGENCY CMO & REMIC: 2.1%
Dept. of Veterans Affairs
Trust 1995-1A 1, 7.212%, 2/15/25	970,554	1,063,060
Trust 1995-2C 3A, 8.793%, 6/15/25	407,946	465,087
Fannie Mae
Trust 2001-T5 A3, 7.50%, 6/19/30	1,174,196	1,318,035
Trust 2002-33 A1, 7.00%, 6/25/32	3,688,431	4,060,155
Trust 2002-86, 6.00%, 8/25/32	15,851,400	16,784,670
Trust 2005-W4 1A2, 6.50%, 8/25/35	22,517,717	24,376,274
Trust 2001-T7 A1, 7.50%, 2/25/41	3,552,345	3,898,311
Trust 2001-T8 A1, 7.50%, 7/25/41	3,867,596	4,388,505
Trust 2001-T4 A1, 7.50%, 7/25/41	3,203,072	3,611,464
Trust 2001-W3 A, 7.00%, 9/25/41	3,009,123	3,342,478
Trust 2001-T10 A2, 7.50%, 12/25/41	3,792,672	4,276,238
Trust 2002-W6 2A1, 7.00%, 6/25/42	3,538,831	3,895,479
Trust 2002-W8 A2, 7.00%, 6/25/42	4,080,037	4,491,228
Trust 2003-W2 1A1, 6.50%, 7/25/42	7,576,399	8,201,736
Trust 2003-W2 1A2, 7.00%, 7/25/42	3,121,322	3,435,892
Trust 2003-W4 4A, 7.50%, 10/25/42	4,537,361	5,115,874
Trust 2004-T1 1A2, 6.50%, 1/25/44	7,455,862	8,071,251
Trust 2004-W2 5A, 7.50%, 3/25/44	14,757,763	16,565,589
Trust 2004-W8 3A, 7.50%, 6/25/44	2,059,655	2,322,261
Trust 2009-11 MP, 7.00%, 3/25/49	99,794,014	108,246,976

PAGE 7 ▪ DODGE & COX BALANCED FUND	See accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS	December 31, 2009

FIXED INCOME SECURITIES (continued)

	PAR VALUE	VALUE
Freddie Mac
Series 2100 GS, 6.50%, 12/15/13	$3,119,765	$3,313,916
Series 2430 UC, 6.00%, 9/15/16	3,384,757	3,454,289
Series 1078 GZ, 6.50%, 5/15/21	702,809	744,673
Series (GN) 16 PK, 7.00%, 8/25/23	8,629,211	9,366,818
Series T-48 1A4, 5.538%, 7/25/33	57,299,278	60,692,472
Series T-051 1A, 6.50%, 9/25/43	365,376	395,816
Series T-59 1A1, 6.50%, 10/25/43	22,947,467	24,859,278

		330,757,825
FEDERAL AGENCY MORTGAGE PASS-THROUGH: 9.3%
Fannie Mae, 10 Year
6.00%, 1/1/12-10/1/14	8,405,136	8,848,513
Fannie Mae, 15 Year
6.00%, 3/1/14-3/1/22	76,164,910	81,612,177
6.50%, 1/1/13-11/1/18	76,584,528	82,661,031
7.00%, 7/1/11-11/1/18	5,712,437	6,040,577
7.50%, 9/1/15-8/1/17	26,788,158	29,250,571
Fannie Mae, 20 Year
6.50%, 1/1/22-10/1/26	18,115,461	19,470,111
Fannie Mae, 30 Year
5.50%, 8/1/37	79,378,480	83,421,782
6.00%, 9/1/36-10/1/38	274,512,244	292,436,552
6.50%, 12/1/28-11/1/37	296,824,077	318,227,571
7.00%, 4/1/37-8/1/37	70,921,001	77,815,656
7.50%, 8/1/10	993	1,004
Fannie Mae, Hybrid ARM
2.603%, 12/1/34	12,023,751	12,262,385
2.984%, 1/1/35	7,411,095	7,702,133
3.636%, 8/1/35	8,042,217	8,339,106
4.236%, 1/1/35	5,652,666	5,898,806
4.746%, 9/1/34	8,959,650	9,298,381
Fannie Mae, Multifamily DUS
Pool 555728, 4.021%, 8/1/13	319,747	330,901
Pool 555162, 4.826%, 1/1/13	14,537,655	15,338,163
Pool 760762, 4.89%, 4/1/12	16,115,000	16,602,223
Pool 555316, 4.918%, 2/1/13	4,185,620	4,390,567
Pool 735387, 4.921%, 4/1/15	11,914,475	12,556,404
Pool 555148, 4.977%, 1/1/13	3,586,613	3,785,853
Pool 555806, 5.098%, 10/1/13	3,017,638	3,212,755
Pool 461628, 5.32%, 4/1/14	10,036,449	10,792,571
Pool 462086, 5.355%, 11/1/15	20,577,112	21,982,922
Pool 545316, 5.63%, 12/1/11	4,610,182	4,881,441
Pool 545685, 5.876%, 4/1/12	11,594,071	12,167,014
Pool 545387, 5.885%, 1/1/12	5,223,979	5,563,435
Pool 545258, 5.942%, 11/1/11	836,973	883,237
Freddie Mac, Hybrid ARM 4.155%, 5/1/34	9,899,470	10,281,702
Freddie Mac Gold, 15 Year
6.00%, 10/1/13-10/1/18	24,685,029	26,229,508
6.50%, 7/1/14-3/1/18	31,914,868	34,297,310
7.00%, 4/1/15	108,766	114,243
7.75%, 7/25/21	1,095,613	1,227,838

	PAR VALUE	VALUE
Freddie Mac Gold, 20 Year 6.50%, 10/1/26	$32,291,920	$34,848,053
Freddie Mac Gold, 30 Year
6.50%, 9/1/18-4/1/33	40,365,670	43,654,713
7.00%, 11/1/37-9/1/38	106,777,987	116,472,475
7.47%, 3/17/23	317,829	354,785
8.50%, 1/1/23	8,794	9,602
Ginnie Mae, 30 Year
7.50%, 11/15/24-10/15/25	3,045,114	3,416,013
7.97%, 4/15/20-1/15/21	1,642,935	1,849,131

		1,428,529,215
PRIVATE LABEL CMO & REMIC SECURITIES: 0.0%(e)
Union Planters Mortgage Finance Corp. Series 2000-1 A1, 7.70%, 12/25/24	2,537,364	2,762,555

		1,762,049,595
CORPORATE: 13.7%
Financials: 6.1%
American International Group, Inc. 8.25%, 8/15/18	29,000,000	27,078,750
Bank of America Corp.
5.30%, 3/15/17	42,000,000	41,163,780
7.625%, 6/1/19	6,140,000	7,103,041
8.00%, 12/15/26(c)	17,355,000	17,007,900
6.625%, 5/23/36(c)	34,285,000	30,636,047
Boston Properties, Inc.
6.25%, 1/15/13	14,670,000	15,634,464
5.625%, 4/15/15	29,500,000	30,259,854
5.00%, 6/1/15	2,890,000	2,869,554
Capital One Financial Corp. 6.75%, 9/15/17	45,630,000	48,965,832
CIGNA Corp.
8.50%, 5/1/19	7,500,000	8,522,100
7.65%, 3/1/23	9,745,000	9,799,845
7.875%, 5/15/27	12,970,000	12,967,653
8.30%, 1/15/33	9,050,000	9,539,171
6.15%, 11/15/36	5,500,000	4,913,276
Citigroup, Inc. 6.125%, 11/21/17	59,750,000	60,669,172
General Electric Co. 0.411%, 11/1/12	190,000,000	183,274,065
GMAC, Inc.(d) 6.875%, 9/15/11	93,525,000	92,122,125
Health Net, Inc. 6.375%, 6/1/17	18,675,000	16,714,125
HSBC Holdings PLC(b) (United Kingdom)
6.50%, 5/2/36	19,400,000	20,316,037
6.50%, 9/15/37	9,150,000	9,559,847
JPMorgan Chase & Co.(c)
8.75%, 9/1/30	28,187,000	31,503,543
5.85%, 8/1/35	5,955,000	5,154,045

See accompanying Notes to Financial Statements	DODGE & COX BALANCED FUND ▪ PAGE 8

PORTFOLIO OF INVESTMENTS	December 31, 2009

FIXED INCOME SECURITIES (continued)

	PAR VALUE	VALUE
Kaupthing Bank HF(b),(d),(g) (Iceland) 7.125%, 5/19/16	$65,060,000	$6,506
Liberty Mutual Group, Inc.(d) 4.875%, 2/1/10	15,131,000	15,116,211
SLM Corp. 8.45%, 6/15/18	50,000,000	49,337,650
Travelers Cos., Inc.
5.00%, 3/15/13	9,750,000	10,325,465
6.25%, 6/20/16	9,735,000	10,613,581
Unum Group
7.625%, 3/1/11	8,426,000	8,689,355
6.85%, 11/15/15(d)	10,200,000	10,478,260
7.19%, 2/1/28	8,500,000	6,896,036
7.25%, 3/15/28	12,130,000	10,364,074
6.75%, 12/15/28	11,633,000	9,599,144
WellPoint, Inc.
5.00%, 12/15/14	13,070,000	13,594,624
5.25%, 1/15/16	40,000,000	40,376,880
Wells Fargo & Co.
0.413%, 4/23/12	35,035,000	34,520,443
6.00%, 11/15/17	30,900,000	32,400,891

		938,093,346
INDUSTRIALS: 6.0%
Boston Scientific Corp.
5.45%, 6/15/14	19,385,000	20,354,250
6.25%, 11/15/15	1,075,000	1,155,625
6.40%, 6/15/16	21,905,000	23,657,400
Comcast Corp.
5.30%, 1/15/14	11,725,000	12,514,022
5.85%, 11/15/15	26,500,000	29,119,048
5.90%, 3/15/16	3,180,000	3,424,602
6.30%, 11/15/17	6,000,000	6,565,302
Cox Communications, Inc.
5.45%, 12/15/14	37,785,000	40,481,035
5.50%, 10/1/15	4,815,000	5,110,058
5.875%, 12/1/16(d)	25,145,000	26,615,228
8.375%, 3/1/39(d)	6,400,000	7,969,146
Dillard’s, Inc.
7.85%, 10/1/12	14,000,000	13,510,000
7.13%, 8/1/18	10,831,000	9,368,815
7.875%, 1/1/23	8,860,000	6,955,100
7.75%, 7/15/26	50,000	38,125
7.75%, 5/15/27	550,000	416,625
7.00%, 12/1/28	15,490,000	11,423,875
Dow Chemical Co.
8.55%, 5/15/19	28,060,000	33,479,649
7.375%, 11/1/29	18,170,000	19,839,441
9.40%, 5/15/39	12,165,000	16,083,967
Ford Motor Credit Co.(h) 7.375%, 2/1/11	127,375,000	129,971,667
HCA, Inc.
7.875%, 2/1/11	8,008,000	8,238,230
6.95%, 5/1/12	50,090,000	50,590,900
6.30%, 10/1/12	8,400,000	8,400,000
6.25%, 2/15/13	18,390,000	17,884,275

	PAR VALUE	VALUE
Lafarge SA(b) (France) 6.50%, 7/15/16	$33,715,000	$35,744,508
Liberty Media Corp.
8.50%, 7/15/29	9,682,000	8,762,210
8.25%, 2/1/30	7,461,000	6,836,141
Macy’s, Inc.
7.625%, 8/15/13	5,900,000	6,018,000
7.45%, 10/15/16	11,675,000	11,499,875
6.65%, 7/15/24	12,895,000	11,734,450
6.90%, 4/1/29	5,355,000	4,719,094
6.90%, 1/15/32	55,984,000	48,706,080
6.70%, 7/15/34	8,380,000	7,290,600
Nordstrom, Inc. 6.25%, 1/15/18	5,635,000	6,099,718
Reed Elsevier PLC(b) (United Kingdom) 8.625%, 1/15/19	23,000,000	27,985,687
Sprint Nextel Corp.
6.00%, 12/1/16	25,585,000	23,346,313
6.875%, 11/15/28	10,085,000	8,383,156
Time Warner Cable, Inc.
8.75%, 2/14/19	11,940,000	14,552,162
8.25%, 4/1/19	19,665,000	23,422,864
Time Warner, Inc.
7.625%, 4/15/31	53,680,000	62,356,191
7.70%, 5/1/32	26,300,000	30,885,011
Xerox Corp.
6.875%, 8/15/11	65,185,000	69,654,279
6.35%, 5/15/18	20,580,000	21,615,722

		932,778,446
TRANSPORTATION: 1.6%
Burlington Northern Santa Fe Corp.
8.251%, 1/15/21	1,222,695	1,497,452
4.967%, 4/1/23	11,651,330	11,590,696
5.72%, 1/15/24	21,525,400	22,407,756
5.629%, 4/1/24	25,007,490	25,880,809
5.996%, 4/1/24	22,297,491	23,339,357
5.342%, 4/1/24	16,355,943	16,230,758
CSX Corp. 9.75%, 6/15/20	5,351,000	7,017,055
FedEx Corp.
7.375%, 1/15/14	9,000,000	10,211,841
8.00%, 1/15/19	7,125,000	8,581,649
6.72%, 7/15/23	15,311,878	15,942,095
Norfolk Southern Corp.
7.70%, 5/15/17	5,955,000	6,971,102
9.75%, 6/15/20	7,389,000	9,827,931
Union Pacific Corp.
6.33%, 1/2/20	26,614,864	29,262,170
5.866%, 7/2/30	35,365,662	38,347,355
6.176%, 1/2/31	11,971,951	12,581,847

		239,689,873

		2,110,561,665
TOTAL FIXED INCOME SECURITIES (Cost $3,971,168,881)		$4,036,354,010

PAGE 9 ▪ DODGE & COX BALANCED FUND	See accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS	December 31, 2009

SHORT-TERM INVESTMENTS: 1.6%

	PAR VALUE	VALUE
MONEY MARKET FUND: 0.3%
SSgA Prime Money Market Fund	$46,792,760	$46,792,760

REPURCHASE AGREEMENT: 1.3%
Fixed Income Clearing Corporation(f) 0.00%, 1/4/10, maturity value $193,781,000	193,781,000	193,781,000

TOTAL SHORT-TERM INVESTMENTS (Cost $240,573,760)		$240,573,760

TOTAL INVESTMENTS (Cost $15,260,507,556)	99.7%	$15,404,287,518
OTHER ASSETS LESS LIABILITIES	0.3%	43,943,574

NET ASSETS	100.0%	$15,448,231,092

(a)	Non-income producing
(b)	Security denominated in U.S. dollars
(c)	Cumulative preferred security
(d)

Security exempt from registration under Rule 144A of the Securities Act of 1933. The security may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2009, all such securities in total represented $152,307,476 or 1.0% of net assets.

(e)	Rounds to 0.0%
(f)	Repurchase agreement is collateralized by Federal Farm Credit Bank 3.50%-3.875%, 8/25/11-10/3/11; and Federal Home Loan Bank 3.75%, 9/9/11. Total collateral value is $197,660,019.
(g)

Security is illiquid, in default, and is non-income producing. On October 9, 2008, Kaupthing Bank requested protection under the Icelandic Financial Supervisory Authority. Effective June 30, 2009, the ‘Winding Up’ committee of the bank announced that it was accepting claims for debts. Claims for the Fund’s bonds were filed prior to the 12/30/09 deadline.

(h)	Subsidiary (see Note below)

Note: Fixed income securities are grouped by parent company unless otherwise noted. Actual securities may be issued by the listed parent company or one of its subsidiaries.

ADR: American Depositary Receipt

ARM: Adjustable-Rate Mortgage

CMO: Collateralized Mortgage Obligation

DUS: Delegated Underwriting and Servicing

REMIC: Real Estate Mortgage Investment Conduit

See accompanying Notes to Financial Statements	DODGE & COX BALANCED FUND ▪ PAGE 10

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2009
ASSETS:
Investments, at value (cost $15,260,507,556)	$15,404,287,518
Receivable for investments sold	9,369,231
Receivable for paydowns on mortgage-backed securities	191,852
Receivable for Fund shares sold	12,426,164
Dividends and interest receivable	67,987,998
Prepaid expenses and other assets	112,633

15,494,375,396

LIABILITIES:
Payable for investments purchased	6,349,535
Payable for Fund shares redeemed	32,184,141
Management fees payable	6,585,330
Accrued expenses	1,025,298

46,144,304

NET ASSETS	$15,448,231,092

NET ASSETS CONSIST OF:
Paid in capital	$17,675,360,553
Undistributed net investment income	4,906,786
Accumulated net realized loss on investments	(2,375,816,209)
Net unrealized appreciation on investments	143,779,962

$15,448,231,092

Fund shares outstanding (par value $0.01 each, unlimited shares authorized)	241,250,635
Net asset value per share	$64.03

STATEMENT OF OPERATIONS

Year Ended December 31, 2009
INVESTMENT INCOME:
Dividends (net of foreign taxes of $3,913,386)	$201,545,054
Interest	251,871,730

453,416,784

EXPENSES:
Management fees	72,048,015
Custody and fund accounting fees	261,593
Transfer agent fees	2,903,186
Professional services	139,393
Shareholder reports	734,260
Registration fees	116,495
Trustees’ fees	156,000
Miscellaneous	292,268

76,651,210

NET INVESTMENT INCOME	376,765,574

REALIZED AND UNREALIZED GAIN/ (LOSS) ON INVESTMENTS:
Net realized loss	(2,052,998,779)
Net change in unrealized appreciation	5,276,540,161

Net realized and unrealized gain	3,223,541,382

NET INCREASE IN NET ASSETS FROM OPERATIONS	$3,600,306,956

STATEMENT OF CHANGES IN NET ASSETS
	Year Ended December 31, 2009	Year Ended December 31, 2008
OPERATIONS:
Net investment income	$376,765,574	$611,368,682
Net realized loss	(2,052,998,779)	(308,295,854)
Net change in unrealized appreciation/(depreciation)	5,276,540,161	(8,641,036,762)

Net increase/(decrease) in net assets from operations	3,600,306,956	(8,337,963,934)

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(390,735,227)	(607,013,818)
Net realized gain	—	(433,264,664)

Total distributions	(390,735,227)	(1,040,278,482)

FUND SHARE TRANSACTIONS:
Proceeds from sale of shares	1,537,912,991	2,553,747,909
Reinvestment of distributions	371,264,842	994,817,279
Cost of shares redeemed	(4,346,300,231)	(6,426,914,208)

Net decrease from Fund share transactions	(2,437,122,398)	(2,878,349,020)

Total increase/(decrease) in net assets	772,449,331	(12,256,591,436)

NET ASSETS:
Beginning of period	14,675,781,761	26,932,373,197

End of period (including undistributed net investment income of $4,906,786 and $12,638,299, respectively)	$15,448,231,092	$14,675,781,761

SHARE INFORMATION:
Shares sold	28,435,356	37,021,532
Distributions reinvested	6,779,008	14,719,733
Shares redeemed	(80,245,172)	(97,962,966)

Net decrease in shares outstanding	(45,030,808)	(46,221,701)

PAGE 11 ▪ DODGE & COX BALANCED FUND	See accompanying Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

NOTE 1—ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Dodge & Cox Balanced Fund (the “Fund”) is one of the series constituting the Dodge & Cox Funds (the “Trust” or the “Funds”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund commenced operations on June 26, 1931, and seeks regular income, conservation of principal and an opportunity for long-term growth of principal and income. Risk considerations and investment strategies of the Fund are discussed in the Fund’s Prospectus.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require the use of estimates and assumptions by management. Significant accounting policies are as follows:

Security valuation The Fund’s net assets are valued as of the close of trading on the New York Stock Exchange (NYSE), generally 4:00 p.m. Eastern Time, each day that the NYSE is open for business. Stocks are valued at the official quoted close price or the last sale of the day at the close of the NYSE or, if not available, at the mean between the exchange-listed bid and ask prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Fixed income securities with original maturities of one year or more are priced on the basis of valuations furnished by pricing services which utilize both dealer-supplied valuations and pricing models. Under certain circumstances, fixed income securities that are not valued by pricing services are temporarily valued by the investment manager utilizing both dealer-supplied valuations and pricing models. Valuations of fixed income securities take into account appropriate factors such as institutional-size trading markets in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data and do not rely exclusively upon exchange or over-the-counter listed prices. Security values are not discounted based on the size of the Fund’s position. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or at the direction of the Board of Trustees. Short- term securities are valued at amortized cost which approximates current value. All securities held by the Fund are denominated in U.S. dollars.

Security transactions, investment income, expenses, and distributions Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Dividend income and corporate action transactions are recorded on the ex-dividend date, except for certain dividends or corporate actions from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received in excess of income are recorded as a reduction of cost of investments and/or realized gain.

Interest income is recorded on the accrual basis. Interest income includes coupon interest, amortization of premium and accretion of discount on debt securities, and gain/loss on paydowns of mortgage-backed securities. The ability of the issuers of the debt securities held by the Fund to meet their obligations may be affected by economic developments in a specific industry, state or region. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.

Expenses are recorded on the accrual basis. Most expenses of the Trust can be directly attributed to a specific series. Expenses which cannot be directly attributed are allocated among the Funds in the Trust.

Distributions to shareholders are recorded on the ex-dividend date.

Repurchase agreements The Fund may enter into repurchase agreements, secured by U.S. government or agency securities, which involve the purchase of securities from a counterparty with a simultaneous commitment to resell the securities at an agreed-upon date and price. It is the Fund’s policy that its custodian take possession of the

DODGE & COX BALANCED FUND ▪ PAGE 12

NOTES TO FINANCIAL STATEMENTS

underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. In the event of default by the counterparty, the Fund has the contractual right to liquidate the collateral securities and to apply the proceeds in satisfaction of the obligation.

NOTE 2—VALUATION MEASUREMENTS

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

▪	Level 1: Quoted prices in active markets for identical securities
▪	Level 2: Other significant observable inputs (including quoted prices for similar securities, market indices, interest rates, credit risk, etc.)
▪	Level 3: Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s holdings as of December 31, 2009:

Security Classification(a)	LEVEL 1 (Quoted Prices)	LEVEL 2 (Other Significant Observable Inputs)
Common Stocks(b)	$11,127,359,748	$—
Fixed Income Securities(c)	—	4,036,354,010
Money Market Investment	46,792,760	—
Repurchase Agreement	—	193,781,000

Total	$11,174,152,508	$4,230,135,010

(a)	At December 31, 2009 the Fund held no securities that were considered to be “Level 3” securities (those valued using significant unobservable inputs).
(b)	All common stocks held in the Fund are Level 1 securities. For a detailed break-out of common stocks by major industry classification, please refer to the Portfolio of Investments.
(c)	All fixed income securities held in the Fund are Level 2 securities. For a detailed break-out of fixed income securities by sector, please refer to the Portfolio of Investments.

NOTE 3—RELATED PARTY TRANSACTIONS

Management fees Under a written agreement approved by a unanimous vote of the Board of Trustees, the Fund pays an annual management fee of 0.50% of the Fund’s average daily net assets to Dodge & Cox, investment manager of the Fund.

Fund officers and trustees All officers and three of the trustees of the Trust are officers or employees of Dodge & Cox. The Trust pays a fee only to those trustees who are not affiliated with Dodge & Cox.

Indemnification Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business the Trust enters into contracts that provide general indemnities to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred.

NOTE 4—INCOME TAX INFORMATION AND DISTRIBUTIONS TO SHAREHOLDERS

A provision for federal income taxes is not required since the Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute all of its taxable income to shareholders. Distributions are determined in accordance with income tax regulations, which may differ from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character.

Book/tax differences are primarily due to differing treatments of wash sales, net short-term realized gain/(loss), paydown loss, and defaulted fixed income securities. At December 31, 2009, the cost of investments for federal income tax purposes was $15,267,273,654.

Distributions during the years ended December 31, 2009 and 2008 were characterized as follows for federal income tax purposes:

	Year Ended December 31, 2009	Year Ended December 31, 2008
Ordinary income	$390,735,227	$611,773,389
	($1.510 per share)	($1.965 per share)

Long-term capital gain	—	$428,505,093
		($1.328 per share)

PAGE 13 ▪ DODGE & COX BALANCED FUND

NOTES TO FINANCIAL STATEMENTS

At December 31, 2009, the tax basis components of distributable earnings were as follows:

Unrealized appreciation	$1,905,207,239
Unrealized depreciation	(1,768,193,375)

Net unrealized appreciation	137,013,864
Undistributed ordinary income	4,906,786
Capital loss carryforward(a)	(2,310,823,838)
Deferred loss(b)	(56,346,309)
(a)	Represents accumulated capital loss which may be carried forward to offset future capital gains. If not utilized, the capital loss carryforward expires as follows:

Expiring in 2016	$32,015,139
Expiring in 2017	2,278,808,699

$2,310,823,838

(b)	Represents net realized loss incurred between November 1, 2009 and December 31, 2009. As permitted by tax regulations, the Fund has elected to treat this loss as arising in 2010.

Fund management has reviewed the tax positions for open periods (for Federal purposes, three years from the date of filing and for State purposes, four years from the date of filing) as applicable to the Fund, and has determined that no provision for income tax is required in the Fund’s financial statements.

NOTE 5—COMMITTED LINE OF CREDIT

The Fund participates with the Trust in a $200 million committed credit facility (“Line of Credit”) with State Street Bank and Trust Company to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. Interest on borrowings is charged at the prevailing rate. There were no borrowings on the Line of Credit during the period.

NOTE 6—PURCHASES AND SALES OF INVESTMENTS

For the year ended December 31, 2009, purchases and sales of securities, other than short-term securities and U.S. government securities, aggregated $1,871,994,804 and $4,143,637,332, respectively. For the year ended December 31, 2009, purchases and sales of U.S. government securities aggregated $786,799,447 and $927,009,965, respectively.

NOTE 7—SUBSEQUENT EVENTS

Fund management has determined that no material events or transactions occurred subsequent to December 31, 2009 and through February 18, 2010, the date of the Fund’s financial statements issuance, which require additional disclosure in the Fund’s financial statements.

In January 2010, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2010-6, Fair Value Measurements and Disclosures (Topic 820): Improving Disclosures about Fair Value Measurements. ASU No. 2010-6 enhances and clarifies existing fair value measurement disclosure requirements and is effective for interim and annual periods beginning after December 15, 2009. The Fund is currently evaluating the impact, if any, of applying the provisions of ASU No. 2010-6.

FINANCIAL HIGHLIGHTS

SELECTED DATA AND RATIOS (for a share outstanding throughout each year)	Year Ended December 31,
	2009	2008	2007	2006	2005

Net asset value, beginning of year	$51.26	$81.00	$87.08	$81.34	$79.35
Income from investment operations:
Net investment income	1.46	1.99	2.35	2.21	1.84
Net realized and unrealized gain/(loss)	12.82	(28.44)	(0.78)	8.93	3.31

Total from investment operations	14.28	(26.45)	1.57	11.14	5.15

Distributions to shareholders from:
Net investment income	(1.51)	(1.95)	(2.37)	(2.20)	(1.84)
Net realized gain	—	(1.34)	(5.28)	(3.20)	(1.32)

Total distributions	(1.51)	(3.29)	(7.65)	(5.40)	(3.16)

Net asset value, end of year	$64.03	$51.26	$81.00	$87.08	$81.34

Total return	28.37%	(33.57)%	1.74%	13.84%	6.59%
Ratios/supplemental data:
Net assets, end of year (millions)	$15,448	$14,676	$26,932	$27,458	$23,611
Ratio of expenses to average net assets	0.53%	0.53%	0.53%	0.52%	0.53%
Ratio of net investment income to average net assets	2.61%	2.85%	2.59%	2.52%	2.15%
Portfolio turnover rate	19%	27%	27%	20%	18%

See accompanying Notes to Financial Statements

DODGE & COX BALANCED FUND ▪ PAGE 14

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Dodge & Cox Funds and Shareholders of Dodge & Cox Balanced Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Dodge & Cox Balanced Fund (the “Fund”, one of the series constituting Dodge & Cox Funds) at December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 18, 2010

SPECIAL 2009 TAX INFORMATION

(unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code:

The Fund designates $205,455,696 of its distributions paid to shareholders in 2009 as qualified dividends (treated for federal income tax purposes in the hands of shareholders as taxable at a maximum rate of 15%).

For shareholders that are corporations, the Fund designates 36% of its ordinary dividends (including short-term gains) paid to shareholders in 2009 as dividends from domestic corporations eligible for the corporate dividends received deduction, provided that the shareholder otherwise satisfies applicable requirements to claim that deduction.

BOARD APPROVAL OF FUNDS’ INVESTMENT MANAGEMENT AGREEMENTS AND MANAGEMENT FEES (unaudited)

The Board of Trustees is responsible for overseeing the performance of the Dodge & Cox Funds’ investment manager and determining whether to continue the

Investment Management Agreements between the Funds and Dodge & Cox each year (the “Agreements”). At a meeting of the Board of Trustees of the Trust held on December 14, 2009, the Trustees, by a unanimous vote (including a separate vote of those Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940) (the “Independent Trustees”)), approved the renewal of the Agreements for an additional one-year term through December 31, 2010. During the course of the year, the Board received a wide variety of materials relating to the services provided by Dodge & Cox and the performance of the Funds.

INFORMATION RECEIVED

In advance of the meeting, the Board, including each of the Independent Trustees, requested, received, and reviewed materials relating to the Agreements and the services provided by Dodge & Cox. The Independent Trustees retained Morningstar® to prepare an independent expense and performance summary for each Fund and comparable funds managed by other advisers identified by Morningstar®. The Morningstar® materials included information regarding advisory fee rates, expense ratios,

PAGE 15 ▪ DODGE & COX BALANCED FUND

and transfer agency, custodial, and distribution expenses, as well as appropriate performance comparisons to a Fund’s peer group and an index or combination of indices. The Morningstar® materials also included a comparison of expenses of various share classes offered by comparable funds. The materials reviewed by the Board contained information concerning, among other things, Dodge & Cox’s profitability, financial results and condition, advisory fee revenue, and separate account advisory fee schedules. The Board additionally considered the Funds’ brokerage commissions, turnover rates, and sales and redemption data for the Funds, including “soft dollar” payments made for research benefiting the Funds and other accounts managed by Dodge & Cox, and third party research expenses paid by Dodge & Cox. The Board received and reviewed a memorandum summarizing information provided throughout the year regarding Dodge & Cox’s services to the Funds. In addition, the Board requested and received information regarding the different services, costs, and risks associated with separate accounts managed by Dodge & Cox as compared to the Dodge & Cox Funds.

The Board received copies of the Agreements and a memorandum from the independent legal counsel to the Independent Trustees discussing the factors generally regarded as appropriate to consider in evaluating advisory arrangements. The Trust’s Contract Review Committee, consisting solely of Independent Trustees, met with the independent legal counsel on November 5, 2009, and again on December 14, 2009, to discuss whether to renew the Agreements. The Board, including the Independent Trustees, subsequently concluded that the existing Agreements are fair and reasonable and voted to approve the Agreements.

In considering the Agreements, the Board, including the Independent Trustees, did not identify any single factor or particular information as all-important or controlling. In reaching the decision to approve the Agreements, the Board, which was advised by independent legal counsel, considered the following factors, among others, and reached the conclusions described below.

NATURE, QUALITY, AND EXTENT OF THE SERVICES

The Board considered that Dodge & Cox provides a wide range of services to the Funds in addition to portfolio management and that the quality of these services has been excellent in all respects. The extensive nature of services provided by Dodge & Cox has been documented in materials provided to the Board and in presentations made to the Board throughout the year. In particular, the Board considered the nature, quality, and extent of portfolio management, administrative and shareholder services performed by Dodge & Cox, including: Dodge & Cox’s established long-term history of care and conscientiousness in the management of the Funds; demonstrated consistency in investment approach and depth, background, and experience of the Dodge & Cox Investment Policy Committee, International Investment Policy Committee, Global Investment Policy Committee, Fixed Income Investment Policy Committee, and research analysts responsible for managing the Funds; Dodge & Cox’s organizational structure; Dodge & Cox’s high level of service with respect to its core investment management function as well as in the areas of compliance, trading, proxy voting, Fund administration, shareholder communication and services, supervision of Fund operations, and oversight of other service providers. In addition, the Board considered that Dodge & Cox manages approximately $109 billion in Fund assets with fewer professionals than most comparable funds, and that on average these professionals have more experience and longer tenure than investment professionals at comparable funds. The Board also noted that Dodge & Cox is a research-oriented firm with no marketing or sales department, distributor, or transfer agent to distract management’s attention from its research efforts, and that its investment professionals adhere to a consistent investment approach across the Funds. The Board further considered the Funds’ favorable stewardship ratings by Morningstar®. The Board concluded that it was satisfied with the nature, extent, and quality of investment management and other services provided to the Funds by Dodge & Cox.

INVESTMENT PERFORMANCE

The Board considered short-term and long-term investment performance for each Fund (including periods of outperformance or underperformance) as compared to both relevant indices and the performance of such Fund’s peer group. In light of recent market volatility, the Board also reviewed recent performance in the context of long-term investment goals. The Board noted that the returns

DODGE & COX BALANCED FUND ▪ PAGE 16

of the Funds were down on an absolute basis and relative to peer group funds during 2008, but that performance had improved significantly in 2009. The Board noted that longer-term comparisons demonstrated favorable performance in comparison to peer group funds and was in keeping with the stated goals in the Prospectus. The Board considered that the performance of the Funds is the result of a team-oriented investment management process that emphasizes a long-term investment horizon, independence, comprehensive research, price discipline, and focus. The Board also considered that the investment performance delivered by Dodge & Cox to the Funds appeared to be consistent with the relevant performance delivered for other (non-fund) clients of Dodge & Cox. The Board noted that the Stock and Balanced Funds were rated in the 3-star Morningstar category, the International Stock Fund is rated in the 4-star category, and the Income Fund is rated in the 5-star category (the Global Stock Fund is not yet rated). The Board concluded that Dodge & Cox has delivered favorable long-term performance for Fund investors consistent with the long-term investment strategies being pursued by the Funds.

COSTS AND ANCILLARY BENEFITS

Costs of Services to Funds: Fees and Expenses. The Board considered each Fund’s management fee rate and expense ratio relative to the industry median for similar mutual funds and relative to management fees charged by Dodge & Cox to other (non-fund) clients. The Board evaluated the operating structures of the Funds and Dodge & Cox, noting the following: Dodge & Cox has a centralized focus on investment management operations and derives revenue solely from management fees; its outsourcing of non-advisory support services to unaffiliated third-party service providers is efficient and less costly to investors; Dodge & Cox does not charge front-end sales commissions or distribution fees and bears third party research and distribution-related costs as well as reimbursement for recordkeeping and administrative costs to third-party retirement plan administrators; the Funds receive numerous administrative, regulatory compliance, and shareholder support services from Dodge & Cox without any additional administrative fee; and the fact that the Funds have relatively low transaction costs and portfolio turnover rates. The Board considered that the Funds are substantially below the peer group median in expense ratios and management fee rates and that many media and industry reports specifically comment on the low expense ratios of the Funds, which along with solid long-term performance, have been defining characteristics of the Funds for many years. The Board also considered Morningstar® data showing that some peer group mutual funds offer a class of shares with a low expense ratio, while offering additional share classes with higher expense ratios. The Board also noted that the range of services under the Agreements is much more extensive than under Dodge & Cox’s separate advisory (non-fund) client agreements and that separate accounts incur other expenses that should be considered when comparing Fund expenses to separate account expenses. In light of that and the greater risks and regulatory burdens associated with the high profile mutual fund business, there is reasonable justification for differences in fee rates charged between the two lines of business. The Board concluded that costs incurred by the Funds for the services they receive (including the management fee paid to Dodge & Cox) are reasonable and that the fees are acceptable based upon the qualifications, experience, reputation, and performance of Dodge & Cox and the low overall expense ratios of the Funds.

Profitability and Costs of Services to Dodge & Cox; “Fall-out” Benefits. The Board reviewed reports of Dodge & Cox’s financial position, profitability, and estimated overall value, and they considered Dodge & Cox’s overall profitability within its context as a private, employee-owned S-Corporation and relative to the favorable services provided. The Board noted that net revenues for 2009 represent a decline from 2008 and 2007 levels commensurate with the decline in assets under management over the same period. The Board recognized the importance of Dodge & Cox’s profitability—which is derived solely from management fees and does not include other business ventures—to maintain its independence, stability, company culture and ethics, and management continuity. The Board also considered that revenues reflect the continued success of the Funds and that such revenues are not generated by fees that are high compared to its peers. They noted that Dodge & Cox’s profitability is enhanced due to its efficient internal business model, and that the compensation/profit structure at Dodge & Cox is vital for remaining independent and facilitating retention of its

PAGE 17 ▪ DODGE & COX BALANCED FUND

management and investment professionals. The Board considered potential “fall-out” benefits (including the receipt of research from unaffiliated brokers) that Dodge & Cox might receive as a result of its association with the Funds. The Board also noted the extent of additional administrative services performed by Dodge & Cox for the Funds, and that the magnitude of costs and risks borne by Dodge & Cox in rendering advisory services to the Funds (including risks in the compliance, securities valuation, and investment management processes) are continuing to increase. The Board concluded that the profitability of Dodge & Cox’s relationship with the Funds (including fall-out benefits) was fair and reasonable.

THE BENEFIT OF ECONOMIES OF SCALE

The Board considered whether there have been economies of scale with respect to the management of each Fund, whether the Funds have appropriately benefited from any economies of scale, and whether the management fee rate is reasonable in relation to the Fund assets and any economies of scale that may exist. In the Board’s view, any consideration of economies of scale must take account of the Funds’ low fee structure and the considerable efficiencies of the Funds’ organization and fee structure that has been realized by shareholders at the outset of their investment (i.e., from the first dollar). The Board noted that Dodge & Cox has shared economies of scale by adding or enhancing services to the Funds over time, and that the internal costs of providing investment management, up-to-date technology, administrative, and compliance services to the Funds are continuing to increase. For example, Dodge & Cox has increased its research staff and investment resources over the years in order to enhance and expand its investment research capabilities. Thus, the Funds provide access by small investors to top-rank investment management at a relatively low cost. The Board’s decision to renew the Agreements was made after consideration of economies of scale and review of peer group fund expense ratios and historical expense ratio patterns for the Funds. Their review also included consideration of the desirability of adding breakpoints to the Funds’ fee schedules. The Board concluded that the current Dodge & Cox fee structure is fair and reasonable and adequately shares economies of scale that may exist.

CONCLUSION

Based on their evaluation of all material factors and assisted by the advice of independent legal counsel to the Independent Trustees, the Board, including the Independent Trustees, concluded that the advisory fee structure was fair and reasonable, that each Fund was paying a competitive fee for the services provided, that the scope and quality of Dodge & Cox’s services has provided substantial value for Fund shareholders over the long term, and that approval of the Agreements was in the best interests of each Fund and its shareholders.

FUND HOLDINGS

The Fund provides a complete list of its holdings four times each fiscal year, as of the end of each quarter. The lists appear in the Fund’s First Quarter, Semi-Annual, Third Quarter and Annual Reports to shareholders. The Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-CSR (second and fourth quarters) and Form N-Q (first and third quarters). Shareholders may view the Fund’s Forms N-CSR and N-Q on the SEC’s website at www.sec.gov. Forms N-CSR and N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by 1-202-942-8090 (direct) or 1-800-732-0330 (general SEC number). A complete list of the Fund’s quarter-end holdings is also available at www.dodgeandcox.com on or about 15 days following each quarter end and remains available on the web site until the list is updated in the subsequent quarter.

PROXY VOTING

For a free copy of the Fund’s proxy voting policies and procedures, please call 1-800-621-3979, visit the Fund’s web site at www.dodgeandcox.com or visit the SEC’s web site at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ending June 30 is also available at www.dodgeandcox.com or at www.sec.gov.

DODGE & COX BALANCED FUND ▪ PAGE 18

DODGE & COX FUNDS—EXECUTIVE OFFICER & TRUSTEE INFORMATION

Name (Age) and Address*	Position with Trust (Year of Election or Appointment)	Principal Occupation During Past 5 Years	Other Directorships Held by Trustees
INTERESTED TRUSTEES & OFFICERS
John A. Gunn (66)	Chairman and Trustee (Trustee since 1985)	Chairman (since 2007), Chief Executive Officer (since 2005) and Director of Dodge & Cox, Portfolio Manager and member of Investment Policy Committee (IPC), Global Investment Policy Committee (GIPC) (since 2008), and International Investment Policy Committee (IIPC)	—
Kenneth E. Olivier (57)	President and Trustee (Trustee since 2005)	President (since 2005) and Director of Dodge & Cox, Portfolio Manager, and member of IPC	—
Dana M. Emery (48)	Senior Vice President and Trustee (Trustee since 1993)	Executive Vice President (since 2005) and Director of Dodge & Cox, Director of Fixed Income, Portfolio Manager, and member of Fixed Income Investment Policy Committee (FIIPC)	—
Charles F. Pohl (51)	Senior Vice President (Officer since 2004)	Senior Vice President and Director of Dodge & Cox, Chief Investment Officer (since 2007), Director of Credit Research, Portfolio Manager, Investment Analyst, and member of IPC, GIPC (since 2008), IIPC (since 2007), and FIIPC	—
Diana S. Strandberg (50)	Senior Vice President (Officer since 2005)	Vice President of Dodge & Cox, Director of International Equity (since 2009), Portfolio Manager, and member of IPC, GIPC (since 2008), and IIPC	—
David H. Longhurst (52)	Treasurer (Officer since 2006)	Vice President and Assistant Treasurer of Dodge & Cox (since 2008); Vice President, Treasurer, Controller and Secretary of Safeco Mutual Funds, Safeco Asset Management Company, Safeco Services, Safeco Securities, and Safeco Investment Services (2000-2004)	—
Thomas M. Mistele (56)	Secretary (Officer since 2000)	Chief Operating Officer (since 2004), Director (since 2005), Secretary, and General Counsel of Dodge & Cox	—
Marcia P. Venegas (41)	Chief Compliance Officer (Officer since 2004)	Associate Chief Compliance Officer of Dodge & Cox (since 2008), Chief Compliance Officer of Dodge & Cox (2005-2008), Compliance Officer of Dodge & Cox (2003-2004)	—
INDEPENDENT TRUSTEES
William F. Ausfahl (69)	Trustee (Since 2002)	CFO, The Clorox Co. (1982-1997); Director, The Clorox Co. (1984-1997)	—
L. Dale Crandall (68)	Trustee (Since 1999)	President, Kaiser Foundation Health Plan, Inc. and Kaiser Foundation Hospitals (2000-2002); Senior Vice President—Finance and Administration & CFO, Kaiser Foundation Health Plan, Inc. and Kaiser Foundation Hospitals (1998-2000)	Director, Ansell Limited (medical equipment and supplies) (2002-present); Director, Coventry Health Care, Inc. (managed health care) (2004-present); Director, Metavante Technologies, Inc. (software) (2007 to 2009); Bridgeport Education, Inc. (education services) (2008 to present)
Thomas A. Larsen (60)	Trustee (Since 2002)	Director in Howard, Rice, Nemerovski, Canady, Falk & Rabkin (law firm)	—
John B. Taylor (63)	Trustee (Since 2005)	Professor of Economics, Stanford University; Senior Fellow, Hoover Institution; Under Secretary for International Affairs, United States Treasury (2001-2005)	—
Will C. Wood (70)	Trustee (Since 1992)	Principal, Kentwood Associates, Financial Advisers	Director, Banco Latinoamericano de Exportaciones S.A. (Latin American foreign trade bank) (1999-Present)

*

The address for each Officer and Trustee is 555 California Street, 40th Floor, San Francisco, California 94104. Each Officer and Trustee oversees all five series in the Dodge & Cox Funds complex and serves for an indefinite term.

Additional information about the Trust’s Trustees and Officers is available in the Trust’s Statement of Additional Information (SAI). You can get a free copy of the SAI by visiting the Fund’s website at www.dodgeandcox.com or calling
1-800-621-3979.

PAGE 19 ▪ DODGE & COX BALANCED FUND

Income Fund

www.dodgeandcox.com

For Fund literature, transactions, and account

information, please visit the Funds’ web site.

or write or call:

DODGE & COX FUNDS

c/o Boston Financial Data Services

P.O. Box 8422

Boston, Massachusetts 02266-8422

(800) 621-3979

INVESTMENT MANAGER

Dodge & Cox

555 California Street, 40th Floor

San Francisco, California 94104

(415) 981-1710

This report is submitted for the general information of the shareholders of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless it is accompanied by a current prospectus.

This report reflects our views, opinions, and portfolio holdings as of December 31, 2009, the end of the reporting period. Any such views are subject to change at any time based upon market or other conditions and Dodge & Cox disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dodge & Cox Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dodge & Cox Fund.

12/09 IF AR       Printed on recycled paper

2009

Annual Report

December 31, 2009

Income Fund

ESTABLISHED 1989

TICKER:  DODIX

TO OUR SHAREHOLDERS

The Dodge & Cox Income Fund had a total return of 1.8% for the fourth quarter of 2009, compared to a total return of 0.2% for the Barclays Capital U.S. Aggregate Bond Index (BCAG). The Fund had a total return of 16.1% for 2009, compared to 5.9% for the BCAG. At year end, the Fund had net assets of $19.3 billion with a cash position of 3.6%. Longer-term results appear on page four.

FUND PERFORMANCE THROUGH THE CRISIS—A PERSPECTIVE

The last two and a half years have been a period of extraordinary volatility in financial markets as a bursting of the U.S. housing bubble led to 2008’s financial markets crisis and a subsequent deep economic decline that overturned the status quo. Within the fixed income markets, there were two distinct “legs” to the period. The down leg began in mid-2007 and reached a crescendo in the chaos and uncertainty of fall 2008 and winter 2008–09. The predominant bond market features of this period were investors’ shunning of risky assets for the quality and liquidity of U.S. Treasuries. This shift resulted in nearly universal underperformance of bond market sectors1 (e.g., investment grade Corporates posted a negative 5% return in 2008 and high yield Corporates returned negative 26%) outside of the “full faith and credit” U.S. Treasury sector, which was up 14% in 2008. The up leg of this period, which began in earnest in the second quarter of 2009, featured a rebound in investor confidence, and manifested itself in a significant reversal of the previous period’s flight to quality and liquidity. For 2009 the U.S Treasury sector had a negative 4% return and, in a turn-around of stunning velocity and magnitude, the “dogs” of 2008 became the “darlings” of 2009. For example, investment grade Corporates returned nearly 19% this year, while high yield Corporates returned a remarkable 58%. Likewise, though to a smaller degree, Agency-guaranteed2 (e.g., Fannie Mae, Freddie Mac, Ginnie Mae) mortgage-backed securities’ (MBS) two percentage point underperformance relative to comparable U.S. Treasuries in 2008 begat a five percentage point outperformance in 2009.

While the Fund underperformed in the down leg, its outperformance in 2009 more than recouped that shortfall. From June 30, 2007, the beginning of the down leg, the Fund returned 7.4% annualized through the end of 2009 versus 6.9% for the BCAG. The tactical keys to emerging from two and a half years of market turmoil with solid relative performance were gradually adding to the overweighting of Corporate and Agency Mortgage securities during the down leg, coupled with our decision in late 2008 to more dramatically raise the Fund’s Corporate weighting—by ten percentage points—using the Fund’s Agency MBS holdings as the source of funds.

Ironically, it was the long-term orientation of our investment process that allowed us to take advantage of the short-term dislocations in the fixed income markets. In the fourth quarter of 2008, for example, when the corporate bond market reached a record low valuation, our focus was not on how much lower it might be the following week or quarter, but how potentially lucrative an opportunity these valuations represented for the ensuing three-to-five year period. Two pillars support our long-term investment horizon: deep, fundamental security research and a focus on valuation. Together, they generate confidence in the durability and attractiveness of the Fund’s holdings, allowing our investment team to make rational, long-term investment decisions for the Fund, even in periods of elevated market stress.

Importantly, as we move forward, we believe that this investment approach will serve Fund shareholders well across many different market environments. While it is inherently unknowable what the future holds—a calmer, more “normal” bond market or the extreme volatility that characterized the last several years—we are confident that we have in place a team and process that will be effective stewards of the capital you have entrusted to the Fund.

INVESTMENT STRATEGY

Extremely weak U.S. economic conditions during the first half of 2009 gave way to indications of positive momentum in the second half of the year. After four consecutive quarters of negative GDP growth, the U.S. economy grew at a 2.2% (annualized) rate during the third quarter of 2009 and a better-than-expected 5.7% in the fourth quarter. In addition, manufacturing sector activity reached its highest level in three years, retail sales

PAGE 1 ▪ DODGE & COX INCOME FUND

improved, and many residential housing indicators rose from anemic levels. The Federal Reserve left short-term interest rates at effectively zero throughout the year but announced plans to wind down certain financial support programs in early 2010. Inflation remained subdued throughout the year, although inflation expectations rose as investors considered the potential effects of a sustained economic recovery and heavy fiscal and monetary stimulus on future inflation. Nevertheless, ongoing weakness in the labor market, as well as remaining challenges in the lending markets, could present obstacles to a more vigorous economic recovery.

In this recent environment of great economic uncertainty and a (now ebbing) financial crisis, there were wide swings in valuation and sentiment between the broad sectors of the bond market. The opportunities that manifested themselves from this volatility led to unusually dynamic sector weightings for the Fund in 2009.

We positioned the Fund with a 44% Corporate weighting at the beginning of 2009 and increased it to a peak of 50% in May through a combination of new and secondary market purchases. As the corporate bond rally gathered steam in the second half of 2009 and the valuations of certain Fund holdings rose to levels where we thought alternative securities (predominantly Agency MBS) represented a better risk/reward trade-off, we reduced corporate bond weightings. This included trims of issuers BHP Billiton, Hewlett-Packard, Pfizer, and Roche, among others. The net effect of these decisions was a 44% Corporate weighting by year end. While the corporate bond rally of 2009 has certainly reduced some of the absolute return potential for the sector as a whole, we believe the Fund’s specific holdings remain attractive over our extended investment horizon, particularly relative to U.S. Treasuries and other highly rated alternatives. The Fund’s 44% weighting represents a substantial overweight relative to the BCAG, which holds 19% in Corporates.

In a similar vein, we made unusually large adjustments to the Fund’s Agency MBS weighting. Agency MBS represented 53% of the Fund in the fall of 2008, largely because their values held up better than the Fund’s corporate bond holdings through the trough of the financial crisis. We then made the strategic decision to raise the Corporate weighting significantly, and to use

Agency MBS (which had retained a high degree of liquidity) to fund those additional purchases. This decision was implemented over the following months, resulting in an Agency MBS weighting of 35% by July 2009. At that point, with the rebound in the Corporate sector in full flower, Agency MBS began to look more attractive, certainly versus higher-rated corporate holdings, so we began to rebuild the MBS weighting, which finished the year at 43% of the Fund. This represents a mild overweight relative to the 37% MBS representation within the BCAG.

While the variability of the broad sector weightings in the Fund was unusual last year, our selection process for individual securities remained consistent. On the Corporate side, we utilize our deep and experienced team of industry analysts to conduct fundamental, bottom-up research on individual companies’ creditworthiness, and combine their research with our fixed income team’s knowledge of specific security characteristics and valuations. In this way we winnow the many hundreds of available issuers down to the 35–45 corporate issuers we typically hold in the Fund. Similarly, the Agency MBS portfolio differs meaningfully from the MBS in the BCAG. Our MBS analysts and traders perform extensive security-level research, seeking securities with specific characteristics that we believe mitigate the risk of higher prepayment levels and may lead to better total returns. The composition of the Fund’s respective Corporate and MBS portfolios, not just their relative weightings, was beneficial to the Fund’s 2009 results.

We maintained a generally defensive interest rate position in 2009 which aided the Fund’s relative returns, particularly during the first and fourth quarters. On a tactical level, we achieved a lower Fund duration3 by significantly underweighting Treasuries on both a market-value and duration-weighted basis. As the U.S. economic recovery gradually takes hold, and as the Federal Reserve and U.S. Treasury remove the existing monetary and fiscal stimulus, we expect long-term interest rates to rise. Given this expectation, and in light of Treasury rates that (despite the recent sell-off) are still low on a nominal and inflation-adjusted basis, we believe a defensive positioning regarding interest rate risk remains appropriate. Importantly, the Fund’s relatively high nominal yield (4.2% versus 3.7% for BCAG), a byproduct of its Corporate and MBS overweights, could help to mitigate

DODGE & COX INCOME FUND ▪ PAGE 2

the negative price effects associated with rising interest rates.

IN CLOSING

A series of unlikely-to-be-repeated factors coalesced in 2009, driving extraordinary performance for the Fund. While we are very pleased with the 2009 returns, we advise you to temper your absolute and relative return expectations going forward. The Fund’s 2009 return was in large part the result of an outsized contribution of price appreciation to the Fund’s total return, thanks to the significant price recovery of many holdings that were meaningfully undervalued at year-end 2008. At this point, the relative valuations of the broad bond market sectors (and, indeed, many individual securities) have normalized to a significant degree, and expectations for future returns, both absolute and relative, should be normalized as well.

Thank you for your continued confidence in our firm as a shareholder of the Dodge & Cox Income Fund. As always, we welcome your comments and questions.

For the Board of Trustees,

John A. Gunn, Chairman	Dana M. Emery, Senior Vice President

February 18, 2010

[1]	Sector returns as calculated and reported by Barclays Capital.
[2]	The U.S. Government does not guarantee the Fund’s shares, yield, or net asset value. The guarantee does not eliminate market risk.
[3]	Duration is a measure of a bond’s price sensitivity to changes in interest rates.
[4]	Unless otherwise noted, represents total return of largest holding of a given issuer, if multiple holdings.

Risks: The Fund invests in individual bonds whose yields and market values fluctuate, so that your investment may be worth more or less than its original cost. Bond investments are subject to interest rate risk, credit risk, and prepayment risk, all of which could have adverse effects on the value of the Fund. Please read the prospectus for specific details regarding the Fund’s risk profile.

2009 PERFORMANCE REVIEW

In a significant turnaround from 2008, the U.S. Treasury sector was the worst-performing sector of 2009 with a negative 3.6% return1, driven lower by concerns over future inflation and signs that the economy was emerging from a deep recession. In contrast, the non-Treasury sectors rebounded from their poor relative performance in 2008. The Agency MBS sector returned 5.9%, while the investment grade Corporate sector posted an impressive 18.7% return and the High Yield Index (not part of the BCAG) returned 58.2%.

The Fund outperformed the BCAG by 10.1 percentage points, its highest-ever one year margin of outperformance.

Key Contributors to Relative Results

▪

The Fund’s Corporate sector overweight added significantly to relative returns with the meaningful performance recovery of the sector starting in March. We continued to build the Fund’s Corporate weighting in the first half of 2009, further benefiting returns.

▪	Many corporate bond holdings[4] performed well, including Dillard’s (up 181%), Macy’s (up 75%), Ford Motor Credit (up 48%), AIG (up 39%), HCA (up 32%), and GMAC (up 30%).
▪

The Fund’s shorter relative duration position, largely achieved through holding no intermediate- or long-term Treasuries, benefited relative returns as interest rates rose significantly year-over-year.

▪	The Fund’s Agency MBS performed well relative to the overall MBS sector and similar-duration Treasuries.
▪	The Fund’s nominal yield advantage significantly benefited relative returns.

Key Detractors from Relative Results

▪

The Fund held no commercial mortgage-backed securities and less than 2% on average in asset-backed securities, reflecting an underweight relative to the BCAG; both sectors performed extremely well in 2009.

PAGE 3 ▪ DODGE & COX INCOME FUND

GROWTH OF $10,000 OVER 10 YEARS

FOR AN INVESTMENT MADE ON DECEMBER 31, 1999

AVERAGE ANNUAL TOTAL RETURN

FOR PERIODS ENDED DECEMBER 31, 2009

	1 Year	5 Years	10 Years	20 Years

Dodge & Cox Income Fund	16.05%	5.40%	6.81%	7.43%
Barclays Capital Aggregate Bond Index (BCAG)	5.93	4.97	6.33	7.01

Past performance does not guarantee future results. Investment return and share price will fluctuate with market conditions, and investors may have a gain or loss when shares are sold. Mutual fund performance changes over time and currently may be significantly lower than stated. Performance is updated and published monthly. Visit the Fund’s web site at www.dodgeandcox.com or call 1-800-621-3979 for current performance figures.

The Fund’s total returns include the reinvestment of dividend and capital gain distributions, but have not been adjusted for any income taxes payable by shareholders on these distributions. The Barclays Capital Aggregate Bond Index is a widely-recognized, unmanaged index of U.S. dollar-denominated investment-grade fixed income securities. Index returns include dividends and/or interest income but, unlike Fund returns, do not reflect fees or expenses.

Barclays Capital® is a trademark of Barclays PLC.

FUND EXPENSE EXAMPLE

As a Fund shareholder, you incur ongoing Fund costs, including management fees and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The following example shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The example assumes a $1,000 investment held for the six months indicated.

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and expenses based on the Fund’s actual returns. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER MUTUAL FUNDS

Information on the second line of the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio of the Fund and an assumed 5% annual rate of return before expenses (not the Fund’s actual return). The amount under the heading “Expense Paid During the Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other mutual funds.

Six Months Ended December 31, 2009	Beginning Account Value 7/1/2009	Ending Account Value 12/31/2009	Expenses Paid During Period*
Based on Actual Fund Return	$1,000.00	$1,077.00	$2.26
Based on Hypothetical 5% Yearly Return	1,000.00	1,023.03	2.20
*	Expenses are equal to the Fund’s annualized expense ratio of 0.43%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

The expenses shown in the table highlight ongoing costs only and do not reflect any transactional fees or account maintenance fees. While other mutual funds may charge such fees, please note that the Fund does not charge transaction fees (e.g., redemption fees, sales loads) or universal account maintenance fees (e.g., small account fees).

DODGE & COX INCOME FUND ▪ PAGE 4

FUND INFORMATION	December 31, 2009

GENERAL INFORMATION
Net Asset Value Per Share	$12.96
Total Net Assets (billions)	$19.3
30-Day SEC Yield(a)	4.51%
Expense Ratio	0.43%
2009 Portfolio Turnover Rate	20%
Fund Inception	1989
No sales charges or distribution fees

Investment Manager: Dodge & Cox, San Francisco. Managed by the Fixed Income Investment Policy Committee, whose nine members’ average tenure at Dodge & Cox is 16 years.

PORTFOLIO CHARACTERISTICS	Fund	BCAG
Number of Fixed Income Securities	512	8,373
Effective Maturity (years)	6.7	6.8
Effective Duration (years)	3.8	4.6

FIVE LARGEST CORPORATE ISSUERS(c)	Fund
Ford Motor Credit Co.	2.8%
Bank of America Corp.	2.3
Xerox Corp.	2.2
Time Warner, Inc.	2.2
GMAC, Inc.	2.2

CREDIT QUALITY(d)	Fund		BCAG
U.S. Government & Government Related	48.7%		73.2%
Aaa	1.3		4.8
Aa	2.4		4.1
A	11.6		9.7
Baa	20.5		8.2
Ba	4.5		0.0
B	3.4		0.0
Caa	1.8		0.0
Ca	2.2		0.0
C	0.0	(e)	0.0
Cash Equivalents	3.6		0.0

Average Quality	Aa3		Aa1

ASSET ALLOCATION

SECTOR DIVERSIFICATION	Fund	BCAG
U.S. Treasury & Government Related	8.3%	36.6%
Mortgage-Related Securities	42.6	36.8
Asset-Backed Securities/CMBS(b)	1.3	3.6
Corporate	44.2	18.8
Non-Corporate Yankee	0.0	4.2
Cash Equivalents	3.6	0.0

MATURITY DIVERSIFICATION	Fund	BCAG
0-1 Years to Maturity	7.5%	0.0%
1-5	35.7	47.4
5-10	45.8	38.0
10-15	0.7	6.5
15-20	1.6	1.7
20-25	4.7	1.7
25 and Over	4.0	4.7

(a)	SEC yield is an annualization of the Fund’s total net investment income per share for the 30-day period ended on the last day of the month.
(b)	CMBS refers to commercial mortgage-backed securities, which are a component of the BCAG but not currently held by the Fund.
(c)

The Fund’s portfolio holdings are subject to change without notice. The mention of specific securities is not a recommendation or solicitation for any person to buy, sell, or hold any particular security.

(d)

The Fund’s credit quality ratings are from Moody’s Investor Services. If no Moody’s rating is available, the Standard & Poor’s or Fitch rating is reported. If unrated, the investment manager determines a comparable rating. The BCAG’s credit quality ratings are from Barclays Capital and reference Moody’s, Standard & Poor’s, and Fitch ratings. The BCAG’s methodology for calculating average credit quality differs from that used by the Fund. Applying the BCAG methodology, the Fund’s average credit quality would be A1. The credit quality of the investments in the portfolio does not apply to the stability or safety of the Fund or its shares.

(e)	Rounds to 0.0%.

PAGE 5 ▪ DODGE & COX INCOME FUND

PORTFOLIO OF INVESTMENTS	December 31, 2009

FIXED INCOME SECURITIES: 96.4%

	PAR VALUE	VALUE
U.S. TREASURY AND GOVERNMENT RELATED: 8.3%
U.S. TREASURY: 4.2%
U.S. Treasury Notes
1.75%, 3/31/10	$100,000,000	$100,386,700
2.125%, 4/30/10	325,000,000	327,094,625
2.625%, 5/31/10	200,000,000	201,976,600
1.125%, 6/30/11	30,600,000	30,724,297
1.00%, 7/31/11	150,000,000	150,228,450

		810,410,672
GOVERNMENT RELATED: 4.1%
California Taxable General Obligation
5.25%, 4/1/14	35,700,000	35,889,924
6.20%, 10/1/19	20,210,000	19,501,033
7.50%, 4/1/34	107,955,000	104,782,203
5.65%, 4/1/39 (mandatory put, 4/1/13)	18,675,000	19,054,289
7.55%, 4/1/39	180,123,000	174,551,796
7.30%, 10/1/39	63,400,000	59,713,924
Small Business Administration—504 Program
Series 91-20K, 8.25%, 11/1/11	74,103	76,764
Series 92-20B, 8.10%, 2/1/12	139,128	142,853
Series 92-20C, 8.20%, 3/1/12	254,955	262,825
Series 92-20D, 8.20%, 4/1/12	102,698	106,251
Series 92-20G, 7.60%, 7/1/12	450,686	459,988
Series 92-20H, 7.40%, 8/1/12	280,048	288,120
Series 92-20I, 7.05%, 9/1/12	259,766	267,990
Series 92-20J, 7.00%, 10/1/12	380,620	393,694
Series 92-20K, 7.55%, 11/1/12	476,548	494,853
Series 92-20L, 7.45%, 12/1/12	191,356	199,175
Series 93-20B, 7.00%, 2/1/13	328,599	338,671
Series 93-20C, 6.50%, 3/1/13	1,269,269	1,311,274
Series 93-20D, 6.75%, 4/1/13	229,793	238,179
Series 93-20E, 6.55%, 5/1/13	1,412,016	1,466,757
Series 93-20F, 6.65%, 6/1/13	555,568	578,842
Series 93-20L, 6.30%, 12/1/13	801,480	837,841
Series 94-20A, 6.50%, 1/1/14	1,018,944	1,052,891
Series 94-20D, 7.70%, 4/1/14	237,234	249,060
Series 94-20E, 7.75%, 5/1/14	1,004,639	1,059,590
Series 94-20F, 7.60%, 6/1/14	513,667	543,539
Series 94-20G, 8.00%, 7/1/14	492,958	513,853
Series 94-20H, 7.95%, 8/1/14	376,654	396,315
Series 94-20I, 7.85%, 9/1/14	355,679	376,174
Series 94-20K, 8.65%, 11/1/14	361,996	379,595
Series 94-20L, 8.40%, 12/1/14	285,671	305,256
Series 95-20A, 8.50%, 1/1/15	133,690	141,598
Series 95-20C, 8.10%, 3/1/15	289,373	310,899
Series 97-20E, 7.30%, 5/1/17	619,149	680,370
Series 97-20J, 6.55%, 10/1/17	943,070	1,024,390
Series 98-20C, 6.35%, 3/1/18	4,300,140	4,648,390
Series 98-20H, 6.15%, 8/1/18	1,501,265	1,614,190
Series 98-20L, 5.80%, 12/1/18	976,726	1,036,857
Series 99-20C, 6.30%, 3/1/19	1,157,236	1,240,807

	PAR VALUE	VALUE
Series 99-20G, 7.00%, 7/1/19	$2,718,453	$2,948,438
Series 99-20I, 7.30%, 9/1/19	787,103	857,475
Series 01-20G, 6.625%, 7/1/21	7,748,532	8,383,926
Series 01-20L, 5.78%, 12/1/21	17,736,982	19,060,643
Series 02-20L, 5.10%, 12/1/22	4,733,701	4,963,227
Series 04-20L, 4.87%, 12/1/24	5,557,393	5,895,356
Series 05-20B, 4.625%, 2/1/25	7,968,462	8,254,022
Series 05-20E, 4.84%, 5/1/25	15,428,681	16,084,204
Series 05-20G, 4.75%, 7/1/25	14,496,558	15,135,761
Series 05-20I, 4.76%, 9/1/25	15,715,962	16,347,602
Series 06-20A, 5.21%, 1/1/26	16,961,778	17,775,495
Series 06-20B, 5.35%, 2/1/26	4,891,681	5,198,723
Series 06-20C, 5.57%, 3/1/26	24,700,766	26,570,107
Series 06-20G, 6.07%, 7/1/26	42,793,841	46,329,935
Series 06-20J, 5.37%, 10/1/26	14,402,950	15,327,384
Series 06-20L, 5.12%, 12/1/26	11,136,672	11,742,067
Series 07-20A, 5.32%, 1/1/27	23,308,234	24,787,908
Series 07-20C, 5.23%, 3/1/27	35,388,434	37,406,849
Series 07-20D, 5.32%, 4/1/27	35,716,126	37,985,872
Series 07-20G, 5.82%, 7/1/27	26,420,032	28,703,274

		786,289,288

		1,596,699,960
MORTGAGE-RELATED SECURITIES: 42.6%
FEDERAL AGENCY CMO & REMIC: 2.2%
Dept. of Veterans Affairs
Trust 1995-2D 4A, 9.293%, 5/15/25	299,295	331,638
Trust 1997-2Z, 7.50%, 6/15/27	22,705,566	25,096,746
Trust 1998-1 1A, 8.184%, 3/15/28	753,267	827,416
Fannie Mae
Trust 1998-58 PX, 6.50%, 9/25/28	1,882,872	2,027,712
Trust 1998-58 PC, 6.50%, 10/25/28	10,584,145	11,440,510
Trust 2001-69 PQ, 6.00%, 12/25/31	15,509,826	16,472,651
Trust 2002-33 A1, 7.00%, 6/25/32	4,229,806	4,656,091
Trust 2008-24 GD, 6.50%, 3/25/37	40,232,963	43,288,154
Trust 2001-T4 A1, 7.50%, 7/25/41	3,698,665	4,170,245
Trust 2001-T10 A1, 7.00%, 12/25/41	5,881,052	6,532,562
Trust 2002-90 A1, 6.50%, 6/25/42	7,835,610	8,482,341
Trust 2002-W6 2A1, 7.00%, 6/25/42	6,317,097	6,953,741
Trust 2002-W8 A2, 7.00%, 6/25/42	3,281,007	3,611,670
Trust 2003-W2 1A2, 7.00%, 7/25/42	20,177,214	22,210,697
Trust 2003-W4 3A, 7.00%, 10/25/42	6,140,356	6,605,679
Trust 2003-07 A1, 6.50%, 12/25/42	8,007,621	8,666,648
Trust 2003-W1 1A1, 6.50%, 12/25/42	12,534,299	13,568,849
Trust 2003-W1 2A, 7.50%, 12/25/42	5,739,801	6,471,625
Trust 2004-W2 5A, 7.50%, 3/25/44	23,368,799	26,231,477
Trust 2004-W8 3A, 7.50%, 6/25/44	14,951,725	16,858,070
Trust 2005-W1 1A3, 7.00%, 10/25/44	14,196,993	15,627,783
Trust 2001-79 BA, 7.00%, 3/25/45	1,762,891	1,940,558
Trust 2006-W1 1A1, 6.50%, 12/25/45	1,849,785	2,002,462
Trust 2006-W1 1A2, 7.00%, 12/25/45	12,305,160	13,545,289
Trust 2006-W1 1A3, 7.50%, 12/25/45	194,423	218,240
Trust 2006-W1 1A4, 8.00%, 12/25/45	14,067,227	15,667,374

See accompanying Notes to Financial Statements	DODGE & COX INCOME FUND ▪ PAGE 6

PORTFOLIO OF INVESTMENTS	December 31, 2009

FIXED INCOME SECURITIES (continued)

	PAR VALUE	VALUE
Trust 2007-W10 1A, 6.157%, 8/25/47	$76,732,934	$82,945,347
Trust 2007-W10 2A, 6.147%, 8/25/47	21,022,816	22,711,210
Freddie Mac
Series 3312 AB, 6.50%, 6/15/32	22,057,558	23,712,113
Series T-48 1A, 7.002%, 7/25/33	5,627,019	6,193,590
Ginnie Mae Series 1999-29 PB, 7.25%, 7/16/28	279,051	280,263

		419,348,751

FEDERAL AGENCY MORTGAGE PASS-THROUGH: 40.4%
Fannie Mae, 10 Year 6.00%, 11/1/16	9,978,217	10,553,166
Fannie Mae, 15 Year
5.50%, 9/1/14-1/1/24	390,497,490	416,030,721
6.00%, 4/1/13-3/1/23	785,746,944	841,276,831
6.50%, 11/1/12-11/1/18	100,282,400	108,799,240
7.00%, 12/1/10-12/1/11	150,547	154,329
7.50%, 11/1/14-8/1/17	9,091,145	9,919,373
Fannie Mae, 20 Year
6.00%, 2/1/28	42,588,850	45,459,871
6.50%, 4/1/19-10/1/24	38,462,029	41,802,140
Fannie Mae, 30 Year
5.50%, 9/1/36-8/1/37	559,627,294	588,752,355
6.00%, 11/1/28-1/1/39	1,328,895,969	1,415,333,945
6.50%, 12/1/32-12/1/38	856,581,821	917,341,217
7.00%, 4/1/32-12/1/37	929,528,360	1,019,917,723
8.00%, 1/1/12	28,362	30,050
Fannie Mae, Hybrid ARM
2.498%, 9/1/34	10,478,535	10,763,844
2.671%, 8/1/34	2,923,960	3,023,190
2.804%, 10/1/34	14,566,976	14,818,131
3.917%, 10/1/33	11,034,446	11,238,596
3.985%, 1/1/36	17,707,820	18,329,316
4.176%, 12/1/36	16,656,519	17,033,963
4.229%, 1/1/35	11,691,401	12,175,812
4.453%, 7/1/34	11,061,915	11,519,070
4.467%, 8/1/34	12,672,419	13,034,123
4.49%, 1/1/35	8,007,481	8,287,907
4.50%, 6/1/35-7/1/35	13,585,509	14,167,229
4.508%, 1/1/36	19,170,342	19,891,198
4.648%, 8/1/35	14,684,605	15,283,939
4.658%, 11/1/36	13,004,463	13,539,367
4.706%, 7/1/35	11,566,063	12,017,066
4.744%, 7/1/35	10,751,880	11,183,417
4.753%, 10/1/35	19,910,161	20,739,310
4.806%, 8/1/35	38,950,345	40,574,525
4.868%, 12/1/35	13,121,343	13,677,904
4.929%, 10/1/35	10,335,273	10,768,686
4.968%, 4/1/35	18,329,304	18,932,371
4.991%, 9/1/35	14,289,870	14,928,336
5.082%, 7/1/35	12,403,723	13,034,637
5.238%, 1/1/37	22,590,649	23,668,675
5.278%, 11/1/35	11,768,851	12,246,636

	PAR VALUE	VALUE
Fannie Mae, Multifamily DUS
Pool 760744, 4.75%, 3/1/15	$13,590,000	$14,198,751
Pool 555162, 4.826%, 1/1/13	14,226,134	15,009,488
Pool 555191, 4.856%, 2/1/13	14,128,413	14,919,933
Pool 545892, 5.235%, 10/1/12	42,294,139	44,927,145
Pool 888559, 5.425%, 6/1/17	36,350,847	38,831,212
Pool 888015, 5.548%, 11/1/16	47,547,027	51,397,526
Pool 555172, 5.678%, 12/1/12	2,471,898	2,621,761
Pool 545987, 5.835%, 9/1/12	18,551,607	19,942,172
Pool 545685, 5.876%, 4/1/12	11,044,370	11,590,149
Pool 545708, 6.046%, 5/1/12	1,833,662	1,950,179
Pool 545547, 6.095%, 3/1/12	12,214,484	13,070,492
Pool 545527, 6.114%, 2/1/12	8,621,849	9,233,219
Pool 545209, 6.13%, 10/1/11	23,189,538	24,623,888
Pool 545059, 6.224%, 5/1/11	21,686,009	22,625,668
Pool 545179, 6.253%, 9/1/11	16,322,577	17,193,687
Freddie Mac, Hybrid ARM
3.419%, 9/1/33	33,701,590	34,678,727
3.529%, 8/1/34	5,284,999	5,469,577
4.067%, 3/1/35	5,703,020	5,872,342
4.115%, 1/1/35	10,164,403	10,414,555
4.35%, 8/1/35	8,856,427	9,185,112
4.356%, 9/1/35	20,831,183	21,561,859
4.524%, 4/1/35	4,403,712	4,488,923
4.627%, 4/1/36	19,533,174	20,196,084
4.736%, 2/1/34	31,689,612	32,898,992
4.749%, 8/1/35	11,735,235	12,212,031
4.834%, 2/1/35	7,066,928	7,363,912
4.847%, 10/1/35	15,361,804	16,037,484
4.85%, 1/1/36	15,939,204	16,712,436
5.148%, 1/1/36-5/1/37	67,329,851	70,422,215
5.313%, 1/1/37	17,866,549	18,766,666
5.323%, 7/1/37	55,925,210	58,640,379
5.452%, 3/1/37	33,608,336	35,436,364
5.516%, 4/1/37	50,665,215	53,646,046
5.847%, 8/1/36	20,490,761	21,649,712
5.946%, 1/1/36	14,194,353	14,638,316
Freddie Mac Gold, 10 Year 6.00%, 9/1/16	4,985,499	5,340,598
Freddie Mac Gold, 15 Year
5.50%, 11/1/13-10/1/20	93,684,386	99,683,387
6.00%, 4/1/13-11/1/23	240,873,483	257,584,451
6.50%, 2/1/11-9/1/18	35,560,720	38,326,976
7.00%, 12/1/11-3/1/12	252,257	257,785
Freddie Mac Gold, 20 Year
5.50%, 11/1/23	45,918,519	48,624,875
6.00%, 7/1/25-12/1/27	259,471,245	277,976,355
6.50%, 7/1/21-10/1/26	26,420,166	28,534,217
Freddie Mac Gold, 30 Year
6.00%, 2/1/33	25,673,679	27,518,975
6.50%, 5/1/17-3/1/38	334,080,491	358,059,249
7.00%, 4/1/31-11/1/38	52,800,364	57,945,697
7.90%, 2/17/21	1,729,853	1,932,791

PAGE 7 ▪ DODGE & COX INCOME FUND	See accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS	December 31, 2009

FIXED INCOME SECURITIES (continued)

	PAR VALUE	VALUE
Ginnie Mae, 30 Year
7.00%, 5/15/28	$1,374,044	$1,522,554
7.50%, 9/15/17-5/15/25	4,694,415	5,260,565
7.80%, 6/15/20-1/15/21	1,239,603	1,388,924

		7,772,632,610
PRIVATE LABEL CMO & REMIC SECURITIES(g): 0.0%
GSMPS Mortgage Loan Trust(b) Series 2004-4 1A4, 8.50%, 6/25/34	9,489,411	8,233,144

		8,200,214,505
ASSET-BACKED SECURITIES: 1.3%
STUDENT LOAN: 1.3%
SLM Student Loan Trust
Series 2008-3 A1, 0.782%, 1/25/14	7,586,304	7,601,239
Series 2007-8 A1, 0.512%, 7/27/15	2,901,797	2,901,538
Series 2006-8 A2, 0.282%, 10/25/16	10,826,844	10,819,677
Series 2005-2 A4, 0.362%, 4/25/17	22,488,576	22,375,485
Series 2007-2 A2, 0.282%, 7/25/17	133,175,000	131,802,565
Series 2007-3 A2, 0.292%, 10/25/17	10,000,000	9,888,408
Series 2006-3A 4, 0.362%, 7/25/19	56,000,000	55,349,851

		240,738,763
CORPORATE: 44.2%
FINANCIALS: 15.4%
American International Group, Inc. 8.25%, 8/15/18	78,900,000	73,672,875
Bank of America Corp.
7.375%, 5/15/14	74,255,000	84,258,188
5.30%, 3/15/17	105,000,000	102,909,450
7.625%, 6/1/19	136,271,000	157,644,698
8.00%, 12/15/26(a)	14,790,000	14,494,200
5.625%, 3/8/35(a)	21,450,000	17,169,588
6.625%, 5/23/36(a)	64,470,000	57,608,458
Boston Properties, Inc.
6.25%, 1/15/13	74,643,000	79,550,329
5.625%, 4/15/15	35,385,000	36,296,439
5.00%, 6/1/15	17,444,000	17,320,587
5.875%, 10/15/19	32,385,000	32,486,397
2.875%, 2/15/37	27,300,000	26,788,125
Capital One Financial Corp.
7.375%, 5/23/14	44,835,000	50,763,622
6.75%, 9/15/17	148,148,000	158,978,526
CIGNA Corp.
7.00%, 1/15/11	13,710,000	14,364,940
6.375%, 10/15/11	28,755,000	30,454,507
8.50%, 5/1/19	46,685,000	53,047,232
7.65%, 3/1/23	3,597,000	3,617,244
7.875%, 5/15/27	27,840,000	27,834,962
8.30%, 1/15/33	7,625,000	8,037,147
6.15%, 11/15/36	38,000,000	33,946,274
Citigroup, Inc.
6.125%, 11/21/17	122,220,000	124,100,187
1.973%, 5/15/18	161,225,000	148,027,371

	PAR VALUE	VALUE
General Electric Co. 5.90%, 5/13/14	$29,225,000	$31,842,928
GMAC, Inc.(b)
6.875%, 9/15/11	365,945,000	360,455,825
6.875%, 8/28/12	35,495,000	34,785,100
8.00%, 11/1/31	31,191,000	28,071,900
Health Net, Inc. 6.375%, 6/1/17	46,160,000	41,313,200
HSBC Holdings PLC(c) (United Kingdom)
6.50%, 5/2/36	41,975,000	43,956,992
6.50%, 9/15/37	85,452,000	89,279,566
JPMorgan Chase & Co.
8.75%, 9/1/30(a)	26,580,000	29,707,460
5.875%, 3/15/35(a)	16,935,000	14,991,454
5.85%, 8/1/35(a)	22,090,000	19,118,866
6.80%, 10/1/37(a)	27,038,000	26,863,929
Kaupthing Bank HF(b),(c),(e) (Iceland) 7.125%, 5/19/16	118,913,000	11,891
Liberty Mutual Group, Inc.(b)
4.875%, 2/1/10	15,225,000	15,210,119
7.25%, 9/1/12	18,165,000	18,729,427
SLM Corp. 8.45%, 6/15/18	140,979,000	139,111,451
Travelers Cos., Inc.
5.00%, 3/15/13	17,118,000	18,128,340
5.50%, 12/1/15	14,187,000	15,368,536
6.25%, 6/20/16	44,360,000	48,363,479
5.75%, 12/15/17	36,090,000	38,262,004
Unum Group
7.625%, 3/1/11	11,517,000	11,876,964
6.85%, 11/15/15(b)	21,150,000	21,726,980
7.19%, 2/1/28	11,640,000	9,443,513
7.25%, 3/15/28	25,730,000	21,984,141
6.75%, 12/15/28	8,027,000	6,623,599
WellPoint, Inc.
6.375%, 1/15/12	7,662,000	8,252,434
5.00%, 12/15/14	15,750,000	16,382,198
5.25%, 1/15/16	137,325,000	138,618,876
5.875%, 6/15/17	11,235,000	11,574,881
7.00%, 2/15/19	35,743,000	39,975,972
Wells Fargo & Co.
0.413%, 4/23/12	29,255,000	28,825,333
2.051%, 5/1/13	166,225,000	169,332,367
6.00%, 11/15/17	80,000,000	83,885,803
5.75%, 2/1/18	36,100,000	37,672,805

		2,973,119,679
INDUSTRIALS: 25.3%
AT&T, Inc.
4.95%, 1/15/13	5,492,000	5,859,305
8.00%, 11/15/31	160,005,000	195,288,983
6.55%, 2/15/39	40,990,000	43,189,605

See accompanying Notes to Financial Statements	DODGE & COX INCOME FUND ▪ PAGE 8

PORTFOLIO OF INVESTMENTS	December 31, 2009

FIXED INCOME SECURITIES (continued)

	PAR VALUE	VALUE
BHP Billiton, Ltd.(c) (Australia) 5.50%, 4/1/14	$49,875,000	$54,704,446
Boston Scientific Corp.
5.45%, 6/15/14	51,258,000	53,820,900
6.25%, 11/15/15	15,000,000	16,125,000
6.40%, 6/15/16	90,597,000	97,844,760
Comcast Corp.
5.30%, 1/15/14	48,040,000	51,272,804
5.85%, 11/15/15	25,060,000	27,536,730
5.90%, 3/15/16	41,815,000	45,031,368
6.50%, 1/15/17	42,070,000	46,574,182
6.30%, 11/15/17	16,370,000	17,912,332
5.875%, 2/15/18	58,260,000	61,847,884
6.45%, 3/15/37	3,120,000	3,216,938
6.95%, 8/15/37	10,674,000	11,633,518
Covidien PLC(c) (Ireland) 6.00%, 10/15/17	32,750,000	35,398,132
Cox Communications, Inc.
5.45%, 12/15/14	67,029,000	71,811,653
5.875%, 12/1/16(b)	78,390,000	82,973,463
9.375%, 1/15/19(b)	119,520,000	151,239,532
8.375%, 3/1/39(b)	57,000,000	70,975,203
Dillard’s, Inc.
7.85%, 10/1/12	1,900,000	1,833,500
7.13%, 8/1/18	24,015,000	20,772,975
7.75%, 7/15/26	21,666,000	16,520,325
7.75%, 5/15/27	12,903,000	9,774,023
7.00%, 12/1/28	28,825,000	21,258,438
Dow Chemical Co.
8.55%, 5/15/19	142,520,000	170,047,025
7.375%, 11/1/29	49,034,000	53,539,195
9.40%, 5/15/39	44,115,000	58,326,691
Ford Motor Credit Co.(f)
7.375%, 2/1/11	323,148,000	329,735,695
7.25%, 10/25/11	216,460,000	218,895,175
7.80%, 6/1/12	525,000	531,563
General Electric Co. 5.00%, 2/1/13	31,739,000	33,578,592
HCA, Inc.
8.75%, 9/1/10	28,685,000	29,366,269
7.875%, 2/1/11	54,800,000	56,375,500
6.95%, 5/1/12	147,133,000	148,604,330
6.30%, 10/1/12	30,147,000	30,147,000
6.25%, 2/15/13	53,132,000	51,670,870
6.75%, 7/15/13	19,323,000	19,033,155
5.75%, 3/15/14	17,175,000	16,144,500
Hewlett-Packard Co. 6.125%, 3/1/14	116,875,000	130,594,606
Lafarge SA(c) (France) 6.50%, 7/15/16	84,446,000	89,529,311
Liberty Media Corp.
8.50%, 7/15/29	12,043,000	10,898,915
8.25%, 2/1/30	29,445,000	26,978,981

	PAR VALUE	VALUE
Macy’s, Inc.
8.00%, 7/15/12	$11,672,000	$12,313,960
7.625%, 8/15/13	7,155,000	7,298,100
8.875%, 7/15/15	70,935,000	78,383,175
5.90%, 12/1/16	15,549,000	15,160,275
6.65%, 7/15/24	6,735,000	6,128,850
7.00%, 2/15/28	31,545,000	27,759,600
6.70%, 9/15/28	20,550,000	17,673,000
6.90%, 4/1/29	40,795,000	35,950,594
6.90%, 1/15/32	35,070,000	30,510,900
6.70%, 7/15/34	74,042,000	64,416,540
6.375%, 3/15/37	14,195,000	11,994,775
Nordstrom, Inc.
6.75%, 6/1/14	44,265,000	49,435,108
6.25%, 1/15/18	16,725,000	18,104,311
6.95%, 3/15/28	12,720,000	13,771,804
Pfizer, Inc. 4.45%, 3/15/12	93,630,000	99,027,676
Reed Elsevier PLC(c) (United Kingdom)
7.75%, 1/15/14	6,275,000	7,144,244
8.625%, 1/15/19	96,450,000	117,357,370
Roche Holding AG(b),(c) (Switzerland)
4.50%, 3/1/12	112,425,000	118,081,889
6.00%, 3/1/19	65,675,000	72,167,039
Sprint Nextel Corp.
6.00%, 12/1/16	93,405,000	85,232,062
6.90%, 5/1/19	26,110,000	24,021,200
6.875%, 11/15/28	24,290,000	20,191,063
Time Warner Cable, Inc.
8.75%, 2/14/19	71,679,000	87,360,502
8.25%, 4/1/19	94,516,000	112,577,440
Time Warner, Inc.
7.625%, 4/15/31	203,383,000	236,255,388
7.70%, 5/1/32	161,683,000	189,870,006
Wyeth
5.50%, 2/1/14	110,940,000	120,866,246
5.50%, 2/15/16	15,025,000	16,181,092
5.45%, 4/1/17	47,470,000	50,595,282
Xerox Corp.
7.125%, 6/15/10	50,100,000	51,465,883
6.875%, 8/15/11	52,650,000	56,259,842
8.25%, 5/15/14	36,000,000	41,541,246
6.40%, 3/15/16	72,366,000	76,933,670
7.20%, 4/1/16	25,591,000	27,519,179
6.75%, 2/1/17	63,729,000	68,366,687
6.35%, 5/15/18	92,958,000	97,636,265
5.625%, 12/15/19	8,730,000	8,717,813

		4,862,683,448
TRANSPORTATION: 3.5%
Burlington Northern Santa Fe Corp.
4.30%, 7/1/13	7,883,000	8,283,945
4.875%, 1/15/15	13,135,000	13,712,625
4.70%, 10/1/19	77,795,000	77,070,106
7.57%, 1/2/21	20,640,959	24,695,934

PAGE 9 ▪ DODGE & COX INCOME FUND	See accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS	December 31, 2009

FIXED INCOME SECURITIES (continued)

	PAR VALUE	VALUE
8.251%, 1/15/21	$6,476,464	$7,931,814
5.72%, 1/15/24	26,096,130	27,165,846
5.996%, 4/1/24	48,559,493	50,828,469
5.629%, 4/1/24	37,305,085	38,607,864
5.342%, 4/1/24	8,813,154	8,745,700
CSX Corp.
9.75%, 6/15/20	10,272,000	13,470,228
6.251%, 1/15/23	21,245,434	22,694,736
FedEx Corp.
7.375%, 1/15/14	22,705,000	25,762,206
8.00%, 1/15/19	18,510,000	22,294,222
6.72%, 7/15/23	22,257,903	23,174,009
7.65%, 7/15/24	2,669,229	3,005,460
Norfolk Southern Corp.
7.70%, 5/15/17	29,475,000	34,504,319
9.75%, 6/15/20	14,188,000	18,871,118
Union Pacific Corp.
5.375%, 5/1/14	22,886,000	24,364,390
4.875%, 1/15/15	10,764,000	11,177,015
6.85%, 1/2/19	7,102,654	7,965,830
7.875%, 1/15/19	13,425,000	16,244,264
6.70%, 2/23/19	7,799,699	8,556,928
7.60%, 1/2/20	1,524,212	1,807,859
6.125%, 2/15/20	47,890,000	51,840,063
6.061%, 1/17/23	15,559,548	17,049,064
4.698%, 1/2/24	5,673,578	5,355,638
5.082%, 1/2/29	10,425,699	10,129,841
5.866%, 7/2/30	58,626,697	63,569,537
6.176%, 1/2/31	41,075,347	43,167,876

		682,046,906

		8,517,850,033

TOTAL FIXED INCOME SECURITIES (Cost $17,933,228,858)		$18,555,503,261

SHORT-TERM INVESTMENTS: 3.2%
COMMERCIAL PAPER: 0.4%
CIGNA Corp.(b) 1/11/10	10,000,000	9,999,028
Time Warner Cable, Inc.(b) 1/14/10	30,000,000	29,995,666
Travelers Cos., Inc.(b)
1/4/10	20,000,000	19,999,717
1/5/10	20,000,000	19,999,622

		79,994,033

	PAR VALUE	VALUE
MONEY MARKET FUND: 0.3%
SSgA Prime Money Market Fund	$57,719,180	$57,719,180

REPURCHASE AGREEMENT: 2.5%
Fixed Income Clearing Corporation(d) 0.00%, 1/4/10, maturity value $476,237,000	476,237,000	476,237,000

TOTAL SHORT-TERM INVESTMENTS (Cost $613,950,213)		$613,950,213

TOTAL INVESTMENTS (Cost $18,547,179,071)	99.6%	$19,169,453,474
OTHER ASSETS LESS LIABILITIES	0.4%	84,311,545

NET ASSETS	100.0%	$19,253,765,019

(a)	Cumulative preferred security
(b)

Security exempt from registration under Rule 144A of the Securities Act of 1933. The security may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2009, all such securities in total represented $1,062,655,545 or 5.5% of net assets.

(c)	Security denominated in U.S. dollars
(d)

Repurchase agreement is collateralized by Fannie Mae 1.25% - 5.00%, 10/15/11-2/17/12; Federal Farm Credit Bank 3.50%, 10/3/11; Federal Home Loan Bank 1.25%-1.50%, 11/9/11-12/30/11 and Freddie Mac 2.05%, 2/24/12. Total collateral value is $485,762,613.

(e)

Security is illiquid, in default, and is non-income producing. On October 9, 2008, Kaupthing Bank requested protection under the Icelandic Financial Supervisory Authority. Effective June 30, 2009, the ‘Winding Up’ committee of the bank announced that it was accepting claims for debts. Claims for the Fund’s bonds were filed prior to the 12/30/09 deadline.

(f)	Subsidiary (see Note below)
(g)	Rounds to 0.0%

Note: Fixed income securities are grouped by parent company unless otherwise noted. Actual securities may be issued by the listed parent company or one of its subsidiaries.

ARM: Adjustable-Rate Mortgage

CMO: Collateralized Mortgage Obligation

DUS: Delegated Underwriting and Servicing

REMIC: Real Estate Mortgage Investment Conduit

See accompanying Notes to Financial Statements	DODGE & COX INCOME FUND ▪ PAGE 10

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2009
ASSETS:
Investments, at value (cost $18,547,179,071)	$19,169,453,474
Receivable for paydowns on mortgage-backed securities	9,735,822
Receivable for Fund shares sold	30,216,393
Interest receivable	198,503,623
Prepaid expenses and other assets	116,489

19,408,025,801

LIABILITIES:
Payable for investments purchased	130,404,591
Payable for Fund shares redeemed	16,019,118
Management fees payable	6,540,079
Accrued expenses	1,296,994

154,260,782

NET ASSETS	$19,253,765,019

NET ASSETS CONSIST OF:
Paid in capital	$18,903,922,382
Undistributed net investment income	4,915,581
Accumulated net realized loss on investments	(277,347,347)
Net unrealized appreciation on investments	622,274,403

$19,253,765,019

Fund shares outstanding (par value $0.01 each, unlimited shares authorized)	1,485,922,412
Net asset value per share	$12.96

STATEMENT OF OPERATIONS

Year Ended December 31, 2009
INVESTMENT INCOME:
Dividends	$4,965,889
Interest	900,069,167

905,035,056

EXPENSES:
Management fees	63,293,768
Custody and fund accounting fees	309,784
Transfer agent fees	3,339,341
Professional services	141,173
Shareholder reports	910,952
Registration fees	333,435
Trustees’ fees	156,000
Miscellaneous	161,030

68,645,483

NET INVESTMENT INCOME	836,389,573

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain	42,688,330
Net change in unrealized appreciation	1,431,676,839

Net realized and unrealized gain	1,474,365,169

NET INCREASE IN NET ASSETS FROM OPERATIONS	$2,310,754,742

STATEMENT OF CHANGES IN NET ASSETS
	Year Ended December 31, 2009	Year Ended December 31, 2008
OPERATIONS:
Net investment income	$836,389,573	$832,200,651
Net realized gain/(loss)	42,688,330	(171,591,954)
Net change in unrealized appreciation/(depreciation)	1,431,676,839	(783,334,610)

Net increase/(decrease) in net assets from operations	2,310,754,742	(122,725,913)

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(874,280,119)	(842,066,629)
Net realized gain	—	—

Total distributions	(874,280,119)	(842,066,629)

FUND SHARE TRANSACTIONS:
Proceeds from sale of shares	7,487,028,315	4,677,916,833
Reinvestment of distributions	733,414,087	708,378,627
Cost of shares redeemed	(4,211,458,973)	(6,545,585,784)

Net increase/(decrease) from Fund share transactions	4,008,983,429	(1,159,290,324)

Total increase/(decrease) in net assets	5,445,458,052	(2,124,082,866)

NET ASSETS:
Beginning of period	13,808,306,967	15,932,389,833

End of period (including undistributed net investment income of $4,915,581 and $12,291,572, respectively)	$19,253,765,019	$13,808,306,967

SHARE INFORMATION:
Shares sold	597,949,714	383,415,743
Distributions reinvested	58,933,340	59,473,610
Shares redeemed	(341,796,111)	(545,459,961)

Net increase/(decrease) in shares outstanding	315,086,943	(102,570,608)

PAGE 11 ▪ DODGE & COX INCOME FUND	See accompanying Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

NOTE 1—ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Dodge & Cox Income Fund (the “Fund”) is one of the series constituting the Dodge & Cox Funds (the “Trust” or the “Funds”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund commenced operations on January 3, 1989, and seeks high and stable current income consistent with long-term preservation of capital. Risk considerations and investment strategies of the Fund are discussed in the Fund’s Prospectus.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require the use of estimates and assumptions by management. Significant accounting policies are as follows:

Security valuation The Fund’s net assets are valued as of the close of trading on the New York Stock Exchange (NYSE), generally 4:00 p.m. Eastern Time, each day that the NYSE is open for business. Fixed income securities with original maturities of one year or more are priced on the basis of valuations furnished by pricing services which utilize both dealer-supplied valuations and pricing models. Under certain circumstances, fixed income securities that are not valued by pricing services are temporarily valued by the investment manager utilizing both dealer-supplied valuations and pricing models. Valuations of fixed income securities take into account appropriate factors such as institutional-size trading markets in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data and do not rely exclusively upon exchange or over-the-counter listed prices. Security values are not discounted based on the size of the Fund’s position. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or at the direction of the Board of Trustees. Short-term securities are valued at amortized cost which approximates current value. All securities held by the Fund are denominated in U.S. dollars.

Security transactions, investment income, expenses, and distributions Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Interest income is recorded on the accrual basis. Interest income includes coupon interest, amortization of premium and accretion of discount on debt securities, and gain/loss on paydowns of mortgage-backed securities. The ability of the issuers of the debt securities held by the Fund to meet their obligations may be affected by economic developments in a specific industry, state or region. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured. Dividend Income is recorded on the ex-dividend date.

Expenses are recorded on the accrual basis. Most expenses of the Trust can be directly attributed to a specific series. Expenses which cannot be directly attributed are allocated among the Funds in the Trust.

Distributions to shareholders are recorded on the ex-dividend date.

Repurchase agreements The Fund may enter into repurchase agreements, secured by U.S. government or agency securities, which involve the purchase of securities from a counterparty with a simultaneous commitment to resell the securities at an agreed-upon date and price. It is the Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. In the event of default by the counterparty, the Fund has the contractual right to liquidate the securities and to apply the proceeds in satisfaction of the obligation.

NOTE 2—VALUATION MEASUREMENTS

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

▪	Level 1: Quoted prices in active markets for identical securities
▪	Level 2: Other significant observable inputs (including quoted prices for similar securities, market indices, interest rates, credit risk, etc.)
▪	Level 3: Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

DODGE & COX INCOME FUND ▪ PAGE 12

NOTES TO FINANCIAL STATEMENTS

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s holdings as of December 31, 2009:

Security Classification(a)	LEVEL 1 (Quoted Prices)	LEVEL 2 (Other Significant Observable Inputs)
Fixed Income Securities
U.S. Treasury	$810,410,672	$—
Government Related	—	786,289,288
Mortgage-Related Securities	—	8,200,214,505
Asset-backed Securities	—	240,738,763
Corporate	—	8,517,850,033
Commercial Paper	—	79,994,033
Money Market Investment	57,719,180	—
Repurchase Agreement	—	476,237,000

Total	$868,129,852	$18,301,323,622

(a)	At December 31, 2009 the Fund held no securities that were considered to be “Level 3” securities (those valued using significant unobservable inputs).

NOTE 3—RELATED PARTY TRANSACTIONS

Management fees Under a written agreement approved by a unanimous vote of the Board of Trustees, the Fund pays an annual management fee of 0.50% of the Fund’s average daily net assets up to $100 million and 0.40% of the Fund’s average daily net assets in excess of $100 million to Dodge & Cox, investment manager of the Fund. The agreement further provides that Dodge & Cox shall waive its fee to the extent that such fee plus all other ordinary operating expenses of the Fund exceed 1% of the average daily net assets for the year.

Fund officers and trustees All officers and three of the trustees of the Trust are officers or employees of Dodge & Cox. The Trust pays a fee only to those trustees who are not affiliated with Dodge & Cox.

Indemnification Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business the Trust enters into contracts that provide general indemnities to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred.

NOTE 4—INCOME TAX INFORMATION AND DISTRIBUTIONS TO SHAREHOLDERS

A provision for federal income taxes is not required since the Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute all of its taxable income to shareholders. Distributions are determined in accordance with income tax regulations, which may differ from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character.

Book/tax differences are primarily due to differing treatments of wash sales and net short-term realized gain/(loss), paydown loss, and defaulted fixed income securities. At December 31, 2009, the cost of investments for federal income tax purposes was $18,547,179,679.

Distributions during the years ended December 31, 2009 and 2008 were characterized as follows for federal income tax purposes:

	Year Ended December 31, 2009		Year Ended December 31, 2008
Ordinary income	$874,280,119		$842,066,629
	($0.677 per share	)	($0.675 per share	)
Long-term capital gain	—		—

At December 31, 2009, the tax basis components of distributable earnings were as follows:

Unrealized appreciation	$851,876,922
Unrealized depreciation	(229,603,127)

Net unrealized appreciation	622,273,795
Undistributed ordinary income	4,915,581
Capital loss carryforward(a)	(269,767,118)
Deferred loss(b)	(4,143,530)
(a)	Represents accumulated capital loss as of December 31, 2009 which may be carried forward to offset future capital gains. If not utilized, the capital loss carryforward expires as follows:

Expiring in 2011	$3,015,471
Expiring in 2012	32,528,048
Expiring in 2013	19,963,019
Expiring in 2014	39,482,767
Expiring in 2017	174,777,813

$269,767,118

(b)	Represents net realized loss incurred between November 1, 2009 and December 31, 2009. As permitted by tax regulations, the Fund has elected to treat this loss as arising in 2010.

PAGE 13 ▪ DODGE & COX INCOME FUND

NOTES TO FINANCIAL STATEMENTS

Fund management has reviewed the tax positions for open periods (for Federal purposes, three years from the date of filing and for State purposes, four years from the date of filing) as applicable to the Fund, and has determined that no provision for income tax is required in the Fund’s financial statements.

NOTE 5—COMMITTED LINE OF CREDIT

The Fund participates with the Trust in a $200 million committed credit facility (“Line of Credit”) with State Street Bank and Trust Company to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. Interest on borrowings is charged at the prevailing rate. There were no borrowings on the Line of Credit during the period.

NOTE 6—PURCHASES AND SALES OF INVESTMENTS

For the year ended December 31, 2009, purchases and sales of securities, other than short-term securities and U.S. government securities, aggregated $2,514,291,308 and $1,038,245,262, respectively. For the year ended

December 31, 2009, purchases and sales of U.S. government securities aggregated $4,597,998,020 and $2,380,188,352, respectively.

NOTE 7—SUBSEQUENT EVENTS

Fund management has determined that no material events or transactions occurred subsequent to December 31, 2009 and through February 18, 2010, the date of the Fund’s financial statements issuance, which require additional disclosure in the Fund’s financial statements.

In January 2010, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2010-6, Fair Value Measurements and Disclosures (Topic 820): Improving Disclosures about Fair Value Measurements. ASU No. 2010-6 enhances and clarifies existing fair value measurement disclosure requirements and is effective for interim and annual periods beginning after December 15, 2009. The Fund is currently evaluating the impact, if any, of applying the provisions of ASU No. 2010-6.

FINANCIAL HIGHLIGHTS

SELECTED DATA AND RATIOS (for a share outstanding throughout each year)	Year Ended December 31,
	2009	2008	2007	2006	2005

Net asset value, beginning of year	$11.79	$12.51	$12.57	$12.54	$12.84
Income from investment operations:
Net investment income	0.65	0.68	0.63	0.61	0.55
Net realized and unrealized gain (loss)	1.20	(0.72)	(0.05)	0.04	(0.30)

Total from investment operations	1.85	(0.04)	0.58	0.65	0.25

Distributions to shareholders from:
Net investment income	(0.68)	(0.68)	(0.64)	(0.62)	(0.55)
Net realized gain	—	—	—	—	—

Total distributions	(0.68)	(0.68)	(0.64)	(0.62)	(0.55)

Net asset value, end of year	$12.96	$11.79	$12.51	$12.57	$12.54

Total return	16.05%	(0.29)%	4.68%	5.30%	1.98%
Ratios/supplemental data:
Net assets, end of year (millions)	$19,254	$13,808	$15,932	$11,972	$9,610
Ratio of expenses to average net assets	0.43%	0.43%	0.44%	0.44%	0.44%
Ratio of net investment income to average net assets	5.29%	5.40%	5.07%	4.77%	3.99%
Portfolio turnover rate	20%	24%	27%	30%	24%

See accompanying Notes to Financial Statements

DODGE & COX INCOME FUND ▪ PAGE 14

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Dodge & Cox Funds and Shareholders of Dodge & Cox Income Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Dodge & Cox Income Fund (the “Fund”, one of the series constituting Dodge & Cox Funds) at December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 18, 2010

SPECIAL 2009 TAX INFORMATION

(unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code:

The Fund designates $4,965,890 of its distributions paid to shareholders in 2009 as qualified dividends (treated for federal income tax purposes in the hands of shareholders as taxable at a maximum rate of 15%).

For shareholders that are corporations, the Fund designates 1% of its ordinary dividends (including short-term gains) paid to shareholders in 2009 as dividends from domestic corporations eligible for the corporate dividends received deduction, provided that the shareholder otherwise satisfies applicable requirements to claim that deduction.

BOARD APPROVAL OF FUNDS’ INVESTMENT MANAGEMENT AGREEMENTS AND MANAGEMENT FEES (unaudited)

The Board of Trustees is responsible for overseeing the performance of the Dodge & Cox Funds’ investment manager and determining whether to continue the Investment Management Agreements between the Funds and Dodge & Cox each year (the “Agreements”). At a meeting of the Board of Trustees of the Trust held on December 14, 2009, the Trustees, by a unanimous vote (including a separate vote of those Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940) (the “Independent Trustees”)), approved the renewal of the Agreements for an additional one-year term through December 31, 2010. During the course of the year, the Board received a wide variety of materials relating to the services provided by Dodge & Cox and the performance of the Funds.

INFORMATION RECEIVED

In advance of the meeting, the Board, including each of the Independent Trustees, requested, received, and reviewed materials relating to the Agreements and the services provided by Dodge & Cox. The Independent Trustees retained Morningstar® to prepare an independent

PAGE 15 ▪ DODGE & COX INCOME FUND

expense and performance summary for each Fund and comparable funds managed by other advisers identified by Morningstar®. The Morningstar® materials included information regarding advisory fee rates, expense ratios, and transfer agency, custodial, and distribution expenses, as well as appropriate performance comparisons to a Fund’s peer group and an index or combination of indices. The Morningstar® materials also included a comparison of expenses of various share classes offered by comparable funds. The materials reviewed by the Board contained information concerning, among other things, Dodge & Cox’s profitability, financial results and condition, advisory fee revenue, and separate account advisory fee schedules. The Board additionally considered the Funds’ brokerage commissions, turnover rates, and sales and redemption data for the Funds, including “soft dollar” payments made for research benefiting the Funds and other accounts managed by Dodge & Cox, and third party research expenses paid by Dodge & Cox. The Board received and reviewed a memorandum summarizing information provided throughout the year regarding Dodge & Cox’s services to the Funds. In addition, the Board requested and received information regarding the different services, costs, and risks associated with separate accounts managed by Dodge & Cox as compared to the Dodge & Cox Funds.

The Board received copies of the Agreements and a memorandum from the independent legal counsel to the Independent Trustees discussing the factors generally regarded as appropriate to consider in evaluating advisory arrangements. The Trust’s Contract Review Committee, consisting solely of Independent Trustees, met with the independent legal counsel on November 5, 2009, and again on December 14, 2009, to discuss whether to renew the Agreements. The Board, including the Independent Trustees, subsequently concluded that the existing Agreements are fair and reasonable and voted to approve the Agreements.

In considering the Agreements, the Board, including the Independent Trustees, did not identify any single factor or particular information as all-important or controlling. In reaching the decision to approve the Agreements, the Board, which was advised by independent legal counsel, considered the following factors, among others, and reached the conclusions described below.

NATURE, QUALITY, AND EXTENT OF THE SERVICES

The Board considered that Dodge & Cox provides a wide range of services to the Funds in addition to portfolio management and that the quality of these services has been excellent in all respects. The extensive nature of services provided by Dodge & Cox has been documented in materials provided to the Board and in presentations made to the Board throughout the year. In particular, the Board considered the nature, quality, and extent of portfolio management, administrative and shareholder services performed by Dodge & Cox, including: Dodge & Cox’s established long-term history of care and conscientiousness in the management of the Funds; demonstrated consistency in investment approach and depth, background, and experience of the Dodge & Cox Investment Policy Committee, International Investment Policy Committee, Global Investment Policy Committee, Fixed Income Investment Policy Committee, and research analysts responsible for managing the Funds; Dodge & Cox’s organizational structure; Dodge & Cox’s high level of service with respect to its core investment management function as well as in the areas of compliance, trading, proxy voting, Fund administration, shareholder communication and services, supervision of Fund operations, and oversight of other service providers. In addition, the Board considered that Dodge & Cox manages approximately $109 billion in Fund assets with fewer professionals than most comparable funds, and that on average these professionals have more experience and longer tenure than investment professionals at comparable funds. The Board also noted that Dodge & Cox is a research-oriented firm with no marketing or sales department, distributor, or transfer agent to distract management’s attention from its research efforts, and that its investment professionals adhere to a consistent investment approach across the Funds. The Board further considered the Funds’ favorable stewardship ratings by Morningstar®. The Board concluded that it was satisfied with the nature, extent, and quality of investment management and other services provided to the Funds by Dodge & Cox.

DODGE & COX INCOME FUND ▪ PAGE 16

INVESTMENT PERFORMANCE

The Board considered short-term and long-term investment performance for each Fund (including periods of outperformance or underperformance) as compared to both relevant indices and the performance of such Fund’s peer group. In light of recent market volatility, the Board also reviewed recent performance in the context of long-term investment goals. The Board noted that the returns of the Funds were down on an absolute basis and relative to peer group funds during 2008, but that performance had improved significantly in 2009. The Board noted that longer-term comparisons demonstrated favorable performance in comparison to peer group funds and was in keeping with the stated goals in the Prospectus. The Board considered that the performance of the Funds is the result of a team-oriented investment management process that emphasizes a long-term investment horizon, independence, comprehensive research, price discipline, and focus. The Board also considered that the investment performance delivered by Dodge & Cox to the Funds appeared to be consistent with the relevant performance delivered for other (non-fund) clients of Dodge & Cox. The Board noted that the Stock and Balanced Funds were rated in the 3-star Morningstar category, the International Stock Fund is rated in the 4-star category, and the Income Fund is rated in the 5-star category (the Global Stock Fund is not yet rated). The Board concluded that Dodge & Cox has delivered favorable long-term performance for Fund investors consistent with the long-term investment strategies being pursued by the Funds.

COSTS AND ANCILLARY BENEFITS

Costs of Services to Funds: Fees and Expenses. The Board considered each Fund’s management fee rate and expense ratio relative to the industry median for similar mutual funds and relative to management fees charged by Dodge & Cox to other (non-fund) clients. The Board evaluated the operating structures of the Funds and Dodge & Cox, noting the following: Dodge & Cox has a centralized focus on investment management operations and derives revenue solely from management fees; its outsourcing of non-advisory support services to unaffiliated third-party service providers is efficient and less costly to investors; Dodge & Cox does not charge front-end sales commissions or distribution fees and bears third party research and distribution-related costs as well as reimbursement for recordkeeping and administrative costs to third-party retirement plan administrators; the Funds receive numerous administrative, regulatory compliance, and shareholder support services from Dodge & Cox without any additional administrative fee; and the fact that the Funds have relatively low transaction costs and portfolio turnover rates. The Board considered that the Funds are substantially below the peer group median in expense ratios and management fee rates and that many media and industry reports specifically comment on the low expense ratios of the Funds, which along with solid long-term performance, have been defining characteristics of the Funds for many years. The Board also considered Morningstar® data showing that some peer group mutual funds offer a class of shares with a low expense ratio, while offering additional share classes with higher expense ratios. The Board also noted that the range of services under the Agreements is much more extensive than under Dodge & Cox’s separate advisory (non-fund) client agreements and that separate accounts incur other expenses that should be considered when comparing Fund expenses to separate account expenses. In light of that and the greater risks and regulatory burdens associated with the high profile mutual fund business, there is reasonable justification for differences in fee rates charged between the two lines of business. The Board concluded that costs incurred by the Funds for the services they receive (including the management fee paid to Dodge & Cox) are reasonable and that the fees are acceptable based upon the qualifications, experience, reputation, and performance of Dodge & Cox and the low overall expense ratios of the Funds.

Profitability and Costs of Services to Dodge & Cox; “Fall-out” Benefits. The Board reviewed reports of Dodge & Cox’s financial position, profitability, and estimated overall value, and they considered Dodge & Cox’s overall profitability within its context as a private, employee-owned S-Corporation and relative to the favorable services provided. The Board noted that net revenues for 2009 represent a decline from 2008 and 2007 levels commensurate with the decline in assets under management over the same period. The Board recognized the importance of Dodge & Cox’s profitability—which is derived solely from management fees and does not include other business ventures—to

PAGE 17 ▪ DODGE & COX INCOME FUND

maintain its independence, stability, company culture and ethics, and management continuity. The Board also considered that revenues reflect the continued success of the Funds and that such revenues are not generated by fees that are high compared to its peers. They noted that Dodge & Cox’s profitability is enhanced due to its efficient internal business model, and that the compensation/profit structure at Dodge & Cox is vital for remaining independent and facilitating retention of its management and investment professionals. The Board considered potential “fall-out” benefits (including the receipt of research from unaffiliated brokers) that Dodge & Cox might receive as a result of its association with the Funds. The Board also noted the extent of additional administrative services performed by Dodge & Cox for the Funds, and that the magnitude of costs and risks borne by Dodge & Cox in rendering advisory services to the Funds (including risks in the compliance, securities valuation, and investment management processes) are continuing to increase. The Board concluded that the profitability of Dodge & Cox’s relationship with the Funds (including fall-out benefits) was fair and reasonable.

THE BENEFIT OF ECONOMIES OF SCALE

The Board considered whether there have been economies of scale with respect to the management of each Fund, whether the Funds have appropriately benefited from any economies of scale, and whether the management fee rate is reasonable in relation to the Fund assets and any economies of scale that may exist. In the Board’s view, any consideration of economies of scale must take account of the Funds’ low fee structure and the considerable efficiencies of the Funds’ organization and fee structure that has been realized by shareholders at the outset of their investment (i.e., from the first dollar). The Board noted that Dodge & Cox has shared economies of scale by adding or enhancing services to the Funds over time, and that the internal costs of providing investment management, up-to-date technology, administrative, and compliance services to the Funds are continuing to increase. For example, Dodge & Cox has increased its research staff and investment resources over the years in order to enhance and expand its investment research capabilities. Thus, the Funds provide access by small investors to top-rank investment management at a relatively low cost. The Board’s decision to renew the

Agreements was made after consideration of economies of scale and review of peer group fund expense ratios and historical expense ratio patterns for the Funds. Their review also included consideration of the desirability of adding breakpoints to the Funds’ fee schedules. The Board concluded that the current Dodge & Cox fee structure is fair and reasonable and adequately shares economies of scale that may exist.

CONCLUSION

Based on their evaluation of all material factors and assisted by the advice of independent legal counsel to the Independent Trustees, the Board, including the Independent Trustees, concluded that the advisory fee structure was fair and reasonable, that each Fund was paying a competitive fee for the services provided, that the scope and quality of Dodge & Cox’s services has provided substantial value for Fund shareholders over the long term, and that approval of the Agreements was in the best interests of each Fund and its shareholders.

FUND HOLDINGS

The Fund provides a complete list of its holdings four times each fiscal year, as of the end of each quarter. The lists appear in the Fund’s First Quarter, Semi-Annual, Third Quarter and Annual Reports to shareholders. The Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-CSR (second and fourth quarters) and Form N-Q (first and third quarters). Shareholders may view the Fund’s Forms N-CSR and N-Q on the SEC’s website at www.sec.gov. Forms N-CSR and N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by 1-202-942- 8090 (direct) or 1-800-732-0330 (general SEC number). A complete list of the Fund’s quarter-end holdings is also available at www.dodgeandcox.com on or about 15 days following each quarter end and remains available on the web site until the list is updated in the subsequent quarter.

PROXY VOTING

For a free copy of the Fund’s proxy voting policies and procedures, please call 1-800-621-3979, visit the Fund’s web site at www.dodgeandcox.com or visit the SEC’s web site at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ending June 30 is also available at www.dodgeandcox.com or at www.sec.gov.

DODGE & COX INCOME FUND ▪ PAGE 18

DODGE & COX FUNDS—EXECUTIVE OFFICER & TRUSTEE INFORMATION

Name (Age) and Address*	Position with Trust (Year of Election or Appointment)	Principal Occupation During Past 5 Years	Other Directorships Held by Trustees
INTERESTED TRUSTEES & OFFICERS
John A. Gunn (66)	Chairman and Trustee (Trustee since 1985)	Chairman (since 2007), Chief Executive Officer (since 2005) and Director of Dodge & Cox, Portfolio Manager and member of Investment Policy Committee (IPC), Global Investment Policy Committee (GIPC) (since 2008), and International Investment Policy Committee (IIPC)	—
Kenneth E. Olivier (57)	President and Trustee (Trustee since 2005)	President (since 2005) and Director of Dodge & Cox, Portfolio Manager, and member of IPC	—
Dana M. Emery (48)	Senior Vice President and Trustee (Trustee since 1993)	Executive Vice President (since 2005) and Director of Dodge & Cox, Director of Fixed Income, Portfolio Manager, and member of Fixed Income Investment Policy Committee (FIIPC)	—
Charles F. Pohl (51)	Senior Vice President (Officer since 2004)	Senior Vice President and Director of Dodge & Cox, Chief Investment Officer (since 2007), Director of Credit Research, Portfolio Manager, Investment Analyst, and member of IPC, GIPC (since 2008), IIPC (since 2007), and FIIPC	—
Diana S. Strandberg (50)	Senior Vice President (Officer since 2005)	Vice President of Dodge & Cox, Director of International Equity (since 2009), Portfolio Manager, and member of IPC, GIPC (since 2008), and IIPC	—
David H. Longhurst (52)	Treasurer (Officer since 2006)	Vice President and Assistant Treasurer of Dodge & Cox (since 2008); Vice President, Treasurer, Controller and Secretary of Safeco Mutual Funds, Safeco Asset Management Company, Safeco Services, Safeco Securities, and Safeco Investment Services (2000-2004)	—
Thomas M. Mistele (56)	Secretary (Officer since 2000)	Chief Operating Officer (since 2004), Director (since 2005), Secretary, and General Counsel of Dodge & Cox	—
Marcia P. Venegas (41)	Chief Compliance Officer (Officer since 2004)	Associate Chief Compliance Officer of Dodge & Cox (since 2008), Chief Compliance Officer of Dodge & Cox (2005-2008), Compliance Officer of Dodge & Cox (2003-2004)	—
INDEPENDENT TRUSTEES
William F. Ausfahl (69)	Trustee (Since 2002)	CFO, The Clorox Co. (1982-1997); Director, The Clorox Co. (1984-1997)	—
L. Dale Crandall (68)	Trustee (Since 1999)	President, Kaiser Foundation Health Plan, Inc. and Kaiser Foundation Hospitals (2000-2002); Senior Vice President—Finance and Administration & CFO, Kaiser Foundation Health Plan, Inc. and Kaiser Foundation Hospitals (1998-2000)	Director, Ansell Limited (medical equipment and supplies) (2002-present); Director, Coventry Health Care, Inc. (managed health care) (2004-present); Director, Metavante Technologies, Inc. (software) (2007 to 2009); Bridgeport Education, Inc. (educational services) (2008 to present)
Thomas A. Larsen (60)	Trustee (Since 2002)	Director in Howard, Rice, Nemerovski, Canady, Falk & Rabkin (law firm)	—
John B. Taylor (63)	Trustee (Since 2005)	Professor of Economics, Stanford University; Senior Fellow, Hoover Institution; Under Secretary for International Affairs, United States Treasury (2001-2005)	—
Will C. Wood (70)	Trustee (Since 1992)	Principal, Kentwood Associates, Financial Advisers	Director, Banco Latinoamericano de Exportaciones S.A. (Latin American foreign trade bank) (1999-Present)

*

The address for each Officer and Trustee is 555 California Street, 40th Floor, San Francisco, California 94104. Each Officer and Trustee oversees all five series in the Dodge & Cox Funds complex and serves for an indefinite term.

Additional information about the Trust’s Trustees and Officers is available in the Trust’s Statement of Additional Information (SAI). You can get a free copy of the SAI by visiting the Fund’s website at www.dodgeandcox.com or calling 1-800-621-3979.

PAGE 19 ▪ DODGE & COX INCOME FUND

ITEM 2.	CODE OF ETHICS.

A code of ethics, as defined in Item 2 of Form N-CSR, adopted by the registrant and applicable to the registrant’s principal executive officer and principal financial officer was in effect during the entire period covered by this report. A copy of the code of ethics as revised December 15, 2008 is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that William F. Ausfahl and L. Dale Crandall, members of the registrant’s Audit and Compliance Committee, are each an “audit committee financial expert” and are “independent”, as defined in Item 3 of Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) – (d) Aggregate fees billed to the registrant for the fiscal years ended December 31, 2009 and December 31, 2008 for professional services rendered by the registrant’s principal accountant were as follows:

	2009	2008
(a) Audit Fees	$230,500	$225,000
(b) Audit-Related Fees	28,100	26,250
(c) Tax Fees	242,600	87,600
(d) All Other Fees	—	—

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include the performance of agreed-upon procedures related to the registrant’s semi-annual financial statements and internal controls. Tax fees include amounts related to tax advice and tax return preparation, compliance, and reviews. These tax services for 2008 and 2009 include a review of distribution calculations and the preparation of Federal, state, and excise tax returns. Tax services for 2009 also include preparation of tax reclaims related to dividend withholding on foreign securities.

(e)(1) The registrant’s Audit and Compliance Committee has adopted policies and procedures (“Policies”) which require the registrant’s Audit and Compliance Committee to pre-approve all audit and non-audit services provided by the principal accountant to the registrant. The policies also require the Audit and Compliance Committee to pre-approve any engagement of the principal accountant to provide non-audit services to the registrant’s investment adviser, if the services directly impact the registrant’s operations and financial reporting. The Policies do not apply in the case of audit services that the principal accountant provides to the registrant’s adviser. If a service (other than the engagement of the principal accountant to audit the registrant’s financial statements) is required to be pre-approved under the Policies between regularly scheduled Audit and Compliance Committee meetings, pre-approval may be authorized by a designated Audit and Compliance Committee member with ratification at the next scheduled Audit and Compliance Committee meeting.

(e)(2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50% of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) For the fiscal years ended December 31, 2009 and December 31, 2008, the aggregate fees billed by the registrant’s principal accountant for non-audit services rendered to the registrant, for non-audit services rendered to the registrant’s investment adviser, and for non-audit services rendered to entities controlled by the adviser were $784,700 and $452,000, respectively.

(h) All non-audit services described under (g) above that were not pre-approved by the registrant’s Audit and Compliance Committee were considered by the registrant’s Audit and Compliance Committee and found to be compatible with maintaining the principal accountant’s independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The registrant has adopted the following procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

1. The shareholder must submit any such recommendation in writing to the registrant to the attention of the Secretary at the address of the principal executive offices of the registrant. The shareholder’s recommendation is then considered by the registrant’s Nominating Committee.

2. The shareholder recommendation must include:

(i) A statement in writing setting forth (a) the name, date of birth, business address and residence address of the person recommended by the shareholder (the “candidate”); and (b) whether the recommending shareholder believes that the candidate is or will be an “interested person” of the registrant (as defined in the Investment Company Act of 1940) and, if not an “interested person,” information regarding the candidate that will be sufficient for the registrant to make such determination and, if applicable, similar information regarding whether the candidate would satisfy the standards for independence of a Board member under listing standards of the New York Stock Exchange or other applicable securities exchange.

(ii) The written and manually signed consent of the candidate to be named as a nominee and to serve as a Trustee if elected;

(iii) The recommending shareholder’s name as it appears on the registrant’s books and the number of all shares of the registrant owned beneficially and of record by the recommending shareholder (as evidenced to the Nominating Committee’s satisfaction by a recent brokerage or account statement); and

(iv) A description of all arrangements or understandings between the recommending shareholder and the candidate and any other person or persons (including their names) pursuant to which the recommendation is being made by the recommending shareholder.

In addition, the Nominating Committee may require the candidate to furnish such other information as it may reasonably require or deem necessary to determine the eligibility of such candidate to serve on the Board or to satisfy applicable law and information regarding the candidate that would be required to be disclosed if the candidate were a nominee in a proxy statement or other filing required to be made in connection with solicitation of proxies for election of Trustees.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) An evaluation was performed within 90 days of the filing of this report, under the supervision and with the participation of the registrant’s management, including the principal executive officer and principal financial officer, of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures. Based on that evaluation, the principal executive officer and principal financial officer concluded that the registrant’s disclosure controls and procedures were effective.

(b) The registrant‘s principal executive officer and principal financial officer are aware of no changes in the registrant‘s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1) The registrant‘s code of ethics pursuant to Item 2 of Form N-CSR is attached. (EX.99A)

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached. (EX.99B)

(a)(3) Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached. (EX.99C)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

DODGE & COX FUNDS

By	/s/ John A. Gunn
John A. Gunn
Chairman—Principal Executive Officer

Date February 26, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

DODGE & COX FUNDS

By	/s/ John A. Gunn
John A. Gunn
Chairman—Principal Executive Officer

By	/s/ David H. Longhurst
David H. Longhurst
Treasurer—Principal Financial Officer

Date February 26, 2010